File No. 333-224394

United States
Securities and Exchange Commission
Washington, DC 20549
FORM S-1
POST-EFFECTIVE AMENDMENT NO. 2 TO THE
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Union Security Insurance Company
(Exact name of registrant as specified in its charter)
Kansas
(State or other jurisdiction of incorporation or organization)

6311
(Primary Standard Industrial Identification Code)

81-0170040
(I.R.S. Employer Identification Number)

2323 Grand Boulevard, Kansas City, MO 64108, (816) 474-2345
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Lisa Proch
Talcott Resolution Life Insurance Company
1 Griffin Road North
Windsor, Connecticut 06095-1512
(860) 547-4390
(Name, address, including zip code, and telephone
number, including area code, of agent for service)
Approximate date of commencement of proposed sale to the public:
From time to time after the registration statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer,""smaller reporting company" and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large Accelerated filer ( )                            Accelerated Filer ( )
Non-Accelerated Filer (x)                             Smaller Reporting Company ( )
Emerging Growth Company ( )

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act.☐

Calculation of Registration Fee

Title of each class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Deferred Annuity Contracts & Participating Interests Therein	$129,700,000**	N/A*	N/A	N/A**
* The maximum aggregate offering price is estimated solely for the purpose of determining the registration fee. The amount being registered and the proposed maximum offering price per unit are not applicable in that these contracts are not issued in predetermined amounts or units.
**Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement carries forward approximately $129,700,000 of unsold securities, all of which are included under "Amount to be registered" above, that were previously registered on Form S-1 registration statement (File No. 333-224394), filed on April 19, 2018 by Hartford Life Insurance Company (know known as Talcott Resolution Life Insurance Company). Because a filing fee of $16,116.40 was previously paid for the securities being carried forward to this registration statement, no filing fee is due in connection with those securities. The offering of securities on the earlier registration statement will be deemed terminated as of the date of effectiveness of this registration statement.
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MASTERS VARIABLE ANNUITY

VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

This prospectus describes the Masters Variable Annuity. Masters Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:
✓  Flexible, because you may add Premium Payments at any time.
✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.
✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
This Contract and its features are no longer available for new sales. At the time you purchased your Contract, you allocated your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: AIM Variable Insurance Funds, BlackRock, and Hartford HLS Funds.
You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment ("MVA"). Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.
You should keep this prospectus for your records. You can also call us to get a Statement of Additional Information ("SAI"), free of charge. The SAI contains more information about this Contract, and, like this prospectus, the SAI is filed with the Securities and Exchange Commission ("SEC"). Although we file the prospectus and the SAI with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the SAI can also be obtained from the SEC's website (http://www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.
Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial

Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 am. to 6:00 p.m., Eastern Time. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2020
Date of Statement of Additional Information: May 1, 2020

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or Guarantee Periods.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge ("CDSC"): The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution: A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any MVA.
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

During Accumulation Period
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	7%
First Year (2)	7%
Second Year	6%
Third Year	5%
Fourth Year	4%
Fifth Year	3%
Sixth Year	2%
Seventh Year	1%
Eighth Year	0%
(1)  Each Premium Payment has its own CDSC schedule. The CDSC is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.
(2)  Length of time from Premium Payment.
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%
This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.38%	0.85%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$870
3 years	$1,173
5 years	$1,465
10 years	$2,503

(2)	If you annuitize at the end of the applicable time period:

1 year	$220
3 years	$680
5 years	$1,165
10 years	$2,503

(3)	If you do not Surrender your Contract:

1 year	$220
3 years	$680
5 years	$1,165
10 years	$2,503
Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled: "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

Highlights
What type of sales charge will I pay?
We may charge you a CDSC when you partially or fully Surrender your Contract. The CDSC will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the CDSC is equal to:

Number of Years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%
You won't be charged a CDSC on:
✓  The Annual Withdrawal Amount
✓  Premium Payments or earnings that have been in your Contract for more than seven years
✓  Distributions made due to death
✓  Distributions under a program for substantially equal periodic payments
✓  Most payments we make to you as Annuity Payouts
What charges will I pay on an annual basis?
You pay the following charges each year:
•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.
•  Administrative Charge — This is a charge for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.
•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

s	You may have to pay income tax on the money you take out and, if you Surrender before you are age 591/2, you may have to pay an income tax penalty.

s	You may have to pay a CDSC and an MVA on the amount you Surrender.
Is there a Market Value Adjustment?
Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to an MVA. The MVA may increase or reduce the General Account value of your Contract. An MVA will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The MVA is computed using a formula that is described in this prospectus under "Market Value Adjustment".
What Investment Choices are available?
You may allocate your Premium Payment or Contract Values among the following investment choices:
•  The variable Sub-Accounts that invest in underlying Funds; and/or
•  One or more Guarantee Periods, which may be subject to an MVA.
Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.

Will Union Security pay a Death Benefit?
There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.
If your Contract was issued with the Enhanced Death Benefit Rider and death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus the dollar amount of partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or
•  The Contract Value of your Contract adjusted for any applicable MVA; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable MVA, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.
See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.
You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option.
Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:
•  fixed dollar amount Automatic Annuity Payouts,
•  variable dollar amount Automatic Annuity Payouts, or
•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
General Contract Information
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located in Windsor, Connecticut. Talcott Resolution is ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Separate Account
The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract.
The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Talcott Resolution. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•	Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•	Is not subject to the liabilities arising out of any other business Union Security or Talcott Resolution may conduct.

•
Is not affected by the rate of return of Union Security's General Account or Talcott Resolution's General Account or by the investment performance of any of Union Security's or Talcott Resolution's other Separate Accounts.

•
May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•	Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Growth HLS Fund - Class IA (formerly Hartford Small/Mid Cap Equity HLS Fund)	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.
The Funds may not be available in all states.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These are risks disclosed in the Funds' prospectus.
Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2019, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2019, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect

$75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2019, revenue sharing and Rule 12b-1 fees did not exceed $1.4 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any CDSC, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
Guarantee Periods
Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 4%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 4%.
We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.
The maximum amount you can invest in a Guarantee Period is $500,000.
We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:
•  the duration of a Guarantee Period,
•  regulatory and tax requirements,
•  sales and administrative expenses we bear,
•  risks we assume,
•  our profitability objectives, and
•  general economic trends.
Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.
Market Value Adjustment
Except as described below, we will apply an MVA to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply an MVA to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.
The purpose of the MVA is to generally transfer the risk to you of prematurely liquidating your investment. The MVA reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the MVA factor, then the application of the MVA will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the MVA factor, then the application of the MVA will increase the amount you receive or transfer. You will find a sample MVA calculation in Appendix I.
We do not apply an MVA to withdrawals and transfers of the general account value in the following circumstances:
1.  Death benefits paid pursuant to a Contract;
2.  Surrenders or transfers from the one-year Guarantee Period;
3.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and
4.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.
The Contract
Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.

A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the MVA imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:
•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less
•  The amount of any transfers or Surrenders out of the Guarantee Period.
Can I transfer from one investment choice to another?
Subject to the restrictions below, you may transfer Contract Value:
•  From a Sub-Account to another Sub-Account;
•  From a Sub-Account to a Guarantee Period;
•  From a Guarantee Period to a Sub-Account;
•  From a Guarantee Period to another Guarantee Period.
Transfers from a Guarantee Period may be subject to an MVA.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
If we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes

Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market  Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
"Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Transfers between the Sub-Accounts and Guarantee Periods — You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period are subject to an MVA if the transfer is:
•  more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or
•  are not part of a formal Union Security program for the transfer of general account value.
The amount of any positive or negative MVA will be added or deducted from the transferred amount.
General Account Transfer Restrictions — We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.
We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

•	The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

•	The MVA will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

•	Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
The CDSC covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to investment professionals and the cost of preparing sales literature and other promotional activities.
We assess a CDSC when you request a full or partial Surrender. The percentage of the CDSC is based on how long your Premium Payments have been in the Contract. The CDSC will not exceed the total amount of the Premium Payments made.

Each Premium Payment has its own CDSC schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the CDSC will be when you Surrender.
The CDSC is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%
The following Surrenders are NOT subject to a CDSC:
•  Annual Withdrawal Amount — During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
•  Surrenders made from Premium Payments invested for more than seven years — After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.
Under the following situations, the CDSC is WAIVED:
•  Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any CDSC applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your investment professional or us to determine if it is available for you.
•  For Required Minimum Distributions. This allows Annuitants who are age 701/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC. All requests for Required Minimum Distributions must be in writing.
•  On or after the Annuitant's 110th birthday.
The following situations are NOT subject to a CDSC:
•  Upon death of the Annuitant or Contract Owner. No CDSC will be deducted if the Annuitant or Contract Owner dies.
•  Upon Annuitization. The CDSC is not deducted when you annuitize the Contract. We will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•  For substantially equal periodic payments. We will waive the CDSC if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
•  Upon cancellation during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:
•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the

CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.
•  Expense Risk — We also bear an expense risk that the CDSCs collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge
For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:
If death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or
•  The Contract Value of your Contract adjusted for any applicable MVA; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable MVA, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.
If death occurs on or after the earlier of Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The Rollup Amount on the earlier of the Contract Owner's or Annuitant's 75th birthday plus any Premium Payments made since that birthday, minus the dollar amount of any partial Surrenders since that birthday; or

•  The Contract Value of your Contract adjusted for any applicable MVA; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable MVA, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:
•  The total Premium Payments you have made to us minus any partial Surrenders; or
•  The Contract Value of your Contract adjusted for any applicable MVA; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable MVA, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
Required Distributions — If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information. If your Contract is qualified, please see "Information Regarding Tax-Qualified Plans" for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable CDSC and Premium Taxes and adjusted for any positive or negative MVA. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.
Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•  What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.
Joint and Full Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.
We may offer other Annuity Payout Options available.
•  You cannot Surrender your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,

•  the Assumed Investment Return
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.
Asset Rebalancing — In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.
•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.

•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•  These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Are Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. TDC is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is 1 Griffin Road North, Windsor, CT 06095.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
Experts
The financial statements of Union Security Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Legal Proceedings
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect individually or in the aggregate, on the Company's financial condition.

More Information
You may call your investment professional if you have any questions or call us at 1-800-862-6668 or write us at the address below:
Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
1-800-862-6662 (Contract Owners)

1-800-862-7155 (Investment Professionals)
Financial Statements
You can find financial statements of the Separate Account and Union Security in the SAI. To receive a copy of the SAI free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly, does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.

a.	Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose.

If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial

Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,500 for 2020). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional

IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	for the birth or adoption of a child under Code Section 72(t)(2)(H);

(ix)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(x)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(xi)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xii)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xiii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

(i)	the calendar year in which the individual attains:
(a) Age 70-1/2 for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or

(ii)
Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply if an individual died prior to 2020 or in 2020 and subsequent years.

(i)	Individuals who died prior to 2020

(a)
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.

(b)
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

(ii)	Individuals who die in 2020 and subsequent years

(a)
For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.

(b)	For all other beneficiaries the individual’s entire interest generally must be distributed within 10 years after the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.918	$9.469	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.556	$8.918	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,275	3,575	—	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.614	$7.075	$6.204	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171	$3.770
Accumulation Unit Value at end of period	$8.013	$6.614	$7.075	$6.204	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171
Number of Accumulation Units outstanding at end of period (in thousands)	6,198	7,105	7,948	8,913	10,240	11,550	13,185	14,613	16,820	19,741
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.778	$4.115	$3.415	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221	$1.932
Accumulation Unit Value at end of period	$4.893	$3.778	$4.115	$3.415	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221
Number of Accumulation Units outstanding at end of period (in thousands)	2,392	2,714	2,960	3,223	3,860	4,201	4,930	5,418	6,899	8,288
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$54.413	$56.274	$46.785	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916	$21.255
Accumulation Unit Value at end of period	$72.001	$54.413	$56.274	$46.785	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916
Number of Accumulation Units outstanding at end of period (in thousands)	458	526	601	678	768	848	956	1,086	1,239	1,416
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.102	$3.321	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584	$1.418
Accumulation Unit Value at end of period	$3.936	$3.102	$3.321	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584
Number of Accumulation Units outstanding at end of period (in thousands)	2,878	3,058	3,345	3,772	4,063	4,367	4,711	4,693	5,359	5,774
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$49.430	$52.084	$39.775	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316	$22.459
Accumulation Unit Value at end of period	$64.673	$49.430	$52.084	$39.775	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316
Number of Accumulation Units outstanding at end of period (in thousands)	600	682	759	866	986	1,092	1,222	1,377	1,582	1,792
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.379	$16.515	$12.832	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987	$6.023
Accumulation Unit Value at end of period	$21.118	$16.379	$16.515	$12.832	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987
Number of Accumulation Units outstanding at end of period (in thousands)	8,891	10,256	11,463	12,760	14,427	16,012	18,033	20,429	23,551	27,030
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.083	$27.380	$25.791	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578	$17.085
Accumulation Unit Value at end of period	$29.608	$26.083	$27.380	$25.791	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578
Number of Accumulation Units outstanding at end of period (in thousands)	236	262	289	321	354	418	495	584	634	725

	As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.647	$3.302	$2.672	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325	$2.058
Accumulation Unit Value at end of period	$3.301	$2.647	$3.302	$2.672	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325
Number of Accumulation Units outstanding at end of period (in thousands)	5,522	6,418	6,944	7,944	8,924	9,712	10,850	12,250	14,369	16,645
Hartford MidCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.792	$30.192	$26.744	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766	$12.700
Accumulation Unit Value at end of period	$36.950	$26.792	$30.192	$26.744	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766
Number of Accumulation Units outstanding at end of period (in thousands)	252	280	314	372	406	433	495	564	677	750
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.863	$23.567	$21.052	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297	$10.271
Accumulation Unit Value at end of period	$25.711	$19.863	$23.567	$21.052	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297
Number of Accumulation Units outstanding at end of period (in thousands)	583	668	757	842	932	985	1,106	1,247	1,460	1,684
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$61.575	$70.682	$59.665	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711	$23.537
Accumulation Unit Value at end of period	$82.506	$61.575	$70.682	$59.665	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711
Number of Accumulation Units outstanding at end of period (in thousands)	493	551	624	707	808	895	1,011	1,125	1,296	1,464
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.926	$2.970	$2.512	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482	$1.309
Accumulation Unit Value at end of period	$3.788	$2.926	$2.970	$2.512	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482
Number of Accumulation Units outstanding at end of period (in thousands)	879	922	1,034	1,181	1,112	1,232	1,443	1,655	1,965	2,402
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.680	$3.761	$3.625	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149	$2.969
Accumulation Unit Value at end of period	$4.018	$3.680	$3.761	$3.625	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149
Number of Accumulation Units outstanding at end of period (in thousands)	4,197	4,531	5,170	5,662	6,256	6,997	8,110	9,615	10,537	11,180
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$26.188	$26.199	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059	$24.471
Accumulation Unit Value at end of period	$27.048	$26.056	$26.188	$26.199	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059
Number of Accumulation Units outstanding at end of period (in thousands)	354	392	450	484	559	618	729	853	986	1,165
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.677	$1.674	$1.680	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800	$1.824
Accumulation Unit Value at end of period	$1.701	$1.677	$1.674	$1.680	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800
Number of Accumulation Units outstanding at end of period (in thousands)	2,907	3,071	3,317	3,537	3,904	4,299	5,118	6,322	7,857	8,846

	As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.282	$2.575	$2.261	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320	$1.167
Accumulation Unit Value at end of period	$2.875	$2.282	$2.575	$2.261	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320
Number of Accumulation Units outstanding at end of period (in thousands)	5,901	6,812	7,842	9,125	10,076	11,043	12,763	14,589	16,590	19,160
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$9.984	$—	$—	$—
Accumulation Unit Value at end of period	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	189	357	342	369	249	178	39	—	—	—

Further Information About Union Security Insurance Company
ITEM 3. RISK FACTORS
Certain factors may have a material adverse effect on our business, financial condition, results of operations and cash flows. You should carefully consider them, along with the other information presented in this report. It is not possible to predict or identify all such factors. Additional risks and uncertainties that are not yet identified or that we currently believe to be immaterial may also materially harm our business, financial condition, results of operations and cash flows.
Unless otherwise stated, amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.
For additional detail on risks that relate to our business, please see the Risk Factors in the 2019 Annual Report on Form 10-K of Assurant, Inc. (the “Parent”) filed with the U.S. Securities and Exchange Commission (the “SEC”).
Reinsurance may not be adequate or available to protect us against losses, and we are subject to the credit risk of reinsurers.
As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks we underwrite. Although reinsurers are liable to us for claims contractually ceded under our reinsurance arrangements, we remain liable to the insured as the direct insurer on all risks reinsured. Ceded reinsurance arrangements therefore do not eliminate our obligation to pay claims. We are subject to credit risk with respect to our ability to recover amounts due from reinsurers. The inability to collect amounts due from reinsurers could materially adversely affect our results of operations and financial condition.
Through reinsurance, the Parent has sold or exited businesses that could again become our direct financial and administrative responsibility if the reinsurers become insolvent.
In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. The Parent has also exited certain businesses through reinsurance. For example, the Parent sold its Long-Term Care division, the insurance operations of its Fortis Financial Group division, including individual life operations and annuity business, and its Assurant Employee Benefits segment through coinsurance/reinsurance transactions. Our reinsurance recoverable relating to these three dispositions was $3.20 billion (compared to our total reinsurance recoverables of $3.26 billion) as of December 31, 2019. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life Assurance Company of Canada (“Sun Life”), John Hancock Life Insurance Company ("John Hancock") and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”). The A.M. Best Company (“A.M. Best”) ratings of Sun Life, John Hancock and Talcott Resolution are currently A+, A+ and B++, respectively. Most of the assets backing reserves coinsured/reinsured under these and other sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, the assets in the trusts or separate accounts could prove insufficient to support the liabilities that would revert to us.
We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition. In addition, other third parties to whom the Parent has sold businesses in the past may in turn sell these businesses to other third parties, through reinsurance or otherwise, and we could face credit risks and risks related to the new administrative systems and capabilities of these third parties in administering these businesses.
General economic, financial market and political conditions and conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition.
General economic, financial market and political conditions and conditions in the markets in which we operate could have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global markets, declines in consumer confidence and consumer spending, increases in prices or in the rate of inflation, periods of high unemployment, persistently low or rapidly increasing interest rates, disruptive geopolitical events and other events outside of our control, such as a major epidemic or a pandemic (such as COVID-19), could contribute to increased volatility and diminished expectations for the economy and the financial markets.
These conditions could adversely affect our business. Specifically, during periods of economic downturn:

•
individuals and businesses may (i) choose not to purchase our insurance products and other products and services, (ii) terminate existing policies or contracts or permit them to lapse and (iii) choose to reduce the amount of coverage they purchase;

•	conditions in the markets in which we operate may deteriorate;

•
clients are more likely to underperform expectations, experience financial distress, declare bankruptcy or liquidate, which could have an adverse impact on the remittance of premiums from such clients and the collection of receivables from such clients for items such as unearned premiums and could otherwise expose us to credit risk;

•	there is a higher loss ratio on credit card and installment loan insurance due to rising unemployment and disability levels;

•	there is an increased risk of fraudulent insurance claims; and

•	substantial decreases in loan availability and origination could reduce the demand for credit insurance that we write.

Inflationary pressures may affect the costs associated with our preneed insurance policies, particularly those that are guaranteed to grow with the Consumer Price Index. Conversely, deflationary pressures may affect the pricing of our products and services.
In addition, with respect to our preneed insurance policies, elderly individuals are generally more susceptible to certain epidemics and pandemics (such as COVID-19) than the overall population. An epidemic or pandemic resulting in a higher incidence of mortality could have a material adverse effect on our results of operations and financial condition.
Our actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur additional expense for settling unreserved liabilities, which could have a material adverse effect on our results of operations, profitability and capital.
We maintain reserves to cover our estimated ultimate exposure for claims and claim adjustment expenses with respect to reported claims and incurred but not reported (“IBNR”) claims as of the end of each accounting period. The determination of reserve estimates is inherently a matter of judgment and our ultimate liabilities could exceed reserves for a variety of reasons, including changes in macroeconomic factors (such as unemployment and interest rates), case development and other factors. From time to time, we also adjust our reserves, and may adjust our reserving methodology, as these factors, our claims experience and estimates of future trends in claims frequency and severity change. Reserve development, changes in our reserving methodology and paid losses exceeding corresponding reserves could have a material adverse effect on our results of operations, profitability and capital.
A decline in our financial strength ratings could adversely affect our results of operations and financial condition.
Ratings are important considerations in establishing the competitive position of insurance companies. A.M. Best, Moody's Investors Service, Inc. ("Moody's") and S&P Global Ratings, a division of S&P Global Inc. ("S&P") ratings represent their opinions regarding our ability to meet our financial obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's and S&P, and we cannot assure that we will be able to retain them. During the year ended December 31, 2019, A.M. Best downgraded our financial strength rating from A- (with a negative outlook) to B++ (with a stable outlook).
In addition, rating agencies may change their methodology or requirements for determining ratings, or they may become more conservative in assigning ratings. Rating agencies or regulators could also increase capital requirements for us. Any reduction in these ratings could materially adversely affect our standing in the insurance industry and the demand for our products from intermediaries and consumers, which could materially adversely affect our results of operations. In addition, any reduction in our financial strength ratings could materially adversely affect our and the Parent's cost of borrowing.
Our revenues and profits may decline if we are unable to maintain relationships with significant clients, distributors and other parties, or renew contracts with them on favorable terms, or if those parties face financial, reputational or regulatory issues.
The success of our business depends largely on our relationships and contractual arrangements with significant clients, distributors and other parties, including vendors. If our key clients, distributors, vendors or other parties terminate important business arrangements with us, or renew contracts on terms less favorable to us, our cash flows, results of operations and financial condition could be materially adversely affected.
We also receive a substantial portion of our revenue from a few clients. A reduction in business with or the loss of one or more of our significant clients could have a material adverse effect on our results of operations and cash flows. Our reliance on a few significant clients may weaken our bargaining power and we may be unable to renew contracts with them on favorable terms or at all.
We are also subject to the risk that clients, distributors and other parties may face financial difficulties, reputational issues, problems with respect to their own products and services or regulatory restrictions or compliance issues that may lead to a decrease in or cessation of sales of our products and services and have other adverse impacts on our results of operations or financial condition.

Our investment portfolio is subject to market risk, including changes in interest rates, that may adversely affect our results of operations and financial condition.
Investment returns are an important part of our profitability. Our investments are subject to market-wide risks and fluctuations, including in the fixed maturity and equity securities markets, which could impair our profitability, financial condition and cash flows. Further, in pricing our products and services, we incorporate assumptions regarding returns on our investments. Market conditions may not allow us to invest in assets with sufficiently high returns to meet our pricing assumptions and profit targets over the long term.
We are subject to interest rate risk in our investment portfolio. Changes in interest rates may materially adversely affect the performance of some of our investments, including by materially reducing the fair value of and net investment income from fixed maturity securities and increasing unrealized losses in our investment portfolio. Fixed maturity securities represented approximately 86%   of the fair value of our total investments as of December   31, 2019. The fair market value of fixed maturity securities generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income from fixed maturity securities generally increases or decreases directly with interest rates. In addition, actual net investment income and cash flows from investments that carry prepayment risk, such as mortgage-backed and other asset-backed securities, may differ from those anticipated at the time of investment as a result of interest rate fluctuations. Recent periods have been characterized by low interest rates. A prolonged period during which interest rates remain at historically low levels may result in lower-than-expected net investment income and larger required reserves. Though we employ asset/liability management strategies to manage the adverse effects of interest rate changes, significant fluctuations in the level of interest rates may require us to liquidate investments prior to maturity at a significant loss to pay claims, which could have a material adverse effect on our results of operations and financial condition.
In addition, extended periods of declining interest rates or rising inflation may cause compression in the spread between the death benefit growth rates on our preneed insurance policies and the investment income that we can earn, resulting in a negative spread, which may have a material adverse effect on our results of operations and our overall financial condition.
Our investment portfolio is subject to credit, liquidity and other risks that may adversely affect our results of operations and financial condition.
We are subject to credit risk in our investment portfolio, primarily from our investments in fixed maturity securities, including corporate bonds, municipal bonds, asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities. Defaults by third parties in the payment or performance of their obligations could reduce our investment income or result in realized investment losses. The value of our investments may be materially adversely affected by downgrades in the corporate bonds included in our portfolio, increases in treasury rates or credit spreads and by other factors that may result in realized and unrealized investment losses and other-than-temporary impairments. The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and there are inherent risks and uncertainties involved in making these judgments. Changes in facts, circumstances or critical assumptions could cause management to conclude that further impairments have occurred, which could lead to additional losses on investments. Each of these events may cause us to reduce the carrying value of our investment portfolio.
The value of any particular fixed maturity security is subject to impairment based on the creditworthiness of its issuer. As of December   31, 2019, fixed maturity securities represented approximately 86%,   and below investment grade securities (rated “BB” or lower by nationally recognized statistical rating organizations) represented approximately   3%,   of the fair value of our total investments. Below investment grade securities generally are expected to provide higher returns but present greater risk and can be less liquid than investment grade securities. A significant increase in defaults and impairments on our fixed maturity securities portfolio could materially adversely affect our results of operations and financial condition.
Equity securities represented approximately   7%   of the fair value of our total investments as of December   31, 2019. However, we have had higher percentages of equity securities in the past and may make more equity investments in the future. Investments in equity securities generally are expected to provide higher total returns but present greater risk to preservation of capital than our fixed maturity securities.   Beginning January 1, 2018, we were required to reflect all changes in the fair value of equity securities through our statement of operations, which may increase the volatility of our financial results.
Our investments in commercial mortgage loans on real estate (which represented approximately   5%   of the fair value of our total investments as of December   31, 2019) are relatively illiquid. If we require extremely large amounts of cash on short notice, we may have difficulty selling these investments at attractive prices and in a timely manner.
Environmental liability exposure may result from our commercial mortgage loan portfolio and real estate investments.
Liability under environmental protection laws resulting from our commercial mortgage loan portfolio and real estate investments may weaken our financial strength and reduce our profitability.

U.S. tax reform could have an adverse impact on our results of operations and financial condition.
Tax laws and regulations, or their interpretation and application, are subject to significant change and may adversely affect our results of operations and financial condition. For example, on December 22, 2017, the U.S. Tax Cuts and Jobs Act (the "TCJA"), which significantly amended the Internal Revenue Code of 1986, was enacted. Compliance with the TCJA may require the collection of information not regularly produced within the Company or by the Parent, the use of estimates in our financial statements, and the exercise of significant judgment in accounting for its provisions. The overall impact of the TCJA is uncertain due to the ambiguities in the application of certain provisions of the TCJA, the impact of future guidance, interpretations or rules issued by government agencies in applying the TCJA and potential court decisions interpreting the legislation. Future changes in U.S. tax laws, including changes in the application or interpretation of the TCJA, could have an adverse impact on our results of operations and financial condition.
The value of our deferred tax assets could become impaired, which could materially and adversely affect our results of operations and financial condition.
In accordance with applicable income tax guidance, we must determine whether our ability to realize the value of our deferred tax asset or to recognize certain tax liabilities related to uncertain tax positions is “more likely than not.” Under current income tax guidance, a deferred tax asset should be reduced by a valuation allowance, or a liability related to uncertain tax positions should be accrued, if, based on the weight of all available evidence, it is more likely than not that some portion of the deferred tax asset will not be realized. The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carryback or carry-forward periods.
In determining the appropriate valuation allowance, management made certain judgments relating to recoverability of deferred tax assets, use of tax loss and tax credit carry-forwards, levels of expected future taxable income and available tax planning strategies. The assumptions in making these judgments are updated periodically on the basis of current business conditions affecting us and overall economic conditions. These management judgments are therefore subject to change due to factors that include, but are not limited to, changes in our ability to realize sufficient taxable income of the same character in the same jurisdiction or in our ability to execute other tax planning strategies. Furthermore, any future changes in tax laws could impact the value of our deferred tax assets. Management will continue to assess and determine the need for, and the amount of, the valuation allowance in subsequent periods. Any change in the valuation allowance could have a material adverse impact on our results of operations and financial condition.
The failure to effectively maintain and modernize our information technology systems and infrastructure could adversely affect our business.
The success of our business depends on our ability to maintain effective, secure and reliable information technology systems and infrastructure and to modernize them to support current and new clients and conduct business in an efficient and cost-effective manner. The Parent is undergoing a multi-year transformation of its and its subsidiaries' information technology systems and infrastructure, including enhancing existing systems and developing new systems and products, to support our strategy and keep pace with continuing changes in information processing technology and evolving industry and regulatory requirements. We are also updating certain operations and financial systems, procedures and controls. However, we currently rely on manual processes and procedures that subject us to increased risk of error and internal control failure compared to automated processes.
Our ability to modernize our information technology systems and infrastructure requires us to execute large-scale, complex programs and projects, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement these programs and projects effectively, efficiently or in a timely manner, which could result in poor customer experience, cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.
If we are unable to maintain information technology systems, procedures (including technology continuity planning and recovery testing) and controls that function effectively without interruption and securely (including through a failure to replace or update redundant or obsolete hardware, applications or software systems) or to update our systems, we may not be able to successfully offer our products, conduct our business and account for transactions in an appropriate and timely manner and our relationships with clients could be adversely affected. We have from time to time experienced failures that result in the unavailability of information technology systems upon which our clients rely. Such failures could result in loss of business and adversely affect our financial condition and results of operations.
We could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.
We rely on the uninterrupted and secure operation of our information technology systems to operate our business and securely process, transmit and store electronic information. This electronic information includes confidential and other sensitive information, including personal data, that we receive from our customers, vendors and other third parties. In the normal course of business, we also share confidential and other sensitive information with our vendors and other third parties with whom we work. Our information technology systems and safety control systems and those of our vendors and other third parties are vulnerable to damage or interruption from a variety of external threats, including cyber-attacks, computer viruses, malware, ransomware and other types of data and systems related events. Our systems are also subject to compromise from internal threats such as improper action by employees and other third parties who may have otherwise legitimate access to our systems. Our call centers subject us to additional risk from internal threats due to access to personal information. Moreover, we face the ongoing challenge of managing access controls in a complex environment. The latency of a compromise is often measured in months but could be years, and we may not be able to detect a compromise in a timely manner. We could experience significant financial and reputational harm if our information systems are breached, sensitive client or Company data are compromised, surreptitiously modified, rendered inaccessible for any period of time or maliciously made public, or if we fail to make adequate disclosures to the public or law enforcement agencies following any such event.
Cyber threats are rapidly evolving and becoming increasingly sophisticated. We are at risk of attack by a growing list of adversaries, including state-sponsored organizations, organized crime, hackers and “hacktivists” (activist hackers), through use of increasingly sophisticated methods of attack, including long-term, persistent attacks referred to as advanced persistent threats or attacks via yet unknown vulnerabilities referred to as zero-day threats. Because the techniques used to obtain unauthorized access or sabotage systems change frequently and generally are not identified until they are launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures, resulting in potential data loss or other damage to information technology systems. As the breadth and complexity of the technologies we use continue to grow, including as a result of the use of mobile devices, cloud services, social media and the increased reliance on devices connected to the Internet, the potential risk of security breaches and cyber-attacks also increases.
Our data protection measures may not be effective to protect our network and systems from such threats. Should an attacker gain access to our network using compromised credentials of an authorized user or otherwise, we are at risk that the attacker might successfully leverage that access to compromise additional systems and data. Certain measures that could increase the security of our systems take significant time and resources to deploy broadly and may not be effective against an attack. Additionally, our policies, procedures and technical safeguards may be insufficient to prevent or detect improper access to confidential, personal or proprietary information and other cybersecurity incidents, assess the severity or impact of any such incidents or appropriately respond in a timely manner. The inability to implement, maintain and upgrade effective protective measures and other safeguards or adequately respond to a breach could have a material adverse effect on our business.
To safeguard against the accidental introduction of security vulnerabilities, we continue to invest in the development of software in accordance with best practices. In addition, our information systems must be continually patched and upgraded to protect against vulnerabilities. As the volume of new software vulnerabilities continues to increase, as has the criticality of patches and other remedial measures. Accordingly, we are at risk that cyber attackers exploit these vulnerabilities before they have been addressed. Due to the large number and age of the systems and platforms that we operate and the increased frequency at which vendors issue security patches to their products, the need to test patches and, in some cases coordinate with clients and vendors, before they can be deployed, we are at risk that we cannot deploy in a timely and effective manner. We are also dependent on vendors and other third parties, such as cloud service providers, to keep their systems patched in order to protect our data. Any failure related to these activities could have a material adverse effect on our business. We have vendors and other third parties who receive data from us in connection with the services we offer our customers. In addition, we have migrated certain data, and may increasingly migrate data, to the cloud hosted by third party providers. We are at risk of a cyber-attack involving a vendor or other third party, which could result in a breakdown of such third party’s data protection measures or access to our infrastructure through the third party. To the extent that a vendor or third party suffers a cyber-attack that compromises their operations, our data and our customers’ data could be compromised or we may experience possible service interruption, which could have a material adverse effect on our business.
We have from time to time experienced cybersecurity incidents, such as malware incursions, employee misconduct and incidents resulting from human error, such as loss of portable and other data storage devices. Like many companies, we are subject to regular phishing email and social media engineering campaigns directed at our employees that can result in malware infections and financial and data losses. Although these incidents have resulted in data loss and other damages, to date, they have not had a material adverse effect on our business or operations. In the future, these types of incidents could result in confidential, personal or proprietary information being lost or stolen, surreptitiously modified, rendered inaccessible for any period of time, or maliciously made public, including client, employee or company data, which could have a material adverse effect on our business.
Improper access to or disclosure of sensitive client or Company information could harm our reputation and subject us to significant liability under our contracts, as well as under existing or future laws, rules and regulations. In the event of a cyber-attack, we might have to take our systems offline, which could interfere with services to our clients or damage our reputation. We also may be unable to detect an incident, assess its severity or impact, or appropriately respond and recover any financial and data loss in a timely manner. We may be required to expend significant additional resources to mitigate the damage and to protect against future damage. In addition, our Parent's liability insurance, which includes cyber insurance, may not be sufficient in type or amount to cover us against claims related to security breaches, cyber-attacks and other related data and system incidents.
The costs of complying with, or our failure to comply with, laws related to privacy, data security and data protection could adversely affect our financial condition, operating results and reputation.
In providing services and solutions to our customers and operating our business, we process, store and transfer sensitive customer, end-consumer and Company data, including personal data , in and across multiple jurisdictions. As a result, we are, or may become, subject to a variety of laws and regulations regarding privacy, data protection and data security. These laws and regulations are continuously evolving and developing. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting. At the state level, the New York State Department of Financial Services (the “NYDFS”) has issued cybersecurity regulations that impose an array of detailed security measures on covered entities and California passed a comprehensive privacy act that increases California residents’ privacy rights. All of these evolving compliance and operational requirements impose significant costs that are likely to increase over time and may restrict the way services involving data are offered, all of which may adversely affect our results of operations. Complying with these and similar laws and regulations also requires us to make significant changes to our operations, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement required operational changes effectively, efficiently or in a timely manner, which could result in cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.
Unauthorized disclosure or transfer of personal or otherwise sensitive data, whether through systems failure, employee negligence, fraud, misappropriation or other means, by us, our vendors or other parties with whom we do business could subject us to significant litigation, monetary damages, regulatory enforcement actions, fines, criminal prosecution and other adverse consequences in one or more jurisdictions. Such events could also result in negative publicity and damage to our reputation and cause us to lose clients, which could have a material adverse effect on our results of operations.
Failure to develop and maintain distribution sources or attract and retain sales representatives.
An interruption in, or changes to, our relationships with various third party distributors or our inability to attract and retain sales representatives could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition.
We may be unable to accurately predict and price for claims and other costs, which could reduce our profitability.
Our profitability could be reduced if we are unable to accurately predict and price for claims and other costs, including, but not limited to, the frequency and severity of claims. This ability could be affected by factors, including, but not limited to, inflation, changes in the regulatory environment, changes in industry practices, changes in legal, social or environmental conditions or new technologies. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict claims and other costs. The inability to accurately predict and price for claims and other costs could materially adversely affect our results of operations and financial condition.
Due to the structure of our commission program, we are exposed to risks related to the creditworthiness and reporting systems of some of our agents, third party administrators and clients.
We are subject to the credit risk of some of the agents, third party administrators and clients with which we contract in our businesses. For example, we advance agents' commissions as part of our preneed insurance offerings. These advances are a percentage of the total face amount of coverage. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.
In addition, some of our agents, third party administrators and clients collect and report premiums or pay claims on our behalf. These parties' failure to remit all premiums collected or to pay claims on our behalf on a timely and accurate basis could have an adverse effect on our results of operations.
We are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions.
We are subject to comprehensive regulation and oversight by the Kansas Insurance Department in jurisdictions in which we do business. The Kansas Insurance Department has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitors the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.

Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.
In addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. Among other companies, the Parent is currently subject to these audits in a number of states and has been responding to information requests from these auditors.
The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.
As part of a previously disclosed settlement between the Parent and the SEC, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the Fortis Financial Group businesses sold to Talcott Resolution (formerly owned by The Hartford) in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.
We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on the Parent or our business, but any adverse outcome could have a material adverse effect on our business, results of operations or financial condition.
Our inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations.
If we experience a local or regional disaster or other business continuity event, such as an earthquake, hurricane, flood, terrorist attack, epidemic or pandemic, security breach, cyber-attack, power loss, computer, telecommunication or other systems failure or other natural or man-made disaster, our ability to continue operations will depend on an effective disaster recovery plan and system, including the continued availability of our personnel and office facilities and the proper functioning of our computer, telecommunication and other systems and operations. We have from time to time experienced business continuity events, including events that impacted the availability of our systems. Although these events have resulted in operational challenges, to date, they have not had a material adverse effect on our business, financial condition or results of operations.
Our operations depend in particular upon our ability to protect our technology infrastructure against damage and interruption. If a business continuity event occurs, we could lose Company, customer, vendor and other third party data or experience interruptions to our operations or delivery of products and services to our customers, which has occurred from time to time and which could have a material adverse effect on our business, financial condition and results of operations. A cyber-attack or other business continuity event affecting us or key third parties with whom we work could result in a significant and extended disruption in the functioning of our information technology systems or operations, requiring us to incur significant expense to address and remediate or otherwise resolve such issues. An extended outage could result in the loss of premium income, fee income and clients, reputational damage, substantial volatility in our financial results and a decline in our revenues.
The risk of business disruption is more pronounced in certain geographic areas, including major metropolitan centers, such as New York City, where the Parent's corporate offices are located, and certain catastrophe-prone areas, such as Miami, Florida, where the Parent has significant operations. The risk is also heightened in certain countries and regions in which the Parent operates that are subject to higher potential threat of terrorist attacks, military conflicts, political instability and data breaches.
A disaster or other business continuity event on a significant scale or affecting our key businesses or our data center, or our inability to successfully recover from such an event and any legislative and regulatory responses thereto, could materially interrupt our business operations and result in material financial loss, loss of human capital, regulatory actions, reputational harm, loss of customers or damaged customer relationships, legal liability and other adverse consequences. Our liability insurance policies may not fully cover, in type or amount,   the cost of a successful recovery in the event of such a disruption.
Employee misconduct could harm us by subjecting us to significant legal liability, regulatory scrutiny and reputational harm.
Our ability to attract and retain employees and clients depends upon our corporate culture. Our employees are the cornerstone of our culture and acts of misconduct by any employee, and particularly by senior management, could erode trust and confidence and damage our reputation. Our employees could engage or be accused of engaging in misconduct that subjects us to litigation, regulatory sanctions, financial costs and serious harm to our reputation or financial position. Employee misconduct could also prompt regulators to allege or determine, on the basis of such misconduct, that we have not established an adequate program to inform employees of applicable rules or to detect and deter violations of such rules. It is not always possible to deter employee misconduct and the precautions we take to detect and prevent misconduct may not be effective. Misconduct by employees, or even unsubstantiated allegations, could have a material adverse effect on our financial position, reputation and business.
ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL
Mariana Wisk, Esq., who serves as an Assistant Secretary of the Company, has given a legal opinion as to the validity of the Contracts. In addition, Ms. Wisk owns less than 1% of shares of common stock of the Parent.
ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT
(A) DESCRIPTION OF THE BUSINESS
Legal Organization
Union Security Insurance Company is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since 1984, it has been an indirect wholly-owned subsidiary of Assurant, Inc. ("Assurant"), which is a global provider of risk management solutions in the housing and lifestyle markets, protecting where people live and the goods they buy. Assurant operates in North America, Latin America, Europe and Asia Pacific. Assurant is traded on the New York Stock Exchange under the symbol "AIZ".
In this report, references to the "Company," "Union Security," "we," "us" or "our" refer to Union Security Insurance Company.
Business Organization
The Company is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York and writes insurance products that are marketed by Assurant’s operating segments. However, as referenced above, most of the businesses of the Company were sold through reinsurance or coinsurance arrangements and therefore most revenue and income activity is offset by the reinsurance or coinsurance arrangements.
The Company's business activities and revenues have declined significantly since the 2016 sale of the Assurant Employee Benefits business ("AEB"). Our total 2019 revenues of $120.7 million included $15.7 million of amortization of deferred gains on disposal of businesses and $9.4 million of net realized gains on investments. The remaining revenues of $95.6 million were attributed to the Assurant Global Preneed segment (96%) and the Assurant Corporate and Other segment (4%). With respect to the Assurant Global Preneed segment, we administer preneed life insurance products and to a lesser extent, annuity and accident and health business, substantially all of which are in run-off. See Note 1 to the financial statements for more information, including the 2016 sale of AEB.
Union Security does not have any publicly issued equity or debt securities. However, we are subject to certain filing requirements under the federal securities laws because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered as securities. Assurant exited this line of business and sold the business segment, then referred to as FFG, to Talcott Resolution (formerly owned by The Hartford) in 2001. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, Talcott Resolution is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If Talcott Resolution fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.
As of December 31, 2019, we had no direct employees. We have several Assurant employees across various locations supporting our legal, investment management, administrative, claims handling, actuarial, tax, accounting, and financial functions. We believe that employee relations are satisfactory.
For additional information that relates to our and Assurant's businesses, refer to Assurant’s 2019 Annual Report on Form 10-K filed with the SEC and available on the SEC's website at www.sec.gov or through Assurant’s website at www.assurant.com.
(B) DESCRIPTION OF THE PROPERTY
Our headquarters is located in Topeka, Kansas. We believe that our property is adequate for our current business operations.
(C) LEGAL PROCEEDINGS
For a description of material pending legal and regulatory matters in which we are involved, see Note 12 to the financial statements included in item 11 (E).
(D) NOT APPLICABLE.

(E) FINANCIAL STATEMENTS

INDEX
Financial Statements of Union Security Insurance Company
Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2019 and 2018
Statements of Operations For Years Ended December 31, 2019, 2018 and 2017
Statements of Comprehensive Income For Years Ended December 31, 2019, 2018 and 2017
Statements of Changes in Stockholder’s Equity For Years Ended December 31, 2019, 2018 and 2017
Statements of Cash Flows For Years Ended December 31, 2019, 2018 and 2017
Notes to Financial Statements

Financial Statement Schedules
Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2019
Schedule III - Supplementary Insurance Information as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule IV - Reinsurance as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule V - Valuation and Qualifying Accounts as of December 31, 2019, 2018 and 2017 and for the years then ended

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Insurance Company:

Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Insurance Company (the “Company”) as of December 31, 2019 and 2018, and the related statements of operations, of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2019, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2020

We have served as the Company's auditor since 2000.

Union Security Insurance Company
Balance Sheets

	December 31, 2019	December 31, 2018
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $760.8 in 2019 and $774.0 in 2018)	$956.7	$883.9
Equity securities at fair value	75.3	81.3
Commercial mortgage loans on real estate, at amortized cost	47.4	54.6
Policy loans	5.6	6.0
Other investments	29.4	45.0
Total investments	1,114.4	1,070.8
Cash and cash equivalents	6.2	5.4
Reinsurance recoverables	3,260.1	3,323.2
Accrued investment income	11.2	12.0
Other assets	31.4	51.0
Assets held in separate accounts	1,661.8	1,445.5
Total assets	$6,085.1	$5,907.9
Liabilities
Future policy benefits and expenses	$2,958.5	$2,914.1
Unearned premiums	42.0	49.9
Claims and benefits payable	1,054.5	1,190.5
Deferred gain on disposal of businesses	35.5	51.2
Accounts payable and other liabilities	53.4	64.2
Liabilities related to separate accounts	1,661.8	1,445.5
Total liabilities	5,805.7	5,715.4
Commitments and contingencies (Note 12)
Stockholder's equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5.0	5.0
Additional paid-in capital	55.9	55.9
Retained earnings	67.2	49.3
Accumulated other comprehensive income	151.3	82.3
Total stockholder's equity	279.4	192.5
Total liabilities and stockholder's equity	$6,085.1	$5,907.9

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Operations

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Revenues
Net earned premiums	$5.1	$4.8	$5.5
Net investment income	59.3	64.6	64.2
Net realized gains (losses) on investments, excluding other-than-temporary impairment losses	9.4	(1.4)	9.8
Other-than-temporary impairment losses recognized in earnings	—	—	(0.1)
Amortization of deferred gains on disposal of businesses	15.7	53.6	97.8
Fees and other income	31.2	33.1	29.0
Total revenues	120.7	154.7	206.2
Benefits, losses and expenses
Policyholder benefits	56.6	63.1	58.6
Underwriting, general and administrative expenses	8.4	9.9	22.5
Total benefits, losses and expenses	65.0	73.0	81.1
Income before provision for income taxes	55.7	81.7	125.1
Provision for income taxes	10.8	16.7	46.2
Net income	$44.9	$65.0	$78.9

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Comprehensive Income

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Net income	$44.9	$65.0	$78.9
Other comprehensive income (loss):
Change in unrealized gains on securities, net of taxes of $(18.1) million, $16.5 million, and $(12.9) million, respectively	68.0	(62.1)	23.9
Change in other-than-temporary impairment losses recognized in other comprehensive income, net of taxes of $(0.3) million, $0.6 million, and $(0.3) million, respectively	1.0	(2.4)	0.6
Total other comprehensive income (loss)	69.0	(64.5)	24.5
Total comprehensive income	$113.9	$0.5	$103.4

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2019, 2018 and 2017

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2017	$5.0	$55.9	$—	$103.7	$164.6
Net income	—	—	78.9	—	78.9
Dividends to Parent	—	—	(61.0)	—	(61.0)
Other comprehensive income	—	—	—	24.5	24.5
Balance, December 31, 2017	$5.0	$55.9	$17.9	$128.2	$207.0
Net income	—	—	65.0	—	65.0
Dividends to Parent	—	—	(15.0)	—	(15.0)
Other comprehensive loss	—	—	—	(64.5)	(64.5)
Cumulative effect of change in accounting principles, net of taxes (1)	—	—	(18.6)	18.6	—
Balance, December 31, 2018	$5.0	$55.9	$49.3	$82.3	$192.5
Net income	—	—	44.9	—	44.9
Dividends to Parent	—	—	(27.0)	—	(27.0)
Other comprehensive income	—	—	—	69.0	69.0
Balance, December 31, 2019	$5.0	$55.9	$67.2	$151.3	$279.4
(1) Amounts relate to: (i) the requirement to recognize the changes in fair value of equity securities directly within income (resulting in a reclassification of unrealized gains as of January 1, 2018 between accumulated other comprehensive income (“AOCI”) and retained earnings); and (ii) the reclassification from AOCI to retained earnings for stranded tax effects resulting from the U.S. Tax Cuts and Jobs Act. See Note 2 for additional information.

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statements of Cash Flows

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Operating activities
Net income	$44.9	$65.0	$78.9
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Deferred tax expense	2.0	7.2	49.5
Amortization of deferred gains on disposal of businesses	(15.7)	(53.6)	(97.8)
Depreciation and amortization	(0.7)	(0.6)	(0.2)
Net realized (gains) losses on investments	(9.4)	1.4	(9.7)
Change in securities classified as trading	—	—	25.2
Changes in operating assets and liabilities:
Change in reinsurance recoverable	10.7	(5.4)	3.0
Change in insurance policy reserves and expenses	(55.2)	(59.8)	(91.6)
Change in other assets and other liabilities	(3.8)	(1.2)	(7.9)
Change in taxes payable	(0.6)	8.1	(6.4)
Other	(2.5)	2.8	9.7
Net cash used in operating activities	(30.3)	(36.1)	(47.3)
Investing activities
Sales of:
Fixed maturity securities available for sale	93.7	177.7	148.3
Equity securities	23.3	9.5	12.2
Other invested assets	11.7	27.3	4.9
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	43.8	32.6	44.7
Commercial mortgage loans on real estate	7.2	33.1	28.8
Purchases of:
Fixed maturity securities available for sale	(121.1)	(179.6)	(177.4)
Equity securities	(8.9)	(10.6)	(0.3)
Commercial mortgage loans on real estate	—	(8.6)	(10.5)
Other invested assets	(6.7)	(15.3)	(4.8)
Change in short-term investments	14.7	(12.8)	(3.8)
Change in policy loans	0.4	0.7	0.7
Net cash provided by investing activities	58.1	54.0	42.8
Financing activities
Cash dividends paid	(27.0)	(15.0)	(1.9)
Net cash used in financing activities	(27.0)	(15.0)	(1.9)
Change in cash and cash equivalents	0.8	2.9	(6.4)
Cash and cash equivalents at beginning of period	5.4	2.5	8.9
Cash and cash equivalents at end of period	$6.2	$5.4	$2.5
Supplemental information:
Income taxes paid	$9.4	$4.0	$4.3

See the accompanying Notes to Financial Statements

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Insurance Company (the “Company”) is a provider of pre-funded funeral insurance ("preneed") products and accidental death and dismemberment policies. Prior to March 1, 2016, the Company was also a provider of life and health insurance products, including group insurance products. On March 1, 2016, Assurant, Inc. ("Assurant" or the "Parent") sold its Assurant Employee Benefits ("AEB") segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
The Company is a wholly-owned subsidiary of the Parent. The Parent’s common stock is traded on the New York Stock Exchange under the symbol "AIZ".
The Company distributes its products in the District of Columbia and in all U.S. states except New York.
Sale of Assurant Employee Benefits: As referenced above, on March 1, 2016, the Parent completed the sale of its Assurant Employee Benefits segment through a series of transactions with Sun Life. The transaction was primarily structured as a reinsurance arrangement, as well as the sale of certain legal entities that included a ceding commission and other consideration. The reinsurance transaction did not extinguish the Company's primary liability on the policies it has issued or assumed, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of insurance coverage provided. The Company also had an obligation to continue to write and renew certain policies for a period of time until Sun Life commences policy writing and renewal.
The Company was required to allocate the proceeds considering the relative fair value of transaction components. Most of the expected gains resulting from the transaction related to compensation for the in-force policies (prospective component), sales of net assets underlying the continuing business, as well as the future compensation for performance obligations to write and renew certain policies for a period of time. The terms "deferred gain" and "amortization of deferred gain" broadly reflect the multiple transaction elements and earnings thereof, inclusive of the expected and actual income resulting from the reinsurance subject to prospective accounting, income expected to be earned related to the deferred gains associated with long-duration contracts, and the expected recognition of deferred revenues associated with our performance obligations.
The following represents a summary of the amortization of deferred gains recognized within the financial statements for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
Amortization of deferred gains	$13.6	$46.4	$90.0
The remaining unamortized deferred gain as of December 31, 2019 was $ 2.5 million .
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in millions, except for number of shares, per share amounts, number of securities and number of loans.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.

Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for additional information.
Investments
Fixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
Equity securities that have readily determinable fair values are measured at fair value with changes in fair value recognized in net realized gains (losses) on investments on the Company’s 2019 statement of operations. Prior to the adoption of new accounting guidance effective January 1, 2018, equity securities were measured at fair value, with aggregate changes in fair value recorded through other comprehensive income .
Commercial mortgage loans on real estate are reported at unpaid principal balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.
The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.
Other investments consist primarily of investments in joint ventures, partnerships and short-term investments. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee, generally on a three -month lag. Short-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities.
Total Other-Than-Temporary Impairment Losses
For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For debt securities that the Company has either the intent to sell or it is more likely than not that it will be required to sell below amortized cost, total other-than-temporary impairment losses is the amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.
For debt securities determined to have an OTTI, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected represents a credit loss that is recognized in earnings. If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI represents a non-credit loss that is recorded in other comprehensive income.
Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management’s experience and current economic conditions.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
Other assets include prepaid items, deferred acquisition costs, value of business acquired in acquisitions and premiums and accounts receivable, net.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent the Company's best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, inflation, natural or human-made catastrophes, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company's earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.
Long Duration Contracts
Future policy benefits and expense reserves for preneed investment-type annuities and the variable life insurance and investment-type annuity contracts consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances.

An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.
Future policy benefits and expense reserves for other preneed life insurance contracts are equal to the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for inflation, mortality, margins and discount rates which are locked in unless a premium deficiency exists. These assumptions reflect current trends, are based on Company experience and include provision for adverse deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.
Future policy benefits and expense reserves for policies fully covered by reinsurance and certain life, annuity and group life conversion policies no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the discount, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for adverse deviations.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are updated.
Short Duration Contracts
The Company’s short duration contracts include accidental death products, former AEB group insurance contracts no longer offered. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
For traditional life insurance policies previously sold by the Assurant Global Preneed business, revenue is recognized when due from policyholders.
For investment-type annuity contracts previously sold by the Assurant Global Preneed business, revenues consist of charges assessed against policy balances.
Premiums for the Company’s previously sold long-term care insurance and traditional life insurance contracts are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts, revenues consist of charges assessed against policy balances. All of these premiums (related to the Company’s former FFG and LTC businesses that were previously sold) are ceded.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Fees and Other Income
Income earned on preneed life insurance policies with discretionary death benefits is presented within fees and other income.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, amortization of deferred acquisition costs, amortization of value of business acquired and other general operating expenses.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
Comprehensive income is comprised of net income, net unrealized gains and losses on securities classified as available for sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
Financial instruments measurement and classification: On January 1, 2018, the Company adopted the amended guidance on the measurement and classification of financial instruments whereby all common and preferred stocks are measured at fair value with changes in fair value recognized through income. Upon adoption, the Company recorded a cumulative effect adjustment to increase retained earnings by $8.1 million, which represents a reclassification of the unrealized gains on common and preferred stock as of the date of adoption from AOCI.
Income tax consequences for intra-entity transfers of assets: On January 1, 2018, the Company adopted the amended guidance on tax accounting for intra-entity transfers of assets. The amended guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the amended guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The adoption of this amended guidance did not have an impact on the Company’s financial position and results of operations.
Statement of cash flows presentation and classification: On January 1, 2018, the Company adopted the amended guidance on presentation and classification in the statement of cash flows. The amended guidance addresses certain specific cash flow issues including debt prepayment and debt extinguishment costs; settlement of zero-coupon or insignificant coupon debt instruments; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (including bank owned life insurance policies); distributions received from equity method investees; beneficial interests in securitization transactions; and guidance related to the identification of the primary source for separately identifiable cash flows. The adoption of this amended guidance did not have an impact on the Company's financial position and results of operations.
Classification of certain tax effects from AOCI: In February 2018, the Financial Accounting Standards Board (the "FASB") issued amended guidance on reclassifying the stranded tax effects from the U.S. Tax Cuts and Jobs Act (the "TCJA") from AOCI to retained earnings. During 2018, the Company adopted the new guidance and reclassified $(26.7) million from AOCI to retained earnings, with no impact on net income or total stockholders' equity. Accounting standards require the effect of a change in tax laws or rates on deferred tax liabilities or assets be included in net income in the reporting period that includes the enactment date, even though the related income tax effects may have been originally charged or credited to AOCI. The amounts reclassified relate to the difference between the original tax effect of items included in other comprehensive income, such as unrealized gains or losses on securities and the revised tax effects from the TCJA. We use a portfolio approach to release the stranded or disproportionate income tax effects in AOCI related to our available-for-sale securities. When the underlying portfolios are sold, mature, or are otherwise impaired on an other-than-temporary basis, the assigned portion of the disproportionate tax effect is reclassified from AOCI to income from continuing operations.
Recent Accounting Pronouncements — Not Yet Adopted
Measurement of credit losses on financial instruments held at amortized cost (“CECL”) : In June 2016, the FASB issued amended guidance on reporting credit losses for assets held at amortized cost and available for sale debt securities. For assets held at amortized cost, the amended guidance eliminates the probable recognition threshold and instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses will be measured in a manner similar to current accounting requirements; however, the amended guidance requires that credit losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, premium receivables, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The Company adopted this standard as of January 1, 2020. Based on the asset composition and economic conditions as at that date, the cumulative impact of the adoption was not material to the Company’s balance sheet or equity and is not expected to be material to the Company’s results of operations or cash flows.
Financial Instruments - Credit Losses: Targeted Transition Relief : In May 2019, the FASB issued guidance which provides transition relief for entities adopting CECL. The transition relief will allow companies to irrevocably elect, upon adoption of CECL, the fair value option on financial instruments that were previously measured at amortized cost basis. Entities are required to make this election on an instrument-by-instrument basis.
The effective date of the guidance will be the same as the effective date for CECL. An entity may early adopt the guidance in any interim period after its issuance if the entity has adopted CECL. The transition amendments should be applied on a modified-retrospective basis by means of a cumulative-effect adjustment to the opening balance of retained earnings balance in the statement of financial position as of the date that an entity adopted the amendments in CECL. The Company has decided to not adopt the transition relief from this guidance in its overall adoption of the guidance under CECL.
Targeted improvements to the accounting for long-duration contracts: In August 2018, the FASB issued guidance that provides targeted improvements to the accounting for long-duration contracts. The guidance includes the following primary changes: assumptions supporting benefit reserves will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income; and disclosures will be expanded to include disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.
The guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years. Early adoption is permitted. Generally, the amendments are applied retrospectively as of the beginning of the earliest period presented with two transition options available for changing the assumptions.
This guidance will apply to the Company's preneed life insurance policies, as well as its annuity and universal life products (which are no longer offered and are in runoff). The Company is evaluating the requirements of this guidance and the potential impact on the Company's financial position and results of operations.
Simplifying the Accounting for Income Taxes: In 2019, the FASB issued new guidance to simplify the accounting for income taxes by removing certain exceptions to the general principles and also simplification of areas such as franchise taxes, step-up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes. The standard will be effective for our annual reporting periods beginning after December 15, 2020, including interim reporting periods within those fiscal years. Early adoption is permitted, including adoption in any interim period. The Company is evaluating the impact of adopting this new accounting guidance on the financial statements.

3. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and OTTI included within AOCI of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (1)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.1	$—	$0.7	$—
States, municipalities and political subdivisions	13.0	1.9	—	14.9	—
Foreign governments	8.4	2.4	—	10.8	—
Asset-backed	102.1	0.7	(0.4)	102.4	—
Commercial mortgage-backed	5.0	—	—	5.0	—
Residential mortgage-backed	31.8	2.1	—	33.9	0.6
U.S. corporate	491.3	154.8	—	646.1	11.6
Foreign corporate	108.6	34.3	—	142.9	—
Total fixed maturity securities	$760.8	$196.3	$(0.4)	$956.7	$12.2

	December 31, 2018
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (1)
Fixed maturity securities:
U.S. government and government agencies and authorities	$10.8	$0.1	$—	$10.9	$—
States, municipalities and political subdivisions	13.0	0.9	—	13.9	—
Foreign governments	8.4	1.2	—	9.6	—
Asset-backed	80.4	0.1	(1.8)	78.7	—
Commercial mortgage-backed	3.5	—	(0.2)	3.3	—
Residential mortgage-backed	37.0	1.6	(0.4)	38.2	1.0
U.S. corporate	497.8	91.1	(1.9)	587.0	10.0
Foreign corporate	123.1	19.5	(0.3)	142.3	—
Total fixed maturity securities	$774.0	$114.5	$(4.6)	$883.9	$11.0
(1) Represents the amount of OTTI recognized in AOCI. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
The Company's state, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state, municipality or political subdivision exposure (including both general obligation and revenue securities) exceeding 0.6% of the overall investment portfolio as of December 31, 2019 and 2018. As of December 31, 2019 and 2018, revenue bonds account for 82% of the holdings, respectively. The activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily airport, marina and specifically pledged tax revenues.
The Company has European investment exposure in its corporate fixed maturity of $69.7 million with a net unrealized gain of $17.0 million as of December 31, 2019 and $67.8 million with a net unrealized gain of $8.0 million as of December 31, 2018. Approximately 26% and 23% of the corporate European exposure is held in the financial industry at December 31, 2019 and 2018, respectively. The Company's largest European country exposure (the United Kingdom) represented approximately 4% of the fair value of the Company's corporate fixed maturity securities as of both December 31, 2019 and 2018. The Company's international investments are managed as part of the overall portfolio with same approach to risk management and focus on diversification.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2019 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$11.2	$11.5
Due after one year through five years	32.5	35.2
Due after five years through ten years	118.8	147.3
Due after ten years	459.4	621.4
Total	621.9	815.4
Asset-backed	102.1	102.4
Commercial mortgage-backed	5.0	5.0
Residential mortgage-backed	31.8	33.9
Total	$760.8	$956.7
Major categories of net investment income were as follows for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
Fixed maturity securities	$47.5	$49.7	$52.4
Equity securities	4.6	5.1	5.4
Commercial mortgage loans on real estate	2.9	3.8	5.6
Policy loans	0.3	0.4	0.4
Other investments	5.3	7.0	2.5
Cash and cash equivalents	0.1	0.1	—
Total investment income	60.7	66.1	66.3
Investment expenses	(1.4)	(1.5)	(2.1)
Net investment income	$59.3	$64.6	$64.2
No material investments of the Company were non-income producing for the years ended December 31, 2019, 2018 and 2017.
The following table summarizes the proceeds from sales of available-for-sale fixed maturities (and equity securities from 2017 prior to the previously described fair value change in accounting) and gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	For the Years Ended December 31,
	2019	2018	2017
Proceeds from sales	$93.7	$177.7	$218.7

Gross realized gains	$3.5	$6.9	$7.7
Gross realized losses	(0.9)	(2.6)	(0.4)
Net realized gains	$2.6	$4.3	$7.3
For securities sold at a loss during the year ended December 31, 2019, the average period of time these securities were trading continuously at a price below book value was approximately 5 months .
The following table sets forth the net realized gains (losses), including OTTI, recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$2.6	$4.3	$6.1
Equity securities	8.3	(6.1)	0.2
Commercial mortgage loans on real estate	—	0.4	1.3
Other investments	(1.5)	—	2.2
Total net realized gains (losses) related to sales and other	9.4	(1.4)	9.8
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	—	—	(0.1)
Total net realized losses related to other-than-temporary impairments	—	—	(0.1)
Total net realized gains (losses)	$9.4	$(1.4)	$9.7

The following table sets forth the portion of unrealized gains (losses) related to equity securities for the year ended December 31, 2019:

	Years Ended December 31,
	2019	2018
Net gains (losses) recognized on equity securities	$8.3	$(6.1)
Less: Net realized gains related to sales of equity securities	1.7	0.4
Total net unrealized gains (losses) on equity securities (1)	$6.6	$(6.5)
(1) Net unrealized gains (losses) for the years ended December 31, 2019 and 2018 are required to be reported through the income statement in accordance with the 2018 accounting guidance on financial instruments.
Other-Than-Temporary Impairments
The Company follows the OTTI guidance, which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.
The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts:

	Years Ended December 31,
	2019	2018	2017
Balance, beginning of year	$10.4	$10.7	$11.1
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(0.4)	(0.3)	(0.3)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	—	(0.1)
Balance, end of year	$10.0	$10.4	$10.7

The Company regularly monitors its investment portfolio to ensure investments that may be other-than-temporarily impaired are timely identified, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery and the intent to sell or whether it is more likely than not that the Company will be required to sell its fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.
The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.
In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.
The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities, as applicable, as of December 31, 2019 and 2018 were as follows:

	December 31, 2019
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Asset-backed	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)
Total fixed maturity securities	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)

	December 31, 2018
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Asset-backed	$63.2	$(1.8)	$—	$—	$63.2	$(1.8)
Commercial mortgage-backed	$—	$—	$3.3	$(0.2)	$3.3	$(0.2)
Residential mortgage-backed	—	—	8.2	(0.4)	$8.2	(0.4)
U.S. corporate	40.5	(1.5)	2.5	(0.4)	$43.0	(1.9)
Foreign corporate	5.7	(0.3)	—	—	$5.7	(0.3)
Total fixed maturity securities	$109.4	$(3.6)	$14.0	$(1.0)	$123.4	$(4.6)
Total gross unrealized losses represent approximately 1% and 3% of the aggregate fair value of the related securities at December 31, 2019 and 2018, respectively. Approximately 79% of these gross unrealized losses have been in a continuous loss position for less than twelve months as of December 31, 2018. The total gross unrealized losses are comprised of 11 and 81 individual securities at December 31, 2019 and 2018, respectively. In accordance with its policy described above, the Company concluded that for these securities, other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2019 and 2018.
The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2019 is shown below:

	Cost or Amortized Cost	Fair Value
Asset-backed	$21.4	$21.0
The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. As of December 31, 2019, approximately 48% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Alabama and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $0.2 million to $8.0 million as of December 31, 2019 and from $0.1 million to $8.2 million as of December 31, 2018.
Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are updated annually.
The following summarizes the carrying value and average debt-service coverage ratio for the Company’s mortgage loans that had loan-to-value ratios falling within the stated ranges as of the dates indicated:

	December 31, 2019
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$47.4	100.0%	2.37

	December 31, 2018
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$54.6	100.0%	1.96
All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. An additional valuation allowance is established for incurred, but not specifically identified impairments. Changing economic conditions affect the Company’s valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company monitors the mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced a reduction in debt-service coverage ratio.
The Company had fixed maturity securities of $6.5 million and $6.8 million as of December 31, 2019 and 2018, respectively, on deposit with various governmental authorities as required by law.
Variable Interest Entities A VIE is a legal entity which does not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest. The Company's investments in VIEs include real estate joint ventures and other limited partnerships. These investments are generally accounted for under the equity method and are included within other investments in the balance sheets. The Company's maximum exposure to loss with respect to these investments is limited to the investment carrying amounts reported. As of December 31, 2019, the Company’s maximum exposure to loss is $24.4 million in recorded carrying value.
4. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2019 and 2018. The amounts presented below for other investments, cash equivalents, other assets and assets and liabilities held in separate accounts differ from the amounts presented in the balance sheets because only certain investments, or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2019
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.7	$—		$0.7		$—
State, municipalities and political subdivisions	14.9	—		14.9		—
Foreign governments	10.8	—		10.8		—
Asset-backed	102.4	—		102.4		—
Commercial mortgage-backed	5.0	—		1.5		3.5
Residential mortgage-backed	33.9	—		33.9		—
U.S. corporate	646.1	—		646.0		0.1
Foreign corporate	142.9	—		134.8		8.1
Equity securities:
Common stocks	2.3	2.3		—		—
Non-redeemable preferred stocks	73.0	—		71.9		1.1
Other investments	4.6	4.6	(1)	—		—
Cash equivalents	3.2	3.2	(1)	—		—
Assets held in separate accounts	1,661.6	1,588.0	(2)	73.6	(3)	—
Total financial assets	$2,701.4	$1,598.1		$1,090.5		$12.8
Financial Liabilities
Liabilities related to separate accounts	$1,661.6	$1,588.0	(2)	$73.6	(3)	$—

	December 31, 2018
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$10.9	$—		$10.9		$—
State, municipalities and political subdivisions	13.9	—		13.9		—
Foreign governments	9.6	—		9.6		—
Asset-backed	78.7	—		78.7		—
Commercial mortgage-backed	3.3	—		—		3.3
Residential mortgage-backed	38.2	—		38.2		—
U.S. corporate	587.0	—		587.0		—
Foreign corporate	142.3	—		134.1		8.2
Equity securities:
Common stocks	0.4	0.4		—		—
Non-redeemable preferred stocks	80.9	—		79.8		1.1
Other investments	18.1	18.1	(1)	—		—
Cash equivalents	3.1	3.1
Other assets	0.1	—		—		0.1
Assets held in separate accounts	1,444.8	1,370.9	(2)	73.9	(3)	—
Total financial assets	$2,431.3	$1,392.5		$1,026.1		$12.7
Financial Liabilities
Liabilities related to separate accounts	$1,444.8	$1,370.9	(2)	$73.9	(3)	$—
(1)  Primarily includes money market funds.
(2)   Primarily includes mutual funds and related obligations.
(3)   Primarily includes fixed maturity securities and related obligations.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2019 and 2018:

	Year Ended December 31, 2019
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Asset-backed	$—	$—	$—	$8.5	$—	$—	$(8.5)	—
Commercial mortgage-backed	3.3	—	0.2	—	—	—	—	3.5
U.S. corporate	—	—	—	—	—	1.0	(0.9)	0.1
Foreign corporate	8.2	—	0.4	—	(0.5)	—	—	8.1
Equity securities:
Non-redeemable preferred stocks	1.1	—	—	—	—	—	—	1.1
Other assets	0.1	(0.1)	—	—	—	—	—	—
Total level 3 assets	$12.7	$(0.1)	$0.6	$8.5	$(0.5)	$1.0	$(9.4)	$12.8

	Year Ended December 31, 2018
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Asset-backed	$4.7	$—	$—	$23.9	$(3.0)	$—	$(25.6)	—
Commercial mortgage-backed	3.3	0.1	(0.1)	—	—	—	—	3.3
U.S. corporate	0.2	—	—	0.7	(0.8)	0.1	(0.2)	—
Foreign corporate	9.3	(0.1)	(0.4)	—	(0.6)	—	—	8.2
Equity securities:
Non-redeemable preferred stocks	1.1	—	—	—	—	—	—	1.1
Other assets	0.2	(0.1)	—	—	—	—	—	0.1
Total level 3 assets	$18.8	$(0.1)	$(0.5)	$24.6	$(4.4)	$0.1	$(25.8)	$12.7
(1)  Included as part of net realized gains on investments, excluding other-than-temporary impairment losses, in the statement of operations.
(2)  Included as part of change in unrealized gains on securities in the statement of comprehensive income.
(3) Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of valuation inputs.

Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, by relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, excluding derivatives and certain privately placed corporate bonds, the Company generally uses the market valuation technique. For certain privately placed corporate bonds and derivatives, the Company generally uses the income valuation technique. For the years ended December 31, 2019 and 2018, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company’s investments and liabilities classified as Level 1 as of December 31, 2019 and 2018, consisted of mutual funds and related obligations, money market funds and common stocks that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company’s pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by the Company’s pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company’s pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by the Company’s pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

U.S. and foreign corporate: Corporate securities are priced by the Company’s pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.
Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Assets/liabilities held in separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.
Level 3 Securities
The Company’s investments classified as Level 3 as of December 31, 2019 and 2018 consisted of $12.8 million and $12.6 million , respectively, of fixed maturity and equity securities. All of the Level 3 fixed maturity and equity securities are priced using non-binding broker quotes, for which the underlying quantitative inputs are not developed by the Company and are not readily available or observable. The non-binding quotes are obtained from third party broker-deals recognized as market participants.
Other assets: A non-pricing service source prices the derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2019 or 2018.
T he Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company’s financial assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method (such as partnerships).
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•   Equity securities;

• Other investments;
•  Other assets;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.
In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets, the Company used the following methods and assumptions:
Commercial mortgage loans on real estate: the fair values of commercial mortgage loans on real estate are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.
Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.
Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheets as of the dates indicated:

	December 31, 2019
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$47.4	$50.8	$—	$—	$50.8
Policy loans	5.6	5.6	5.6	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$53.2	$56.6	$5.6	$—	$51.0
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$196.3	$230.0	$—	$—	$230.0

	December 31, 2018
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$54.6	$55.5	$—	$—	$55.5
Policy loans	6.0	6.0	6.0	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$60.8	$61.7	$6.0	$—	$55.7
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$203.5	$209.1	$—	$—	$209.1
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

5. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Year Ended December 31,
	2019	2018	2017
Current expense (benefit)	$8.8	$9.5	$(3.3)
Deferred expense	2.0	7.2	49.5
Total income tax expense	$10.8	$16.7	$46.2
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2019	2018	2017
Federal income tax rate:	21.0%	21.0%	35.0%
Reconciling items:
Dividends-received deduction	(1.3)%	(0.8)%	(1.2)%
TCJA impacts (1)	—%	0.5%	3.6%
Change in liability for prior years' taxes	(0.3)%	—%	(0.5)%
Other	—%	(0.3)%	0.1%
Effective income tax rate	19.4%	20.4%	37.0%
(1) In connection with Tax Cuts and Jobs Act (TCJA), the Company recorded a discrete net tax expense of $4.5 million for the corporate rate reduction in the period ending December 31, 2017 related to the re-valuation of its net deferred tax assets. During the year ended December 31, 2018, the Company finalized the provisional adjustment. There was no impact for the year ended December 31, 2019.
The Company's unrecognized tax benefits were $2.4 million , $2.4 million and $0.4 million for the years ended December 31, 2019, 2018, and 2017. The Company does not anticipate any significant increase or decrease of unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2019	2018
Deferred tax assets:
Deferred gain on disposal of businesses	$7.5	$10.8
Deferred acquisition costs	16.5	14.2
Investments, net	5.8	5.0
Policyholder and separate account reserves	8.3	8.9
Employee benefits	2.8	2.8
Total deferred tax assets	40.9	41.7
Deferred tax liabilities:
Net unrealized appreciation on securities	(43.8)	(24.1)
Other	(0.6)	(0.8)
Total deferred tax liabilities	(44.4)	(24.9)
Net deferred income tax (liabilities) assets	$(3.5)	$16.8

The calculation of the valuation allowance is made at the consolidated return group level. No valuation allowance has been recorded because it is management's assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carry-forward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry-forwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2019, the Company had no net operating loss or capital loss for U.S. federal income tax purposes. The Company has $0.1 million of tax credit carry-forwards for U.S. federal income tax purposes.
6. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5 per share. All shares are issued and outstanding as of December 31, 2019 and 2018 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends of $27.0 million, $15.0 million and $61.0 million during the years ended December 31, 2019, 2018 and 2017, respectively. The dividends in 2019 and 2018 were paid in cash. The dividends paid in 2017 consisted of cash of $ 1.9 million and investments of $ 59.1 million .
As described in Note 7, the Company, under state regulatory requirements, is not able to pay any dividends in 2020 without permission from the Kansas Insurance Department.
7. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) certain assets are not admitted for purposes of determining surplus under SAP; 7) methodologies used to determine the amounts of deferred taxes are different under SAP than under GAAP; 8) the criteria for obtaining reinsurance accounting treatment, as well as presentation of reinsurance related balances, is different under SAP than under GAAP; and 9) deferred gains on the sale of businesses using reinsurance are recognized as components of surplus under SAP and as a liability under GAAP.
The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2019	2018	2017
Statutory net income	$48.1	$90.0	$106.2
Statutory capital and surplus	$123.6	$126.3	$113.9
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid cash dividends of $27.0 million , of which $14.0 million were considered to represent extraordinary dividends and $13.0 million were ordinary dividends during the year ended December 31, 2019. The company paid $14.0 million of the dividend as a return of contributed surplus. The Company declared and paid cash dividends of $15.0 million and $60.0 million , all of which were considered to represent extraordinary dividends during the years ended December 31, 2018 and 2017, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $5.4 million to its Parent in 2020 without permission from the

Kansas Insurance Department. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100% , but less than 200% (the "Company Action Level"), the company must submit an RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2019, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2019, the TAC of the Company subject to RBC requirements was $134.5 million and the corresponding Authorized Control Level was $21.5 million.
8. REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	December 31,
	2019	2018
Ceded future policyholder benefits and expenses	$2,192.1	$2,103.2
Ceded unearned premium	18.3	24.4
Ceded claims and benefits payable	1,044.7	1,179.2
Ceded paid losses	5.0	16.4
Total	$3,260.1	$3,323.2

A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2019 grouped by A.M. Best financial strength ratings:

A. M. Best Rating of Reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,635.4	$17.8	$1,028.1	$4.8	$2,686.1
A or A–	62.6	0.4	1.6	—	64.6
B++ or B+	493.7	0.1	15.0	0.3	509.1
Not rated	0.4	—	—	(0.1)	0.3
Total Reinsurance recoverable	$2,192.1	$18.3	$1,044.7	$5.0	$3,260.1
The Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $3.20 billion as of December 31, 2019. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock, and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock, and Talcott Resolution are held in trust. If these reinsurers became insolvent, the Company would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the Company.

The following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution and other reinsurers as of December 31, 2019 and 2018.

Reinsurer	December 31, 2019	December 31, 2018
John Hancock	$2,106.0	$1,992.7
Sun Life	579.9	737.6
Talcott Resolution	509.1	523.5
Other reinsurers	65.1	69.4
Total	$3,260.1	$3,323.2
The largest risk is with John Hancock. As of December 31, 2019, there is $2.43 billion held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
If necessary, an allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.
As of December 31, 2019, the Company does not have an allowance for doubtful accounts balance for these reinsurance recoverables.
The effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2019			2018			2017
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$150.2	$213.6	$363.8	$182.2	$568.2	$750.4	$198.0	$756.9	$954.9
Premiums assumed	2.6	1.3	3.9	3.2	1.4	4.6	3.6	0.7	4.3
Premiums ceded	(148.4)	(214.2)	(362.6)	(180.6)	(569.6)	(750.2)	(196.1)	(757.6)	(953.7)
Net earned premiums	$4.4	$0.7	$5.1	$4.8	$—	$4.8	$5.5	$—	$5.5
Direct policyholder benefits	$505.0	$144.0	$649.0	$399.6	$363.7	$763.3	$413.6	$439.5	$853.1
Policyholder benefits assumed	12.7	(0.1)	12.6	14.4	—	14.4	13.4	—	13.4
Policyholder benefits ceded	(461.3)	(143.7)	(605.0)	(350.9)	(363.7)	(714.6)	(372.3)	(435.6)	(807.9)
Net policyholder benefits	$56.4	$0.2	$56.6	$63.1	$—	$63.1	$54.7	$3.9	$58.6
The Company had $370.1 million and $392.9 million , respectively, of invested assets held in trusts or by custodians as of December 31, 2019 and 2018, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
The reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

As of December 31, 2019, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of John Hancock, Sun Life or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
John Hancock, Sun Life and Talcott Resolution have paid their obligations when due and there have been no disputes.
9. RESERVES
Short Duration Contracts
The Company's short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 8 to the Financial Statements for further information.
Long Duration Contracts
The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and AEB, FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.
Disposed and Run-off Long Duration Insurance Lines
The Company’s universal life and annuity products are no longer offered and are in run-off. Reserves have been established based on the following assumptions. Interest rates credited on annuities were at guaranteed rates, ranging from 3.5% to 4.0%, except for a limited number of policies with guaranteed crediting rates of 4.5%. All annuity policies are past the surrender charge period. Crediting interest rates on universal life fund are at guaranteed rates of 4.0% to 4.1%. Universal life funds are subject to surrender charges that vary by product, age, sex, year of issue, risk class, face amount and grade to zero over a period not longer than 20 years.
Reserves for previously disposed AEB, FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 8 for further information.
Preneed Business
The Company's preneed life insurance products are in run-off and no longer offered. Interest and discount rates for preneed life insurance vary by year of issuance and product and ranged from 4.7% to 7.3% in 2019 and 2018 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in 2019 and 2018.
I nterest and discount rates for traditional life insurance vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2019 and 2018 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in 2019 and 2018.
Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.
Future policy benefit increases on preneed life insurance policies ranged from 0.0% to 7.0% in 2019 and 2018. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2019 and 2018 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3% .
The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2019 and 2018. Withdrawal charges, if any, can range up to 7.0% and grade to zero over a period of seven years.
Reserve Roll Forward
The following table provides a roll forward of the Company's beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.

Since unpaid loss and loss adjustment expenses are estimates, the Company's actual losses incurred may be more or less than the Company's previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
The best estimate of ultimate loss and loss adjustment expense is generally selected from a blend of methods that are applied consistently each period. There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2019	2018	2017
Claims and benefits payable, at beginning of year	$1,190.5	$1,266.1	$1,412.9
Less: Reinsurance ceded and other	(1,179.2)	(1,255.1)	(1,401.8)
Net claims and benefits payable, at beginning of year	11.3	11.0	11.1
Incurred losses and loss adjustment expenses related to:
Current year	56.5	63.4	32.0
Prior years	—	—	(0.1)
Total incurred losses and loss adjustment expenses	56.5	63.4	31.9
Paid losses and loss adjustment expenses related to:
Current year	52.1	56.6	29.0
Prior years	5.8	6.5	3.0
Total paid losses and loss adjustment expenses	57.9	63.1	32.0
Net claims and benefits payable, at end of year	9.9	11.3	11.0
Plus: Reinsurance ceded and other	1,044.6	1,179.2	1,255.1
Claims and benefits payable, at end of year	$1,054.5	$1,190.5	$1,266.1
$35
10. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Year Ended December 31, 2019
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2018	$73.5	$8.8	$82.3
Change in accumulated other comprehensive income before reclassifications	71.0	1.0	72.0
Amounts reclassified from accumulated other comprehensive income	(3.0)	—	(3.0)
Net current-period other comprehensive income	68.0	1.0	69.0
Balance at December 31, 2019	$141.5	$9.8	$151.3

	Year Ended December 31, 2018
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2017	$119.0	$9.2	$128.2
Change in accumulated other comprehensive income before reclassifications	(58.2)	(2.4)	(60.6)
Amounts reclassified from accumulated other comprehensive income	(3.9)	—	(3.9)
Net current-period other comprehensive loss	(62.1)	(2.4)	(64.5)
Cumulative effect of change in accounting principles (1)	16.6	2.0	18.6
Balance at December 31, 2018	$73.5	$8.8	$82.3
(1) See Note 2 - Summary of Significant Accounting Policies for additional information.

	Year Ended December 31, 2017
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2016	$95.1	$8.6	$103.7
Change in accumulated other comprehensive income before reclassifications	27.8	0.6	28.4
Amounts reclassified from accumulated other comprehensive income	(3.9)	—	(3.9)
Net current-period other comprehensive income	23.9	0.6	24.5
Balance at December 31, 2017	$119.0	$9.2	$128.2
The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2019	2018	2017
Unrealized gains on securities	$(3.8)	$(4.9)	$(6.0)	Net realized gains on investments, excluding other-than-temporary impairment losses
Tax effect	0.8	1.0	2.1	Provision for income taxes
Total reclassifications for the period	$(3.0)	$(3.9)	$(3.9)	Net of tax
11. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for related services and obligations to the Parent and its affiliates for the years ended December 31, 2019, 2018 and 2017, were $1.8 million, $4.9 million and $8.9 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $ 9.4 million , $ 4.4 million and $ 3.1 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

12. COMMITMENTS AND CONTINGENCIES
In December 2017, our Parent sold our principal office in Kansas City, Missouri. At the time of the sale, the Company's lease was cancelled and the subleases transferred to the buyer. Subsequent to the sale, the Company had no future commitments for rent expense (aside from any amounts allocated by the Parent). Rent expense and sub-lease income associated with the former principal office was $3.5 million and $4.1 million for the year ended December 31, 2017, respectively.
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, may become involved in other such actions, both as a defendant and as a plaintiff.
Although the Company cannot predict the outcome of any pending litigation, legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

13. SUBSEQUENT EVENTS
In March 2020, the World Health Organization declared the COVID-19 strain of the coronavirus to be a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company’s operations is highly uncertain. Major pandemics, such as COVID-19, could contribute to increased volatility and diminished expectations for the economy and the financial markets, and these conditions could adversely affect our business.  The Company and the Parent continue to evaluate the impact of the COVID-19 outbreak and related developments on its businesses, including on the global economy, financial markets and the markets in which we operate.

Union Security Insurance Company
as of December 31, 2019
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.7	$0.7
States, municipalities and political subdivisions	13.0	14.9	14.9
Foreign governments	8.4	10.8	10.8
Asset-backed	102.1	102.4	102.4
Commercial mortgage-backed	5.0	5.0	5.0
Residential mortgage-backed	31.8	33.9	33.9
U.S. corporate	491.3	646.1	646.1
Foreign corporate	108.6	142.9	142.9
Total fixed maturity securities	760.8	956.7	956.7
Equity securities:
Common stocks	1.8	2.3	2.3
Non-redeemable preferred stocks	61.1	73.0	73.0
Total equity securities	62.9	75.3	75.3
Commercial mortgage loans on real estate, at amortized cost	47.4	50.8	47.4
Policy loans	5.6	5.6	5.6
Other investments	29.4	29.4	29.4
Total investments	$906.1	$1,117.8	$1,114.4

Union Security Insurance Company
as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses		Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other* operating expenses
	(in millions)
2019	$2,958.5		$42.0	$1,054.5	$5.1	$59.3	$56.6	$8.4
2018	$2,914.1		$49.9	$1,190.5	$4.8	$64.6	$63.1	$9.9
2017	$2,992.9	54.5	$54.5	$1,266.1	$5.5	$64.2	$58.6	$22.5
* Includes amortization of deferred acquisition costs, amortization of value of business acquired and underwriting, general and administration expenses.

Union Security Insurance Company
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2019
Life Insurance in Force	$13,764.2	$13,151.7	$483.3	$1,095.8	44.1%
Premiums:
Life insurance	$101.3	$99.5	$2.6	$4.4	59.1%
Accident and health insurance	262.5	263.1	1.3	0.7	185.7%
Total earned premiums	$363.8	$362.6	$3.9	$5.1	76.5%
Benefits:
Life insurance	$275.7	$231.8	$12.5	$56.4	22.2%
Accident and health insurance	373.3	373.2	0.1	0.2	50.0%
Total policyholder benefits	$649.0	$605.0	$12.6	$56.6	22.3%

Year Ended December 31, 2018
Life Insurance in Force	$38,709.9	$38,055.1	$514.2	$1,169.0	44.0%
Premiums:
Life insurance	$185.8	$184.3	$2.9	$4.4	65.9%
Accident and health insurance	564.6	565.9	1.7	0.4	425.0%
Total earned premiums	$750.4	$750.2	$4.6	$4.8	95.8%
Benefits:
Life insurance	$294.6	$246.0	$13.9	$62.5	22.2%
Accident and health insurance	468.7	468.6	0.5	0.6	83.3%
Total policyholder benefits	$763.3	$714.6	$14.4	$63.1	22.8%

Year Ended December 31, 2017
Life Insurance in Force	$59,075.0	$58,373.3	$549.4	$1,251.1	43.9%
Premiums:
Life insurance	$239.4	$237.3	$3.1	$5.2	59.6%
Accident and health insurance	715.5	716.4	1.2	0.3	400.0%
Total earned premiums	$954.9	$953.7	$4.3	$5.5	78.2%
Benefits:
Life insurance	$345.6	$304.3	$13.1	$54.4	24.1%
Accident and health insurance	507.5	503.6	0.3	4.2	7.1%
Total policyholder benefits	$853.1	$807.9	$13.4	$58.6	22.9%

Union Security Insurance Company
as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
	(in millions)
2019:
Valuation allowance for mortgage loans on real estate	$—	$—	$—	$—	$—
Valuation allowance for uncollectible agents balances	—	—	—	—	—
Valuation allowance for uncollectible accounts	—	—	—	—	—
Valuation allowance for reinsurance recoverables	—	—	—	—	—
Total	$—	$—	$—	$—	$—
2018:
Valuation allowance for mortgage loans on real estate	$0.4	$(0.4)	$—	$—	$—
Valuation allowance for uncollectible agents balances	—	—	—	—	—
Valuation allowance for uncollectible accounts	—	—	—	—	—
Valuation allowance for reinsurance recoverables	—	—	—	—	—
Total	$0.4	$(0.4)	$—	$—	$—
2017:
Valuation allowance for mortgage loans on real estate	$1.7	$(1.3)	$—	$—	$0.4
Valuation allowance for uncollectible agents balances	4.3	(4.3)	—	—	$—
Valuation allowance for uncollectible accounts	1.0	(1.0)	—	—	$—
Valuation allowance for reinsurance recoverables	0.1	(0.1)	—	—	$—
Total	$7.1	$(6.7)	$—	$—	$0.4

(F) SELECTED FINANCIAL DATA
Union Security Insurance Company
Five-Year Summary of Selected Financial Data

	As of and for the Years Ended December 31,
	2019	2018	2017	2016	2015
	(in millions)
Statements of Operations Data:
Revenues
Net earned premiums	$5.1	$4.8	$5.5	$180.3	$1,047.5
Net investment income	59.3	64.6	64.2	97.8	169.5
Net realized gains (losses) on investments (1)	9.4	(1.4)	9.7	162.9	10.0
Amortization of deferred gains and gains on disposal of businesses	15.7	53.6	97.8	364.5	9.1
Fees and other income	31.2	33.1	29.0	6.7	14.8
Total revenues	120.7	154.7	206.2	812.2	1,250.9
Benefits, losses and expenses
Policyholder benefits	56.6	63.1	58.6	152.7	749.6
Underwriting, general and administrative expenses	8.4	9.9	22.5	143.8	386.2
Total benefits, losses and expenses	65.0	73.0	81.1	296.5	1,135.8
Income before provision for income taxes	55.7	81.7	125.1	515.7	115.1
Provision for income taxes	10.8	16.7	46.2	206.2	41.0
Net income	$44.9	$65.0	$78.9	$309.5	$74.1
Selected Balance Sheet Data:
Cash and cash equivalents and investments	$1,120.6	$1,076.2	$1,207.3	$1,297.8	$3,228.6
Total assets	$6,085.1	$5,907.9	$6,340.1	$6,393.7	$7,262.9
Policy liabilities (2)	$4,055.0	$4,154.5	$4,313.5	$4,509.0	$4,629.4
Total stockholder's equity	$279.4	$192.5	$207.0	$164.6	$770.7
(1)  Included in net realized gains (losses) are other-than-temporary impairments of $0.1 million, $2.2 million and $7.0 million for 2017, 2016 and 2015, respectively. There were no such OTTI impairments in 2018 or 2019.
(2)  Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.
(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.
(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Some of the statements under “Business,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this registration statement for the fiscal year ended December 31, 2019, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of words such as “will,” “may,” “can,” “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. We undertake no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For a discussion of the risk factors that could affect our actual results, see “Risk Factors” in this registration statement. These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our Financial Statements and accompanying notes which appear elsewhere in this registration statement. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this registration statement, particularly under the section titled “Risk Factors”.
The following discussion covers the year ended December 31, 2019 (“Twelve Months 2019”) and year ended December 31, 2018 (“Twelve Months 2018”). Please see the discussion that follows for a more detailed comparative analysis. Our comparative analysis of Twelve Months 2018 and the year ended December 31, 2017 is included under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form S-1 for the fiscal year ended December 31, 2018 filed with the SEC on April 18, 2019.
Critical Factors Affecting Results
Our results depend on, among other things, the appropriateness of our product pricing and underwriting, the accuracy of our reserving methodology for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses and achieve expense savings. Factors affecting these items, including, but not limited to, conditions in financial markets, the global economy and the markets in which we operate, fluctuations in exchange rates and inflation, may have a material adverse effect on our results of operations or financial condition. For more information on these and other factors that could affect our results, see "Risk Factors".
Management believes that we will have sufficient liquidity to satisfy its needs over the next twelve months.
For Twelve Months 2019, net cash used in operating activities was $30.3 million; net cash provided by investing activities was $58.1 million and net cash used in financing activities was $27.0 million. We had $6.2 million in cash and cash equivalents as of December 31, 2019. Please see "Liquidity and Capital Resources," below for further details.
Revenues
We generate revenues primarily from the sale of our insurance policies and service contracts and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums and income earned on preneed life insurance policies with discretionary death benefits and fees for administrative services are presented within fees and other income.
Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends, change in market value of equity securities and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly affected by changes in interest rates.
Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.
The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that are subject to pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower interest-earning investments.
The Company's revenues primarily consist of amortization of deferred gains related to disposed businesses, investment income (including realized gains and losses) and renewal premiums and income earned on our preneed business.
Expenses
Our expenses are primarily policyholder benefits and underwriting, general, and administrative expenses.
Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.

Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, amortization of deferred acquisition costs, amortization of value of business acquired and other general operating expenses.
Critical Accounting Estimates
Certain items in our financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our financial statements.
The following critical accounting policy requires significant estimates. The actual amounts realized in this area could ultimately be materially different from the amounts currently provided for in our financial statements.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future claim payments. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent our best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including, but not limited to: changes in the economic cycle, inflation, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated.
Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claim reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on our earnings in the periods in which such increases or decreases are made. However, based on information currently available, we believe our reserve estimates are adequate.
The following table provides reserve information for our major product lines for the years ended December 31, 2019 and 2018:

	December 31, 2019				December 31, 2018
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Global Preneed	$851.2	$24.0	$7.4	$2.4	$903.6	$25.7	$7.3	$3.5
Disposed and run-off businesses	2,107.3	15.0	477.3	47.6	2,010.5	15.9	480.7	52.7
Short Duration Contracts:
Disposed and run-off businesses	—	2.9	506.6	12.5	—	8.3	618.7	26.8
Credit disability	—	0.1	—	0.7	—	—	—	0.8
Total	$2,958.5	$42.0	$991.3	$63.2	$2,914.1	$49.9	$1,106.7	$83.8
For additional information regarding our reserves, see Note 9 to the Financial Statements included elsewhere in this report.
Long Duration Contracts
Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our statements of operations.
Historically, premium deficiency testing on continuing lines of business has not resulted in material adjustments to deferred acquisition costs or reserves. Such adjustments could occur, however, if economic or mortality conditions significantly deteriorated.
Risks related to the reserves recorded for certain discontinued individual life, annuity and long-term care insurance policies have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity, and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Short Duration Contracts
Claims and benefits payable reserves for short duration contracts include (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.
Risks related to claims and benefits payable for products related to the sale of AEB have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Investments
We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are timely identified, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, our intent and ability to retain the investment for a period of time sufficient to allow for recovery and our intent to sell or whether it is more likely than not that we will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events that affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value.
The impairment of a fixed maturity security that we have the intent to sell or that we will more likely than not be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, we are required to analyze our ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings equals the difference between the amortized cost of the fixed maturity security and its net present value.
Reinsurance
Reinsurance recoverables were $3.26 billion and $3.32 billion as of December 31, 2019 and 2018, respectively, which include amounts we are owed by reinsurers for claims paid as well as those included in reserve estimates that are subject to the reinsurance. Reinsurance premiums paid are amortized as reductions to premium over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, historical disputes of reinsurance liabilities, management’s experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.
We have used reinsurance and coinsurance to exit certain businesses, including the disposals of Assurant Employee Benefits ("AEB"), Fortis Financial Group ("FFG") and Long-Term Care ("LTC"). The reinsurance recoverables relating to these dispositions amounted to $3.20 billion and $3.25 billion at December 31, 2019 and 2018, respectively.
In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

	2019	2018
Ceded future policyholder benefits and expenses	$2,192.1	$2,103.2
Ceded unearned premium	18.3	24.4
Ceded claims and benefits payable	1,044.7	1,179.2
Ceded paid losses	5.0	16.4
Total	$3,260.1	$3,323.2
We utilize reinsurance for loss protection and capital management and business dispositions. See also “Quantitative and Qualitative Disclosures About Market Risk-Credit Risk.”
Contingencies
A loss contingency is recorded if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated amount within the range of possible losses is more probable than any other, we record an estimated reserve at the low end of the estimated range. Contingencies affecting us primarily relate to legal and regulatory matters which are inherently difficult to evaluate and are subject to significant changes.
Deferred Taxes
Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which we expect the temporary differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is required to be sufficient to reduce the asset to the amount that is more likely than not to be realized. We have deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets and liabilities are included in Note 5 to the Financial Statements included elsewhere in this report.
The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to us based on the provisions of the tax sharing agreement. As of December 31, 2019 and 2018, we had no cumulative valuation allowance against deferred tax assets, as it is management’s assessment that it is more likely than not that all deferred tax assets will be realized.
In determining whether the deferred tax asset is realizable, we weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences, carry forwards and tax-planning strategies.
We believe it is more likely than not that the remainder of our deferred tax assets will be realized in the foreseeable future. Accordingly, a valuation allowance has not been established.
In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carry-forwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect us and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and our ability successfully execute our tax planning strategies.
Recent Accounting Pronouncements
Refer to Note 2 to the Financial Statements.

Results of Operations
Overview
The table below presents information regarding our results of operations:

	For the Years Ended December 31,
	2019	2018
Revenues:
Net earned premiums	$5.1	$4.8
Net investment income	59.3	64.6
Net realized gains (losses) on investments	9.4	(1.4)
Amortization of deferred gains on disposal of businesses	15.7	53.6
Fees and other income	31.2	33.1
Total revenues	120.7	154.7
Benefits, losses and expenses:
Policyholder benefits	56.6	63.1
Underwriting, general and administrative expenses	8.4	9.9
Total benefits, losses and expenses	65.0	73.0
Income before provision for income taxes	55.7	81.7
Provision for income taxes	10.8	16.7
Net income	$44.9	$65.0
Year Ended December 31, 2019 Compared to the Year Ended December 31, 2018
Net Income
Net income decreased $20.1 million, or 31%, to $44.9 million for Twelve Months 2019 from $65.0 million for Twelve Months 2018. The decrease was primarily related to lower amortization of deferred gains associated with the sale of AEB and lower investment income mainly due to lower invested assets. Partially offsetting these decreases was a favorable change in net realized gains driven by an increase in the fair value of equity securities, as well as reduced policyholder benefits due to the run-off of the preneed business.
Total Revenues
Total revenues decreased $34.0 million, or 22%, to $120.7 million for Twelve Months 2019 from $154.7 million for Twelve Months 2018. The decrease was primarily attributable to lower amortization of deferred gains associated with the sale of AEB and lower investment income mainly due to lower invested assets. Partially offsetting the decrease was a favorable change in net realized gains driven by an increase in the fair value of equity securities.
Total Benefits, Losses and Expenses
Total benefits, losses and expenses decreased $8.0 million, or 11%, to $65.0 million for Twelve Months 2019 from $73.0 million for Twelve Months 2018. The decrease was primarily attributable to lower policyholder benefits in our preneed business due to the continued run-off of this business.
Investments
Refer to Notes 3 and 4 to the Financial Statements included elsewhere in this report.
Liquidity and Capital Resources
The primary sources of funds for the Company consist of premiums and fees collected, proceeds from the sales and maturity of investments and net investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information related to our Parent.

Cash Flows
We monitor cash flows and cash flow forecasts on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.
The table below shows our recent net cash flows for the periods indicated:

	For the Years Ended December 31,
	2019	2018
Net cash (used in) provided by:
Operating activities	$(30.3)	$(36.1)
Investing activities	58.1	54.0
Financing activities	(27.0)	(15.0)
Net change in cash	$0.8	$2.9
Cash Flows for the Years Ended December 31, 2019 and 2018
Operating activities:
We typically generate operating cash inflows from premiums collected from our insurance products, fees received for services and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.
Net cash used in operating activities was $30.3 million and $36.1 million for the years ended December 31, 2019 and 2018, respectively. The reduction in cash used in operating activities was mainly due to most of the business being in run-off.
Investing activities:
Net cash provided by investing activities was $58.1 million and $54.0 million for the years ended December 31, 2019 and December 31, 2018, respectively. Cash flows from investing activities increased given the pace of sales and maturities is greater than reinvestment in the portfolio primarily related to the run-off of the business.
Financing activities:
Net cash used in financing activities was $27.0 million and $15.0 million for the years ended December 31, 2019 and 2018, respectively. The change in cash used in financing activities was primarily due to an increase in cash dividends paid to the Parent.
Commitments and Contingencies
We have obligations and commitments to third parties as a result of our operations, as detailed in the table below by the maturity date indicated:

	As of December 31, 2019
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual obligations:
Insurance liabilities (1)	$985.7	$92.2	$146.1	$130.2	$617.2
Liability for unrecognized tax benefit	2.5	—	2.5	—	—
Total obligations and commitments	$988.2	$92.2	$148.6	$130.2	$617.2
(1) Insurance liabilities reflect undiscounted estimated cash payments expected to be made to policyholders, net of expected future premium cash receipts on in-force policies and excluding fully reinsured discontinued operations whose inclusion would be potentially distortive. The total gross reserve for fully reinsured run-off operations that was excluded is $3.2 billion which, if the reinsurers defaulted, would be payable over a 30+ year period with the majority of the payments occurring after 5 years. Additional information on the reinsurance arrangements can be found in Note 8 to the Financial Statements included elsewhere in this report. As a result of these assumptions, the amounts presented in this table do not agree to the future policy benefits and expenses and claims and benefits payable in the balance sheet.

Liabilities for future policy benefits and expenses have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.
(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
None.
(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and stockholders' interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.
Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.
Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.
Interest Rate Risk
Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk - price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds, mortgage-backed securities and certain asset-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.
We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.
The interest rate sensitivity relating to price risk of our fixed maturity securities is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are equal in direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed securities and asset-backed securities, a prepayment model is used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis for bonds, mortgage-backed securities and asset-backed securities held in our investment portfolio as of the dates indicated:

Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2019

Basis points	–100	–50	0	50	100
Total market value	$1,049.3	$1,001.2	$956.7	$915.2	$876.2
% Change in market value from base case	9.68%	4.65%	—%	(4.34)%	(8.41)%
$ Change in market value from base case	$92.6	$44.5	$—	$(41.5)	$(80.5)
As of December 31, 2018

Basis points	–100	–50	0	50	100
Total market value	$963.3	$922.2	$883.9	$848.2	$814.7
% Change in market value from base case	8.98%	4.33%	—%	(4.04)%	(7.83)%
$ Change in market value from base case	$79.4	$38.3	$—	$(35.7)	$(69.2)
Credit Risk
We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA- and above, 1% for issuers rated A- to A+, 0.75% for issuers rated BBB- to BBB+, 0.38% for issuers rated BB- to BB+ and 0.25% for issuers rated B and below. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody’s and S&P’s ratings to determine an issuer’s rating for purposes of our portfolio limits.
The following table presents our fixed maturity investment portfolio by ratings of the nationally recognized statistical rating organizations as of the dates indicated:

	December 31, 2019		December 31, 2018
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$554.0	58%	$484.1	54%
Baa	374.4	39%	371.4	42%
Ba	25.3	3%	23.2	3%
B and lower	3.0	—%	5.2	1%
Total	$956.7	100%	$883.9	100%
We are also exposed to the credit risk of our reinsurers. When we purchase reinsurance, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.
We had $3.26 billion and $3.32 billion of reinsurance recoverables as of December 31, 2019 and 2018 respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $579.9 million, as of December 31, 2019 and $737.6 million as of December 31, 2018, relating to a coinsurance agreement with Sun Life, and reserves of $509.1 million and $2.1 billion as of December 31, 2019 and $523.5 million and $1.99 billion as of December 31, 2018 relating to coinsurance arrangements with Talcott Resolution (formerly owned by The Hartford) and John Hancock (a subsidiary of Manulife Financial Corporation), respectively, related to sales of businesses that are backed by trusts. If the value of the assets in this trust falls below the value of the associated liabilities, Sun Life, Talcott Resolution and John Hancock, as applicable, will be required to put more assets in the trusts. We may be dependent on the financial condition of Sun Life, Talcott Resolution and John Hancock, whose A.M. Best ratings are currently A+, B++, and A+ respectively. A.M. Best currently maintains a stable outlook on each of their financial strength ratings. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable.

See the section entitled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A- or better by A.M. Best.
Inflation Risk
Inflation risk arises as we invest in assets, that are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. Approximately 16% of our preneed insurance policies, with reserves of approximately $129.5 million and $140.4 million as of December 31, 2019 and 2018, respectively, have death benefits that are guaranteed to grow with CPI. In times of rapidly rising inflation, the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. We have partially mitigated this risk by purchasing derivative contracts with payments tied to the CPI. See "- Derivatives."
In addition, we have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation. Medical reserves represent less than 1% of total claims and benefits payable.
Derivatives
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the prices of securities or commodities. Derivative financial instruments may be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forward contracts.
Under insurance statutes, our insurance companies may use derivative financial instruments to hedge actual or anticipated changes in their assets or liabilities, to replicate cash market instruments or for certain income-generating activities. These statutes generally prohibit the use of derivatives for speculative purposes. We generally do not use derivative financial instruments.
We have purchased contracts to cap the inflation risk exposure inherent in some of our preneed insurance policies.
(K) EXECUTIVE OFFICERS
The table below sets forth certain information, as of April 16, 2020, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
Tammy L. Schultz	50	Chairman, President, and Chief Executive Officer; President, Global Preneed, Assurant, Inc.
Athanasios Bolovinos	38	Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Assistant Controller, Assurant, Inc.
Paula M. SeGuin	52	Vice President and Director; Director of Compliance, Assurant, Inc.
Tammy L. Schultz, Chairman, President and Chief Executive Officer.  Please see Ms. Schultz’s biography in the section below entitled "DIRECTORS".
Athanasios Bolovinos, Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Assistant Controller, Assurant, Inc. Mr. Bolovinos has served as Chief Financial Officer and Treasurer of the Company since December 21, 2018. He has served as Vice President and Assistant Controller of Assurant, Inc. since 2017. Before joining Assurant, Mr. Bolovinos served as Finance Manager from 2015 to 2017 for General Reinsurance. From 2011 to 2015, Mr. Bolovinos served as Vice President of Finance for Navigators Insurance Company.
Paula M. SeGuin, Vice President and Director; Director of Compliance, Assurant, Inc.  Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".
Code of Ethics. The Assurant Code of Business Conduct and Ethics ("the Code of Ethics") is applicable to all employees, officers and directors, including the executive officers of the Company. The Code of Ethics may be found under the “Corporate Governance” subsection of the “Investor Relations” section of the Assurant, Inc.'s website at http://ir.assurant.com .
DIRECTORS
We currently have five directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience, director positions held currently and/or during the last five years, and experience that led the Company to conclude that they should serve as directors.
Eric Kurzrok, Director. Mr. Kurzrok, 43, was appointed as a director of the Company in February 2016. He has also served as an Assistant Treasurer of Assurant, Inc. since 2017, and as a Vice President, Actuary, Ratings and Capital, of Assurant, Inc. since 2008. Mr. Kurzrok is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

Fernand LeBlanc, Director.  Mr.LeBlanc, 40, was appointed as a director of the Company in June 2018. He has served as Vice President, Global Strategy and Innovation of Global Preneed, an operating segment of Assurant, since January 2019. Prior to that, he served as Vice President of Global Strategy and Business Development from August 2017 to January 2019. From 2012 to 2017, he served as a Vice President, Product Management, for Assurant Life of Canada.
Paula M. SeGuin, Vice President and Director . Ms. SeGuin, 52, was appointed as a director of the Company in February, 2016 and as Vice President of the Company on March 1, 2016. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005.
Tammy L. Schultz, Chairman, President and Chief Executive Officer. Ms. Schultz, 50, was appointed as a director of the Company in February 2016, and as President and Chief Executive Officer on March 1, 2016. In 2012, Ms. Schultz was appointed the Executive Vice President and President of the Preneed Business at Assurant, Inc. Prior to that, she served as Vice President, Chief Operations Officer and Client Relationships, Preneed.
Lisa Young, Director . Ms. Young, 57, was appointed as a director of the Company in June 2018. She has also served as Vice President of Global Preneed, an operating segment of Assurant, since 2015. Prior to that, from 2012 to 2015, she served as Vice President of Operations and Strategic Business Initiatives for Global Preneed.
(L) COMPENSATION DISCUSSION AND ANALYSIS
I. Executive Summary
Introduction
This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2019:

Tammy L. Schultz	President and Chief Executive Officer; President, Global Preneed, Assurant, Inc.
Athanasios Bolovinos	Chief Financial Officer, Treasurer and Assistant Secretary, Vice President, Assistant Controller, Assurant, Inc.
Paula M. SeGuin	Vice President; Director of Compliance, Assurant, Inc.
Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) as of December 31, 2019 in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.
The 2019 compensation of Mmes. Schultz and SeGuin and Mr. Bolovinos was based on a compensation program focused on the goals and objectives of the Parent. All of our NEOs participated in the Parent's long-term equity incentive program in 2019.
For more detailed information on Assurant's 2019 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 23, 2020.
Our Executive Compensation Principles
Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•
Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the interests of shareholders. [1]

•	Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should motivate our executives to deliver above-average results.

•	A significant portion of target total direct compensation provided to our NEOs should be tied to financial performance and stock price performance. [1]

•
Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.

1     Union Security Insurance Company does not have securities that are publicly traded and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent

II. The Compensation Decision Making Process
The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.

After receiving input from the Parent's Chief Executive Officer, in consultation with the Parent's Chief Financial Officer and Chief Human Resources Officer, the compensation of the Company's Chief Executive Officer in 2019 was determined by the Assurant Compensation Committee. The compensation of both the Company's Chief Financial Officer and Ms. SeGuin in 2019 was determined through a process whereby senior management at the Parent annually reviewed their performance and compensation and made decisions regarding their compensation.
The Chief Executive Officer of the Parent also provides input, in consultation with the Parent's Chief Financial Officer and Executive Vice President, Chief Human Resources Officer, on the annual incentive plan performance goals that apply to the Company's NEOs.
Level of Compensation Provided
Market Positioning.  Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.
Company-Level Named Executive Officers - Company Market Survey Data.  The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short- and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short- and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.
III. Elements of Our Executive Compensation Program
Base Salaries
The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2019, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.
Annual Incentive Compensation
Overview.   For the enterprise, consistent with its long-term growth strategy, Assurant has allocated 42% of the target annual incentive opportunity provided to its employees to profitability measures, 28% to top-line revenue growth for specified areas and 30% to individual performance. However, as a Section 16 executive officer of the Parent, Ms. Schultz does not have an individual performance component to her annual incentive compensation. Instead, Ms. Schultz's annual compensation is determined solely based on the performance of the Parent with 60% of the target annual incentive opportunity provided to Ms. Schultz to profitability measures, 40% to top-line revenue growth for specified areas.
The Compensation Committee of Assurant set the annual incentive performance goals of net operating income excluding reportable catastrophe losses (“NOI”) and top-line revenue from net earned premiums and fee income for 2019 based on the performance of Assurant, Inc. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).
2019 Annual Incentive Compensation for the Company's NEOs: Financial Metrics. 2   For 2019, Assurant sought to establish financial targets that were challenging and would motivate its senior executives to deliver profitable growth. Profitability, weighted at 60% for Ms. Schultz, is measured by the NOI 3 of the Parent and top-line revenue, weighted at 40% for Ms. Schultz, is measured by the Parent's net earned premiums and fee income for 2019.

[2]
For additional information regarding the measures discussed below, please see the Parent's proxy statement filed with the SEC on March 23, 2020. The proxy statement is not incorporated by reference herein. Certain measures are non-GAAP. A reconciliation of the reported non-GAAP measures to their most comparable GAAP measures can be found in Appendix A of the Parent’s proxy statement.

[3]
Assurant NOI equals net income excluding Assurant Health run-off operations, net realized gains (losses) on investments, amortization of deferred gains and gains on disposal of businesses and other highly variable items, as well as reportable catastrophe losses.

For Mr. Bolovinos and Ms. SeGuin, financial targets apply to the Parent. Profitability, weighted at 42%, is also measured by the performance results of Assurant’s NOI. Top-line revenue, weighted at 28%, is measured by Assurant's revenue from net earned premiums and fee income. The remaining portion of Mr. Bolovinos's and Ms. SeGuin's 2019 annual incentive goal is based on their individual performance and is weighted at 30%.
Annual Incentive Performance Results. 4 For the NEOs, the performance levels for 2019 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant NOI were $483, $517, $558, $575, $592, $632 and $667 million, respectively. Assurant's NOI for 2019 was $574 million. The performance levels for 2019 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant's top-line revenue were $7,738, $8,291, $8,752, $9,212, $9,673, $10,134 and $10,686 million, respectively. Assurant's top-line revenue for 2019 was $9,329 million. Based on the above metrics and performance results, the 2019 annual incentive performance multiplier for enterprise goals was 1.01.
The individual performance multiplier for 2019 for the NEOs was 1.77 for Mr. Bolovinos and 1.24 for Ms. SeGuin. Ms. Schultz did not have an individual performance component to her annual incentive compensation.
Based on the above metrics, enterprise performance results and individual performance results, the composite annual performance multiplier for Mr. Bolovinos was 1.24 and for Ms. Seguin was 1.08. The annual performance multiplier for Ms. Schultz, based entirely on enterprise performance results, was 1.01
The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2019:

Named Executive Officer	2019 Target Annual Incentive	2019 Multiplier	2019 Annual Incentive Payment
Tammy L. Schutlz	$195,000.00	1.01	$196,950.00
Athanasios Bolovinos	$65,000.00	1.24	$80,412.00
Paula M. SeGuin	$27,961.00	1.08	$30,170.00

[4]
Results in this paragraph may differ from the Parent’s reported results since expenses, revenues and other effects associated with acquisition activity during the year and changes in accounting and certain other changes that do not reflect changes in the underlying business are generally excluded when calculating results.

Long-term Equity Incentive Compensation
All of the NEOs participate in Assurant's long-term equity incentive compensation program.
Assurant uses performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. 2017 Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria.
For awards granted prior to 2016, for each year in the performance period, Assurant's performance with respect to selected metrics (as described in the chart below) is compared against an index of companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the three-year performance period. Measurement of the Assurant designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee.
For PSU awards granted in 2016, 2017 and 2019, Assurant’s performance is measured with respect to two equally weighted metrics: absolute net operating income per diluted share excluding reportable catastrophes ("NOI EPS"), measured as the sum of each year within the three-year performance period, and total stockholder return ("TSR") relative to the S&P 500 Index, measured over the three-year performance period. Measurement of performance against the designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee. NOI EPS excludes reportable catastrophe losses because they create volatility that is beyond the executive’s control and the Assurant Compensation Committee believes executives should be focused on the underlying performance of the business.
No PSUs were granted to the NEOs in 2018. The annual equity grant for the NEOs in 2018 consisted solely of RSUs.

Performance-Based Long-Term Equity Plan Design Attributes

Metrics and Weighting	Absolute NOI EPS[1] — 50%
Relative Total Stockholder Return[2] — 50%
Performance Measured	TSR measured against S&P 500 Index
Against an Index
Payout Considerations	For the relative TSR metric:

Threshold for payout at the 25th percentile

Payouts capped at 200% of target if the composite percentile ranking is at or above the 90th percentile

For the absolute NOI EPS ex-CAT metric:

Threshold for payout at pre-determined performance level payouts capped at 200% of target
(1)  Cumulative Parent three year NOI EPS excluding reportable catastrophe losses
(2) Percentage change on Parent stock plus dividend yield percentage

PSUs. Recent tax reform legislation expanded the number of individuals covered by Section 162(m) and eliminated the exception for performance-based compensation effective beginning for the Company’s 2018 tax year. Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table - Long Term Incentive Awards" below.
In support of Assurant's pay for performance philosophy, in 2019, the Compensation Committee approved equity payments for PSUs granted in 2016 based on the financial metrics described above. The Company’s cumulative percentile ranking relative to companies in the S&P 500 Index with regard to TSR over the 2016-2018 performance cycle was in the 46th percentile, which represents a payout at 91% of target. The Company’s cumulative NOI EPS (excluding reportable catastrophes) for the 2016-2018 performance cycle was $22.40, which represents a payout at 67% of target. As a result, each NEO received shares of common stock equal to 79% of their target number of PSUs granted in 2016, which represents the average target payouts for TSR and NOI EPS.
RSUs.  RSUs typically vest in equal annual installments over a three-year vesting period.

IV. Benefits
The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain supplemental retirement plans and limited perquisites described below.
Retirement Plans.  All NEOs except Mr. Bolovinos participate in the Assurant Pension Plan (the "Pension Plan"). Ms. Schultz participates in the Assurant Executive Pension Plan (the "Executive Pension Plan"). Ms. Schultz and Mr. Bolovinos also participate in the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of Section 401(a)(17) of the Code ($280,000 for 2019). Effective March 1, 2016, the Pension Plan and the Executive Pension Plan were frozen. Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Deferred Compensation Plans.  The NEOs may be eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with Section 409A of the Code ("Section 409A"). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Long-Term Disability Benefits.  As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 50% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount) with employees holding a 10% buy-up option to increase benefits to 60% of their monthly plan pay, up to a maximum monthly benefit of $15,000.
V. Related Policies and Considerations
Timing of Equity Grants
Assurant does not coordinate the timing of equity awards with the release of material non-public information. Prior to 2018, under the Parent's Equity Grant Policy, annual equity awards granted by the Compensation Committee pursuant to the ALTEIP were granted on the second Thursday of March each year. As of 2018, annual equity awards are granted on March 16 each year pursuant to the ALTEIP.
Tax and Accounting Implications
Recent tax reform legislation expanded the number of individuals covered by Section 162(m) of the Internal Revenue Code and eliminated the exception for performance-based compensation effective beginning for the Company’s 2018 tax year. The Assurant Compensation Committee continues to emphasize performance-based compensation that attracts, retains and rewards the executives necessary to successfully execute the Parent's business strategy. While the Assurant Compensation Committee generally seeks to pay compensation that is deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.
The compensation that Assurant pays to the NEOs is reflected in our consolidated financial statements as required by U.S. GAAP. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation
The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2019, 2018 and 2017 as applicable.
Summary Compensation Table for Fiscal Years 2019, 2018, and 2017

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [2] ($)	All Other Compensation [3] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz, President and Chief Executive Officer; Executive Vice President, President Global Preneed, Assurant, Inc.	2019 2018 2017	323,692 290,991 283,398	— — —	214,230 160,075 175,448	— — —	196,950 176,050 151,193	— — —	47,644 54,505 56,647	782,516 681,621 666,686
Athanasios T. Bolovinos, Chief Financial Officer and Treasurer; Vice President, Assistant Controller, Assurant, Inc.	2019 2018	260,000 250,000	— —	69,238 134,948	— —	80,412 60,000	— —	22,182 17,969	431,832 462,917
Paula M. SeGuin, Vice President; Director of Compliance, Assurant, Inc.	2019 2018 2017	139,807 137,065 133,671	— — —	22,307 20,594 22,464	— — —	30,170 32,896 32,616	— — —	11,771 11,709 11,273	204,055 202,264 200,024

1
The amounts reported in column (e) for 2019, 2018 and 2017 represent awards of PSUs and RSUs. No PSUs were awarded to NEOs in 2018. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718 using the closing price of the Parent's Common Stock on the grant date. Please see column (k) in the Grant of Plan-Based Awards table for the closing price on the grant date for 2018 awards.

The amounts included in column (e) for PSUs were computed based on the achievement of target level performance for each award. As described in "CD&A — Long-Term Equity Incentive Compensation — PSUs" , payouts for PSU awards can range from no payout to a 200% maximum payout.
Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) representing only PSUs would be as follows: (i) for awards granted in 2019: $330,915 for Ms. Schultz; $73,512 for Mr. Bolovinos; and $23,685 for Ms. SeGuin; (ii) No PSUs were awarded to NEOs in 2018; and (iii) for awards granted in 2017: $194,741 for Ms. Schultz; and $24,935 for Ms. SeGuin.
Please see Footnote 21, Stock Based Compensation-Performance Share Units , of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC (the “2019 Form 10-K”) for a discussion of the assumptions used in this valuation.

2
The change in pension value is the aggregate change in the actuarial present value of the respective NEO’s accumulated benefit under the Parent’s three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2018 to December 31, 2019, from December 31, 2017 to December 31, 2018 and from December 31, 2016 to December 31, 2017. For each plan, the change in the pension value is determined as the present value of the NEO’s accumulated benefits at December 31, 2017, December 31, 2018 or December 31, 2019 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31,

2016, December 31, 2017 or December 31, 2018, as applicable. Present values of accumulated benefits at December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019 use the same assumptions as included in the financial statements in Assurant’s Annual Reports on Form 10-K for the fiscal years ending December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019, respectively, as filed with the SEC. Effective February 29, 2016, the accrual of additional benefits under the Assurant SERP, Assurant Executive Pension and Assurant Pension Plans was frozen.

3
The table below details the amounts reported in the “All Other Compensation” column, which include premiums paid for Executive LTD, Company contributions to the Assurant Executive 401(k) Plan, Company contributions to the Assurant 401(k) Plan, dividends and dividend equivalents, and certain other amounts during 2019:

Name	Executive LTD	Dividends and Dividends Equivalent [a]	Company Contributions to Assurant Executive 401(k)	Qualified Company Contributions to Assurant 401(k)	Perquisites and Other Personal Benefits	Other Amounts [b]	Total
Tammy L. Schultz	$3,816	$9,009	$13,185	$16,800	$—	$4,834	$47,644
Athanasios T. Bolovinos	$—	$3,282	$2,400	$16,500	$—	$—	$22,182
Paula M. SeGuin	$—	$1,409	$—	$10,362	$—	$—	$11,771

a.
The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2019 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid on 2016 PSUs for shares vested in 2019; and on 2015 PSUs for shares vested in 2018. No dividends or dividend equivalents were paid on PSUs granted in 2019, 2018 or 2017.

b.	Amounts in this column reflect in the case of Ms. Schultz, $4,834 in expenses paid by the Company for a conference that Ms. Schultz attended.
Grants of Plan-Based Awards
The table below sets forth individual grants of awards made to each NEO during 2019.
Grants of Plan-Based Awards Table for Fiscal Year 2019

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) [3]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Tammy L. Schultz	3/16/2019 3/16/2019 —	— — 0	— — 195,000	— — 390,000	— 741 —	— 1,481 —	— 2,962 —	494 — —	— — —	— — —	$48,773 $165,457 —
Athanasios T. Bolovinos	3/16/2019 3/16/2019 —	— — 0	— — 65,000	— — 130,000	— 165 —	— 329 —	— 658 —	329 — —	— — —	— — —	$32,482 $36,756 —
Paula M. SeGuin	3/16/2019 3/16/2019 —	— — 0	— — 27,961	— — 55,922	— 53 —	— 106 —	— 212 —	106 — —	— — —	— — —	$10,465 $11,842 —

1.
The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO’s annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2019 performance is reported in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

2.	As described in the “CD&A - Long-Term Equity Incentive Compensation - PSUs.” Payouts for PSU awards can range from no payment to 200% maximum payout.

3.
The base price of 2019 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of the Parent's Common Stock on the grant date.

The base price of 2019 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance. Please see Footnote 21, Stock Based Compensation - Performance Share Units , of the Company’s 2019 Form 10-K for a discussion of the assumptions used in this valuation.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table
Annual Incentive Awards
Annual incentive payments for Mmes. Schultz and SeGuin and Mr. Bolovinos were paid pursuant to the Parent's annual incentive program. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled " CD&A - Annual Incentive Compensation ."
Long Term Equity Incentive Awards
The Parent's equity-based awards granted prior to May 2017 were granted under the Assurant, Inc. Long Term Equity Incentive Plan. In May 2017, the Parent’s stockholders approved the ALTEIP which is the plan from which all future grants will be issued.

The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Outstanding Equity Awards at Fiscal Year End
The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2019.
Outstanding Equity Awards Table for Fiscal Year 2019

	Option Awards					Stock Awards [1]
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested [2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz						261 [3]	34,212
						1,187 [4]	155,592
						494 [5]	64,754
								1,562 [8]	204,747
								741 [9]	97,130
Athanasios T. Bolovinos						371 [4]	48,631
						167 [6]	21,890
						400 [7]	52,432
						329 [5]	43,125
								165 [9]	21,628
Paula M. SeGuin						34 [3]	4,457
						153 [4]	20,055
						106 [5]	13,894
								200 [8]	26,216
								53 [9]	6,947

1	These columns represent awards under the ALTEIP. Awards are PSUs or RSUs.

2	Value was determined using the December 31, 2019 closing price of Assurant's Common Stock of $131.08.

3	This RSU award was granted on March 9, 2017 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

4	This RSU award was granted on March 16, 2018 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

5	This RSU award was granted on March 16, 2019 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

6	This RSU award was granted on April 1, 2018 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

7	This RSU award was granted on July 1, 2018 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

8
This PSU award was granted on March 9, 2017 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at the maximum level, as the Parent's ranked average performance for 2017 and 2018 relative to applicable index exceeded the applicable performance goals. The Parent's ranked average performance for 2019 relative to applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2017-2019 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

9
This PSU award was granted on March 16, 2019 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at the threshold level, as the Parent's ranked average performance for 2019 relative to applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2019-2021 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

Option Exercises and Stock Vested in Last Fiscal Year
The following table provides information regarding all the RSUs and PSUs held by the NEOs that vested during 2019 on an aggregated basis.
Option Exercises and Stock Vested Table for Fiscal Year 2019

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) [1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) [1]
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	—	—	252 598 [2] 260 593	25,190 59,776 25,990 58,547
Athanasios T. Bolovinos	—	—	185 83 200	18,265 7,980 21,798
Paula M. SeGuin	—	—	100 43 102 [2] 33 76	9,045 4,298 10,196 3,299 7,503

[1]
The value realized on exercise and/or vesting was determined using the closing price of the Parent's Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

[2]
These amounts represent the value of PSU awards granted in 2016 that, in accordance with the terms of the applicable award agreements, became fully vested in 2019. The performance ranking for these awards fell below the target performance which resulted in a final payout amount of 79% of target shares awarded. Accordingly, the amount of compensation actually realized upon a payout is based on the fair market value of the Common Stock on the vesting date, which was March 8, 2019.

Pension Benefits
The Parent maintains three defined benefit pension plans. The Parent maintains the Assurant Pension Plan, a broad-based, tax qualified, defined benefit pension plan. In addition, the Parent maintains two non-qualified executive defined benefit pension plans: the Assurant SERP and the Assurant Executive Pension Plan.
The table below provides information for each defined benefit plan that provides for pension payments to the NEOs.
Pension Benefits Table for Fiscal Year 2019

Name	Plan Name	Number of Years of Credited Service [1] (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	Assurant Pension Plan Assurant Executive Pension Plan Assurant SERP	15 15 —	145,158 29,539 —	— — —
Athanasios T. Bolovinos	Assurant Pension Plan Assurant Executive Pension Plan Assurant SERP	— — —	— — —	— — —
Paula M. SeGuin	Assurant Pension Plan Assurant Executive Pension Plan Assurant SERP	22 — —	164,295 — —	— — —

1	None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.
Narrative to the Pension Benefits Table
The following is a description of the plans and information reported in the Pension Benefits Table.

The Assurant Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able to participate in the Assurant Pension Plan after completing one year of service with the Company. Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Assurant Pension Plan. Effective March 1, 2016, the Assurant Pension Plan was frozen. No additional benefits will accrue after February 29, 2016. Mr. Bolovinos is not eligible to participate in the Assurant Pension Plan.
The lump sum value of the benefit is based on the participant’s accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the plan freeze date. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years 31 and over	12%
The present value of accumulated benefits at December 31, 2019 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and final average earnings (limited by Section 401(a)(17) of the Code), which were frozen as of February 29, 2016.
The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All participating NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.
The Assurant Executive Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able to participate in the Assurant Executive Pension Plan after completing one year of service with the Company and when their eligible compensation exceeded the Section 401(a)(17) compensation limit. Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Assurant Executive Pension Plan. Effective March 1, 2016, the Assurant Executive Pension Plan was frozen. No additional benefits will accrue after February 29, 2016. Eligible compensation for participants was not capped. Mr. Bolovinos and Ms. Seguin were not eligible to participate in the Assurant Executive Pension Plan.
A participant’s benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Assurant Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the limit in the Code) reduced by the benefit payable under the Assurant Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under Section 409A. Credited service for determining a participant’s benefit begins after an employee begins participating in the plan and was frozen as of February 29, 2016. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service. All participating NEOs are currently 100% vested in their Assurant Executive Pension Plan benefit.
The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above. The present value of accumulated benefits at December 31, 2019 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and unlimited final average earnings, which were frozen as of February 29, 2016, offset by the Assurant Pension Plan benefit.
The Assurant SERP
Effective January 1, 2014, the Assurant SERP was closed to any new participants. Effective March 1, 2016, the Assurant SERP was frozen. None of the NEOs are eligible to participate in the Assurant SERP.
Number of Years of Credited Service
Eligibility for the Assurant Pension Plan and Assurant Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. No additional credited service will be earned after February 29, 2016 for the Assurant Pension Plan and Assurant Executive Pension Plan.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the ADC Plan, which provides for the deferral of compensation on a basis that is not tax qualified. The Assurant Executive 401(k) Plan is a nonqualified defined compensation plan.
Nonqualified Defined Contribution and Other Nonqualified Deferred
Compensation Plans Table for Fiscal Year 2019

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY [1,2] ($)	Aggregate Earnings in Last FY [1] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE [1] ($)
(a)		(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	13,185	10,501	—	66,748
	TOTAL	—	13,185	10,501	—	66,748
Athanasios T. Bolovinos	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	2,400	39	—	2,439
	TOTAL	—	2,400	39	—	2,439
Paula M. SeGuin	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	—	—	—	—
	TOTAL	—	—	—	—	—

1
The amounts in column (c) were reported as 2019 compensation in the “All Other Compensation” column of the Summary Compensation Table as follows: for Ms. Schultz, $13,185; for Mr. Bolovinos, $2,400 of Company contributions to the Assurant Executive 401(k).

The NEOs’ Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2019. The Parent does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Assurant Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2019. Similarly, the Parent does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.

For the Assurant Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for the 2017, 2018 and 2019 fiscal years, as applicable: for Ms. Schultz, $7,702 for 2017, $10,031 for 2018, and $13,185 for 2019; and for Mr. Bolovinos, $2,400 for 2019.

2
The Assurant Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Assurant Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)).

3	The Parent does not currently make any contributions to the ADC Plan.

4	The Assurant Executive 401(k) Plan does not provide for participant contributions.
Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table
The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.
The ADC Plan
Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator. As a result of IRC Section 409A, certain key employees (including potentially the NEOs) are subject to a six-month waiting period for distributions following termination.

The Assurant Executive 401(k) Plan
Eligible employees may generally participate in the Assurant Executive 401(k) plan after completing 30 days of employment with Assurant and when their eligible compensation exceeds the compensation limit under the Code. Assurant made an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the limit ($280,000 for 2019). The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Please see footnote 3 to the Summary Compensation Table above, for quantification of Company contributions to the Assurant Executive 401(k) Plan in 2019.
The benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Assurant Executive 401(k) Plan after two years of service. All of the NEOs who participate in the Assurant Executive 401(k) Plan are 100% vested in their Assurant Executive 401(k) Plan benefit.

Potential Payments Upon Termination or Change of Control
The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances described below on December 31, 2019.
Potential Payments Upon Termination or Change of Control Table on December 31, 2019

Name	Payout if Terminated Voluntarily 12/31/19 Not Retirement	Payout if Terminated Voluntarily 12/31/19 Retirement [1]	Payout if Terminated Involuntarily 12/31/19 [2]	Payout if Terminated Upon Change of Control 12/31/19	Payout if Terminated Upon Death 12/31/19	Payout if Terminated Upon Disability 12/31/19
	(a)	(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz
ESTIP Award	—	—	—	$97,500	—	—
Long-Term Equity Awards [3]	—	—	$262,029	$551,060	$262,029	$262,029
Assurant Executive Pension Plan [4]	$29,539	—	$29,539	$29,539	$29,539	$29,539
Assurant Executive 401(k) Plan [5]	$66,748	—	$66,748	$66,748	$66,748	$66,748
Welfare Benefit Lump Sum [6]	—	—	— [9]	$40,083	—	—
Severance [8]	—	—	— [9]	$1,040,000	—	—
Outplacement [7]	—	—	— [9]	$7,000	—	—
TOTAL	$96,287	—	$358,316	$1,831,930	$358,316	$358,316
Athanasios T. Bolovinos
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$65,540	$65,540	$65,540	$65,540
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	$2,439	—	$2,439	$2,439	$2,439	$2,439
Welfare Benefit Lump Sum [6]	—	—	$3,507	$3,507	—	—
Severance [8]	—	—	$135,500	$135,500	—	—
Outplacement [7]	—	—	$3,500	$3,500	—	—
TOTAL	$2,439	—	$210,486	$210,486	$67,979	$67,979
Paula M. SeGuin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$31,984	$31,984	$31,984	$31,984
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$5,181	$5,181	—	—
Severance [8]	—	—	$145,184	$145,184	—	—
Outplacement [7]	—	—	$2,000	$2,000	—	—
TOTAL	—	—	$184,349	$184,349	$31,984	$31,984

1
As of December 31, 2019, none of the NEOs met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, column (b) “Payout if Terminated Voluntarily (Retirement)” does not apply to them.

2
The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.

3
These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2019 based on the closing price of Assurant's common stock of $131.08 on December 31, 2019. These amounts also reflect accelerated vesting in the event of a change of control of the Parent and pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.
For all NEOs, values in column (d) assumes a hypothetical corporate change in control of the Parent.

4	Assurant Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

5	This amount includes the Company’s contribution to the Assurant Executive 401(k) Plan made in 2019.

6
For Ms. Schultz, this amount represents a one-time lump sum payment by Assurant that equals the value of Assurant paid premiums for the medical, dental, life insurance and disability plans as of December 31, 2019 for 18 months based on the individual’s benefit election (in accordance with IRC Section 409A).

For Mr. Bolovinos and Ms. SeGuin, this amount represents a one-time lump sum payment by Assurant that equals the value of Assurant paid premiums for the medical and dental plans as of December 31, 2019 based on the years of severance service, severance level, and the individual’s benefit election (in accordance with IRC Section 409A).

7	This amount represents the Parent’s best estimate of the costs of outplacement services for an NEO.

8	The Parent is a party to a COC Agreement with Ms. Schultz.
Although no agreements exist with respect to the exact severance Mr. Bolovinos and Ms. SeGuin would receive upon voluntary termination (retirement) or involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination.

9
As an executive officer of the Parent, Ms. Schultz may receive a discretionary severance amounts (including a welfare benefit lump sum and the cost of outplacement services) at the discretion of the Assurant Compensation Committee depending on the facts and circumstances of a potential involuntary termination.

Narrative to the Potential Payments Upon Termination or Change of Control Table
The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of Ms. Schultz's change of control agreement ("COC Agreement") and the methodology and material assumptions made in calculating the Assurant Executive Pension Plan benefits payable in the event of disability or death. The material terms of the Executive Pension Plan are described in the section entitled "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Assurant Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.
Treatment of Annual Incentive Awards
Under the ESTIP, if a participant’s employment is terminated during a performance period due to disability or death, the Parent may grant the participant an award in any amount the Parent deems appropriate. If a participant’s employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant’s allocated portion of 5% of the Parent’s net income as defined under the ESTIP), based on the amount of the Parent’s net income for the full performance period. If a participant’s employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Parent no later than the date of the change of control. Ms. Schultz, as an executive officer of the Parent, is an ESTIP participant.
Under the STIP, if a participant's employment is terminated during a performance period due to retirement, death or a reduction in force or job elimination, the Parent may grant the participant a pro-rated award, depending on the timing of the termination event. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Assurant Compensation Committee no later than the date of the change of control. Mr. Bolovinos and Ms. SeGuin are STIP participants.
Accelerated and Pro-rated Vesting of Equity Awards
Upon a termination due to death or disability, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination.
In the event of a change of control of the Parent, all RSU awards under the Assurant, Inc. Long Term Equity Incentive Plan, which was the predecessor plan to the ALTEIP, would immediately vest, while the PSUs granted prior to May 2017 would vest and payout at the target level if the change of control occurs prior to the first anniversary of grant. If the change of control occurs after the first anniversary of grant, the PSUs would payout at the greater of the target level or the actual level of performance achieved.

In May 2017, the Parent’s stockholders approved the ALTEIP. All equity grants to NEOs from May 2017 onward are and continue to be made under to the ALTEIP. In the event of a change of control followed by an involuntary termination of employment within two years after such change of control, the ALTEIP provides that all RSUs shall vest immediately and PSUs will vest based on the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level pro-rated based upon the length of time within the performance period that has elapsed prior to the change in control or (ii) the actual level of achievement of all relevant performance goals (measured as of the latest date immediately preceding the change in control for which performance can, as a practical matter, be determined).
The Assurant Executive 401(k) Plan
The benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.
Change of Control Agreements
Ms. Schultz was party to a COC Agreement in 2019. Mr. Bolovinos and Ms. SeGuin were not party to COC Agreements in 2019.
The Parent is a party to a COC Agreement with members of its Management Committee, which includes Ms. Schultz. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive’s employment is terminated by the Parent other than for cause or disability, or by the executive for good reason (each as defined in the COC Agreements), the executive would be entitled to receive, subject to the execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to 0.5 times the target annual ESTIP award for the year in which the date of termination occurs, an amount of cash severance equal to two times the sum of the executive’s annual base salary plus target ESTIP award, continued welfare benefits for the 18-month period following the date of termination and outplacement benefits.
The COC Agreement does not provide for an excise tax gross-up. Rather, in the event of a change of control, eligible NEOs are entitled to receive either (i) the full benefits payable in connection with a change of control (whether under the COC Agreement or otherwise) or (ii) a reduced amount that falls below the applicable safe harbor provided under Section 280G of the Code, whichever amount generates the greater after-tax value for the executive.
Termination in Anticipation of a Change of Control. If an executive’s employment with the Parent is terminated by the Parent without cause prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment was initiated by the Parent after the public announcement of a proposed transaction that ultimately results in a change of control, then the executive will be entitled to the severance and other benefits under his or her COC Agreement, as described above.
Funding of Severance Payment Obligations. Within five business days of the executive’s date of termination after a change of control, the Parent must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive may become entitled under the COC Agreements.
Definition of “Change of Control”. For purposes of the agreements, a change of control is defined as:
• a change in a majority of the Parent Company’s Board (the “Incumbent Board”) excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;
• an acquisition by an individual, entity or a group of 30% or more of Assurant’s common stock or voting securities (excluding an acquisition directly from the Parent, by the Parent, by an employee benefit plan of the Parent or pursuant to a transaction described immediately below);
• consummation of a merger, consolidation, reorganization or similar transaction, or sale of all or substantially all of the Parent’s assets other than a business combination in which all or substantially all of the stockholders of the Parent receive 50% or more of the stock of the company resulting from the business combination;
• a transaction or series of transactions approved by the Parent’s stockholders that results in the sale or disposition of all or substantially all of the Parent’s assets; or
• stockholder approval of a complete liquidation or dissolution of the Parent.
Restrictive Covenants. Under the COC Agreements, commencing on the change of control date and continuing for one year after termination of employment, executives may not: (i) engage in activity competitive with the Parent (including as an employee or officer of a competitor), (ii) solicit employees of the Parent to leave the employ of the Parent, or (iii) solicit customers of the Parent to cease doing business with the Parent. In addition, executives may not disparage the Parent for two years following termination of employment.
CEO Pay Ratio
For 2019 and future years, the Securities and Exchange Commission ("SEC") requires a public company to disclose the ratio of the compensation of its Chief Executive Officer (“CEO”) to the compensation of its median employee. Our CEO is Ms. Schultz.

SEC rules allow us to select a methodology for identifying the median employee that is appropriate based on our size, organizational structure and compensation programs. All NEOs are employees of the Parent. The NEOs have been considered to be employees of the Company for purposes of calculating the CEO pay ratio. There are no other employees of the Company.
We identified the median employee by calculating the annual total compensation using the methodology used in the 2019 Summary Compensation Table, for all employees other than our CEO, who were employed as of December 31, 2019.
For 2019, we estimate that our CEO to median employee pay ratio is: 3.83, the annual total compensation for the median employee was $204,055, and the annual total compensation for our CEO was $782,516.
COMPENSATION OF DIRECTORS
The directors of the Company are identified above. Each director of the Company is an employee and received no additional compensation for service as a director during 2019.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions. Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable.
No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.
(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS
Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.
SECURITY OWNERSHIP OF MANAGEMENT
The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc., the parent company of the Company, as of December 31, 2019, by the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s other one most highly compensated executive officer, each director, and all executive officers and directors as a group. As of December 31, 2019, Assurant, Inc. had 59,945,893 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially [1]	Percentage of Class
Tammy L. Schultz	7,194	*
Athanasios Bolovinos	0	*
Paula M. SeGuin	4,067	*
Eric Kurzrok	1,497	*
Fernand LeBlanc	1,041	*
Lisa Young	951	*
		*
All directors and executive officers as a group (6 persons)	14,750	*
* Less than one percent of class.
1 ( a) Includes restricted stock units (“RSUs”) that that will vest and/or become payable on or within 60 days of December 31, 2019 in exchange for the following amounts of Common Stock as of December 31, 2019: For Ms. Young, 951 shares, all of which would be issuable upon retirement. RSUs that will vest on or within 60 days of December 31, 2019 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 951 shares.
(N) TRANSACTIONS WITH RELATED PERSONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The tax payment was $9.4 million for the year ended December 31, 2019. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the year ended December 31, 2019 was $1.8 million.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
Review, Approval or Ratification of Transactions with Related Persons
The Parent has adopted the Assurant, Inc. Related Person Transactions Policy and Procedure in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (generally, directors, executive officers and nominees for director of the Parent or their immediate family members and stockholders owning five percent or greater of the Parent's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which the Parent is or was to be a participant and in which a related person has a direct or indirect material interest).
Policy:

•
Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Assurant Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Parent and its stockholders. In determining whether to approve or ratify a transaction, the Assurant Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Parent; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third party under similar circumstances.

•
If a related person transaction will be ongoing, the Assurant Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Assurant Nominating Committee, at least annually, will review and assess the relationship with the related person to determine whether it remains appropriate.

Procedures:

•	Related persons must notify the Parent's law department in advance of any potential related person transaction.

•
If the law department determines that the proposed transaction involves an amount in excess of $120,000 and a related person has a material direct or indirect interest, the proposed transaction will be submitted to the Assurant Nominating Committee for consideration at its next meeting. If it is not practicable to wait until then, the Assurant Nominating Committee will call a special meeting to consider the proposed transaction.

•
After considering the pertinent facts, the Assurant Nominating Committee will review and either approve or disapprove the transaction. If advance approval is not feasible, then the transaction will be considered and, if appropriate, ratified at Assurant Nominating Committee's next meeting.

•	No director will participate in any discussion or approval of a transaction in which he or she is a related person.
Director Independence
We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a result, currently, we are not required to have a board of directors comprised of a majority of "independent directors." The Company is an insurance company domiciled in Kansas and the Kansas insurance regulations do not require any independent directors to serve on the Board. We currently do not have any independent directors serving on our Board.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Appendix I—Sample Market Value Adjustment Calculations
We will determine the MVA by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .005)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .07 + .005)]60/12 — 1]
	=	$234.73
Amount transferred or withdrawn (adjusted for MVA): $10,234.73
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Amount withdrawn or transferred		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .09 + .005)]60/12 — 1]
	=	$666.42
Amount transferred or withdrawn (adjusted for MVA): $9,333.58
Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .0775 + .005)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for MVA): $9,885.06

APP I -1

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred:		$10,000
Existing Guarantee Period:		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
MVA	=	$10,000 x [[(1 + .08)/(1 + .08 + .005)]60/12 — 1]
	=	–$228.50
Amount transferred or withdrawn (adjusted for MVA): $9,771.70
*  Assumed for illustrative purposes only.

APP I -2

Appendix II — Investments by Union Security
Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.
We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:
•  federal, state and municipal obligations,
•  preferred and common stocks,
•  corporate bonds,
•  real estate mortgages and mortgage backed securities,
•  real estate, and
•  certain other investments, including various derivative investments.
See the Financial Statements for information on our investments.
When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".
Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:
(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;
(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;
(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;
(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.
Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.
The Contracts are reinsured by Talcott Resolution Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security and these assets are managed by Hartford Investment Management Company ("HIMCO"). HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

APP II -1

The SAI is designed to provide additional information and is intended for those who have read this prospectus and are interested in a more detailed explanation of financial statements for us and the Separate Account. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    completing the form below and mailing to the address shown; or
2)    calling us at 800-862-6668.
To obtain a copy of the SAI by mail or email, complete the form below and mail to:
Union Security Insurance Company
c/o Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Please send a copy of the SAI via email or physical address to:

Name:______________________________________________________________________________________

Email:______________________________________________________________________________________

Address:____________________________________________________________________________________

City/State/Zip Code:___________________________________________________________________________

Phone Number: ______________________________________________________________________________

Contract Number:_____________________________________________________________________________

MASTERS+ VARIABLE ANNUITY
VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108
ADMINISTERED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

This prospectus describes the Masters+ Variable Annuity. Masters+ Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:
✓  Flexible, because you may add Premium Payments at any time.
✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.
✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
This Contract and its features are not available for new sales. At the time you purchased your Contract, you allocated your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: AIM Variable Insurance Funds, BlackRock, and Hartford HLS Funds.
You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment ("MVA"). Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.
You should keep this prospectus for your records. You can also call us to get a Statement of Additional Information ("SAI"), free of charge. The SAI contains more information about this Contract, and, like this prospectus, the SAI is filed with the Securities and Exchange Commission ("SEC"). Although we file the prospectus and the SAI with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the SAI can also be obtained from the SEC's website (http://www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.
Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial

2

Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Talcott Resolution Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 am. to 6:00 p.m., Eastern Time. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2020
Date of Statement of Additional Information: May 1, 2020

3

4

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or Guarantee Periods.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge ("CDSC"): The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.

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General Account: This account holds our company assets and any assets not allocated to a Separate Account.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution: A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any MVA.
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

During Accumulation Period
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	7%
First Year and Second Year (2)	7%
Third Year and Fourth Year	6%
Fifth Year	5%
Sixth Year	3%
Seventh Year	1%
Eighth Year	0%
(1)  Each Premium Payment has its own CDSC schedule. The CDSC is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.
(2)  Length of time from Premium Payment.

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This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%
This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.15%	0.80%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$870
3 years	$1,272
5 years	$1,665
10 years	$2,503
(2)  If you annuitize at the end of the applicable time period:

1 year	$220
3 years	$680
5 years	$1,165
10 years	$2,503
(3)  If you do not Surrender your Contract:

1 year	$220
3 years	$680
5 years	$1,165
10 years	$2,503
Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

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Highlights
What type of sales charge will I pay?
We may charge you a CDSC when you partially or fully Surrender your Contract. The CDSC will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the CDSC is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1 and 2	7%
3 and 4	6%
5	5%
6	3%
7	1%
8 or more	0%
You won't be charged a CDSC on:
✓  The Annual Withdrawal Amount
✓  Premium Payments or earnings that have been in your Contract for more than seven years
✓  Distributions made due to death
✓  Distributions under a program for substantially equal periodic payments
✓  Most payments we make to you as Annuity Payouts
What charges will I pay on an annual basis?
You pay the following charges each year:

•	Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

•	Administrative Charge — This charge is for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.

•	Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

s	You may have to pay income tax on the money you take out and, if you Surrender before you are age 591/2, you may have to pay an income tax penalty.
s	You may have to pay a CDSC and an MVA on the amount you Surrender.
Is there a Market Value Adjustment?
Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to an MVA. The MVA may increase or reduce the General Account value of your Contract. An MVA will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The MVA is computed using a formula that is described in this prospectus under "Market Value Adjustment."
What Investment Choices are available?
You may allocate your Premium Payment or Contract Values among the following investment choices:
•  The variable Sub-Accounts that invest in underlying Funds; and/or
•  One or more Guarantee Periods, which may be subject to an MVA.
Guarantee Periods are not available for Contracts issued in Pennsylvania.
Will Union Security pay a Death Benefit?
There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.

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If death occurs before the Annuity Commencement Date and the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•  The Contract Value of your Contract; or
•  The highest Anniversary Value of each Contract Anniversary prior to the date of death; or
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at 5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")
See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.
You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option.
Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:
•  fixed dollar amount Automatic Annuity Payouts,
•  variable dollar amount Automatic Annuity Payouts, or
•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
General Contract Information
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Talcott Resolution Life and Annuity Insurance Company ("Talcott Resolution") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution's offices are located in Windsor, Connecticut. Talcott Resolution is ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
The Separate Account
The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Talcott Resolution. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•	Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•	Is not subject to the liabilities arising out of any other business Union Security or Talcott Resolution may conduct.

•
Is not affected by the rate of return of Union Security's General Account or Talcott Resolution's General Account or by the investment performance of any of Union Security's or Talcott Resolution's other Separate Accounts.

•
May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•	Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

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The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund - Class I	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Growth HLS Fund - Class IA (formerly Hartford Small/Mid Cap Equity HLS Fund)	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

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Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.
The Funds may not be available in all states.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.
Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable

11

to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2019, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Hartford HLS Funds, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, Voya Investment Management, and Wells Fargo Variable Trust.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2019, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2019, revenue sharing and Rule 12b-1 fees did not exceed $1.4 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any CDSC, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and

12

then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
Guarantee Periods
Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.
We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.
The maximum amount you can invest in a Guarantee Period is $500,000.
We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:
•  the duration of a Guarantee Period,
•  regulatory and tax requirements,
•  sales and administrative expenses we bear,
•  risks we assume,
•  our profitability objectives, and
•  general economic trends.
Guarantee Periods are not available for Contracts issued in Pennsylvania.
Market Value Adjustment
Except as described below, we will apply an MVA to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply an MVA to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.
The purpose of the MVA is to generally transfer the risk to you of prematurely liquidating your investment. The MVA reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the MVA factor, then the application of the MVA will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the MVA factor, then the application of the MVA will increase the amount you receive or transfer. You will find a

13

sample MVA calculation in Appendix I.
We do not apply an MVA to withdrawals and transfers of the general account value in the following circumstances:
1.  Death benefits paid pursuant to a Contract;
2.  Surrenders or transfers from the one-year Guarantee Period;
3.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and
4.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.
The Contract
Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete

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information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
We will send you a statement at least annually which tells you how many Accumulation Units you have, their value and your total Contract Value.
A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 3% effective annual minimum) and (2) the MVA imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:
•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less
•  The amount of any transfers or Surrenders out of the Guarantee Period.
Can I transfer from one investment choice to another?
Subject to the restrictions below, you may transfer Contract Value:
•  From a Sub-Account to another Sub-Account;
•  From a Sub-Account to a Guarantee Period;
•  From a Guarantee Period to a Sub-Account;
•  From a Guarantee Period to another Guarantee Period.
Transfers from a Guarantee Period may be subject to an MVA.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received

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is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
If we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers

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in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
"Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all

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participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Transfers between the Sub-Accounts and Guarantee Periods — You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period, other than the one-year Guarantee Period, are subject to an MVA if the transfer is:
•  more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or
•  are not part of a formal Union Security program for the transfer of general account value.
The amount of any positive or negative MVA will be added or deducted from the transferred amount.
You may not make a transfer into the one-year Guarantee Period within six months of a transfer out of the one-year Guarantee Period.
General Account Transfer Restrictions — We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.
We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

•	The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

•	The MVA will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

•	Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
The CDSC covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to investment professionals and the cost of preparing sales literature and other promotional activities.
We assess a CDSC when you request a full or partial Surrender. The percentage of the CDSC is based on how long your Premium Payments have been in the Contract. The CDSC will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own CDSC schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the CDSC will be when you Surrender.
The CDSC is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1 and 2	7%
3 and 4	6%
5	5%
6	3%
7	1%
8 or more	0%
The following Surrenders are NOT subject to a CDSC:
•  Annual Withdrawal Amount — During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
•  Surrenders made from Premium Payments invested for more than seven years — After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.

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Under the following situations, the CDSC is WAIVED:
•  Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any CDSC applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your investment professional or us to determine if it is available for you.
•  For Required Minimum Distributions — This allows Annuitants who are age 701/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC. All requests for Required Minimum Distributions must be in writing.
•  On or after the Annuitant's 110th birthday.
•  Contract Owners or Annuitants if the Contract Owner is a non-natural person, who become completely disabled, as defined in your Contract, after the Contract was issued. We will waive any CDSC deducted prior to the disability if you become disabled prior to age 64 and are continuously disabled for 12 months or more. This waiver is not available in all states and terminates upon the Contract Owner or Annuitant's 65th birthday.
The following situations are NOT subject to a CDSC:
•  Upon death of the Annuitant or Contract Owner — No CDCS will be deducted if the Annuitant or Contract Owner dies.
•  Upon Annuitization — The CDSC is not deducted when you annuitize the Contract. We will charge a CDSC if the Contract is fully Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.
•  For substantially equal periodic payments — We will waive the CDSC if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
•  Upon cancellation during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:
•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.
•  Expense Risk — We also bear an expense risk that the CDSCs collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge
For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law,

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we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If death occurs before the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•  The Contract Value of your Contract; or
•  The highest Anniversary Value of each Contract Anniversary prior to the date of death; or
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at 5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")
If death occurs on or after the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•  The Contract Value of your Contract; or
•  The highest Anniversary Value of each Contract Anniversary prior to the Contract Owner's 75th birthday; or
•  The Roll-up Amount as of the Contract Owner's 75th birthday, plus any Premium Payments made since that birthday minus any adjustments for partial Surrenders since that birthday.
Adjustments are made for partial Surrenders for calculating the Anniversary Value by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately before the partial Surrender and
•  Multiplying that amount by the Contract Value on the Contract Anniversary, plus Premium Payments made since that Anniversary and before the partial Surrender, minus adjustments for withdrawals made since that Anniversary and before the partial Surrender.
Adjustments are made for partial Surrenders for calculating the Death Benefit using the Rollup Amount by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately before the partial Surrender and
•  Multiplying that amount by the Roll-up Amount before the partial Surrender plus, any Premium Payments made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender, minus adjustments for any partial Surrenders made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Talcott Resolution Pathways Program" (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state

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government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
Required Distributions — If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information. If your Contract is qualified, please see "Information Regarding Tax-Qualified Plans" for additional information.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable CDSC and Premium Taxes and adjusted for any positive or negative MVA. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

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Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.

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Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•  What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your investment professional to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.
Joint and Full Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies.
We may offer other Annuity Payout Options available.
•  You cannot Surrender your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or

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•  annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,
•  the Assumed Investment Return
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund

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merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.
Asset Rebalancing — In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.
•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•  any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund;
•  any Fund is liquidated - then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.
•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•  These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Are Sold — Talcott Resolution Distribution Company, Inc. ("TDC") serves as principal underwriter for the contracts. TDC is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is 1 Griffin Road North, Windsor, CT 06095.

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Contracts will be sold by individuals who have been appointed by us as insurance agents and who are investment professionals of broker-dealers that have entered into selling agreements with TDC. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your investment professional may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your investment professional is associated with. Your investment professional's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Investment professionals may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your investment professional may also vary depending on the particular arrangements between your investment professional and their Financial Intermediary. We are not involved in determining your investment professional's compensation. You are encouraged to ask your investment professional about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
Experts
The financial statements of Union Security Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Legal Proceedings
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect individually or in the aggregate, on the Company's financial condition.
More Information
You may call your investment professional if you have any questions or call us at 1-800-862-6668 or write us at the address below:
Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

1-800-862-6662 (Contract Owners)
1-800-862-7155 (Investment Professionals)
Financial Statements
You can find financial statements of the Separate Account and Union Security in the SAI. To receive a copy of the SAI free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
As of May 1, 2009, Union Security has relied on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.
Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact

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the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only.  Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing

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authorities on your income tax returns is accurate based on your books and records. you should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income

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from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.

a.	Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar

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year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

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ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.

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4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax

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forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by us, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
IMPORTANT INFORMATION REGARDING 2020 REQUIRED MINIMUM DISTRIBUTIONS:  On March 27, 2020 The Coronavirus Aid Relief and Economic Security (CARES) Act (the “Act”) became law.  The Act suspends, for 2020, Required Minimum Distribution (“RMD”) rules for most tax qualified retirement plans.  A more detailed discussion of the general RMD rules can be found below, but those rules are generally suspended for 2020.  The act also suspends RMDs for beneficiaries in 2020.
If you are enrolled in the automatic RMD program, we will continue to calculate your RMD for 2020 and will make that payment to you, unless you instruct us to do otherwise.
We recommend that you discuss the Act and your options with your investment advisor or tax professional.
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

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The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take required minimum distributions (“RMDs”), as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances

34

employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a Traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a

35

Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation

36

or (2) the applicable dollar amount ($19,500 for 2020). The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	for the birth or adoption of a child under Code Section 72(t)(2)(H);

(ix)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

37

(x)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(xi)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xii)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xiii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

(i)	the calendar year in which the individual attains:
(a) Age 70-1/2 for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or

(ii)
Except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply if an individual died prior to 2020 or in 2020 and subsequent years.

(i)	Individuals who died prior to 2020

(a)
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.

(b)
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

(ii)	Individuals who die in 2020 and subsequent years

(a)
For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.

(b)	For all other beneficiaries the individual’s entire interest generally must be distributed within 10 years after the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract

38

may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a

39

rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

40

Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.918	$9.469	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.556	$8.918	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,275	3,575	—	—	—	—	—	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.614	$7.075	$6.204	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171	$3.770
Accumulation Unit Value at end of period	$8.013	$6.614	$7.075	$6.204	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171
Number of Accumulation Units outstanding at end of period (in thousands)	6,198	7,105	7,948	8,913	10,240	11,550	13,185	14,613	16,820	19,741
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.778	$4.115	$3.415	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221	$1.932
Accumulation Unit Value at end of period	$4.893	$3.778	$4.115	$3.415	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221
Number of Accumulation Units outstanding at end of period (in thousands)	2,392	2,714	2,960	3,223	3,860	4,201	4,930	5,418	6,899	8,288
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$54.413	$56.274	$46.785	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916	$21.255
Accumulation Unit Value at end of period	$72.001	$54.413	$56.274	$46.785	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916
Number of Accumulation Units outstanding at end of period (in thousands)	458	526	601	678	768	848	956	1,086	1,239	1,416
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.102	$3.321	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584	$1.418
Accumulation Unit Value at end of period	$3.936	$3.102	$3.321	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584
Number of Accumulation Units outstanding at end of period (in thousands)	2,878	3,058	3,345	3,772	4,063	4,367	4,711	4,693	5,359	5,774
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$49.430	$52.084	$39.775	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316	$22.459
Accumulation Unit Value at end of period	$64.673	$49.430	$52.084	$39.775	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316
Number of Accumulation Units outstanding at end of period (in thousands)	600	682	759	866	986	1,092	1,222	1,377	1,582	1,792
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.379	$16.515	$12.832	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987	$6.023
Accumulation Unit Value at end of period	$21.118	$16.379	$16.515	$12.832	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987
Number of Accumulation Units outstanding at end of period (in thousands)	8,891	10,256	11,463	12,760	14,427	16,012	18,033	20,429	23,551	27,030
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.083	$27.380	$25.791	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578	$17.085
Accumulation Unit Value at end of period	$29.608	$26.083	$27.380	$25.791	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578
Number of Accumulation Units outstanding at end of period (in thousands)	236	262	289	321	354	418	495	584	634	725

41

	As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.647	$3.302	$2.672	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325	$2.058
Accumulation Unit Value at end of period	$3.301	$2.647	$3.302	$2.672	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325
Number of Accumulation Units outstanding at end of period (in thousands)	5,522	6,418	6,944	7,944	8,924	9,712	10,850	12,250	14,369	16,645
Hartford MidCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.792	$30.192	$26.744	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766	$12.700
Accumulation Unit Value at end of period	$36.950	$26.792	$30.192	$26.744	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766
Number of Accumulation Units outstanding at end of period (in thousands)	252	280	314	372	406	433	495	564	677	750
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.863	$23.567	$21.052	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297	$10.271
Accumulation Unit Value at end of period	$25.711	$19.863	$23.567	$21.052	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297
Number of Accumulation Units outstanding at end of period (in thousands)	583	668	757	842	932	985	1,106	1,247	1,460	1,684
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$61.575	$70.682	$59.665	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711	$23.537
Accumulation Unit Value at end of period	$82.506	$61.575	$70.682	$59.665	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711
Number of Accumulation Units outstanding at end of period (in thousands)	493	551	624	707	808	895	1,011	1,125	1,296	1,464
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.926	$2.970	$2.512	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482	$1.309
Accumulation Unit Value at end of period	$3.788	$2.926	$2.970	$2.512	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482
Number of Accumulation Units outstanding at end of period (in thousands)	879	922	1,034	1,181	1,112	1,232	1,443	1,655	1,965	2,402
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.680	$3.761	$3.625	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149	$2.969
Accumulation Unit Value at end of period	$4.018	$3.680	$3.761	$3.625	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149
Number of Accumulation Units outstanding at end of period (in thousands)	4,197	4,531	5,170	5,662	6,256	6,997	8,110	9,615	10,537	11,180
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$26.188	$26.199	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059	$24.471
Accumulation Unit Value at end of period	$27.048	$26.056	$26.188	$26.199	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059
Number of Accumulation Units outstanding at end of period (in thousands)	354	392	450	484	559	618	729	853	986	1,165
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.677	$1.674	$1.680	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800	$1.824
Accumulation Unit Value at end of period	$1.701	$1.677	$1.674	$1.680	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800
Number of Accumulation Units outstanding at end of period (in thousands)	2,907	3,071	3,317	3,537	3,904	4,299	5,118	6,322	7,857	8,846

42

	As of December 31,
Sub-Account	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.282	$2.575	$2.261	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320	$1.167
Accumulation Unit Value at end of period	$2.875	$2.282	$2.575	$2.261	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320
Number of Accumulation Units outstanding at end of period (in thousands)	5,901	6,812	7,842	9,125	10,076	11,043	12,763	14,589	16,590	19,160
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$9.984	$—	$—	$—
Accumulation Unit Value at end of period	$9.534	$9.483	$9.465	$9.540	$9.661	$9.791	$9.923	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	189	357	342	369	249	178	39	—	—	—

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Further Information About Union Security Insurance Company
ITEM 3. RISK FACTORS
Certain factors may have a material adverse effect on our business, financial condition, results of operations and cash flows. You should carefully consider them, along with the other information presented in this report. It is not possible to predict or identify all such factors. Additional risks and uncertainties that are not yet identified or that we currently believe to be immaterial may also materially harm our business, financial condition, results of operations and cash flows.
Unless otherwise stated, amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.
For additional detail on risks that relate to our business, please see the Risk Factors in the 2019 Annual Report on Form 10-K of Assurant, Inc. (the “Parent”) filed with the U.S. Securities and Exchange Commission (the “SEC”).
Reinsurance may not be adequate or available to protect us against losses, and we are subject to the credit risk of reinsurers.
As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks we underwrite. Although reinsurers are liable to us for claims contractually ceded under our reinsurance arrangements, we remain liable to the insured as the direct insurer on all risks reinsured. Ceded reinsurance arrangements therefore do not eliminate our obligation to pay claims. We are subject to credit risk with respect to our ability to recover amounts due from reinsurers. The inability to collect amounts due from reinsurers could materially adversely affect our results of operations and financial condition.
Through reinsurance, the Parent has sold or exited businesses that could again become our direct financial and administrative responsibility if the reinsurers become insolvent.
In the past, the Parent has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. The Parent has also exited certain businesses through reinsurance. For example, the Parent sold its Long-Term Care division, the insurance operations of its Fortis Financial Group division, including individual life operations and annuity business, and its Assurant Employee Benefits segment through coinsurance/reinsurance transactions. Our reinsurance recoverable relating to these three dispositions was $3.20 billion (compared to our total reinsurance recoverables of $3.26 billion) as of December 31, 2019. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life Assurance Company of Canada (“Sun Life”), John Hancock Life Insurance Company ("John Hancock") and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”). The A.M. Best Company (“A.M. Best”) ratings of Sun Life, John Hancock and Talcott Resolution are currently A+, A+ and B++, respectively. Most of the assets backing reserves coinsured/reinsured under these and other sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, the assets in the trusts or separate accounts could prove insufficient to support the liabilities that would revert to us.
We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition. In addition, other third parties to whom the Parent has sold businesses in the past may in turn sell these businesses to other third parties, through reinsurance or otherwise, and we could face credit risks and risks related to the new administrative systems and capabilities of these third parties in administering these businesses.
General economic, financial market and political conditions and conditions in the markets in which we operate may materially adversely affect our results of operations and financial condition.
General economic, financial market and political conditions and conditions in the markets in which we operate could have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global markets, declines in consumer confidence and consumer spending, increases in prices or in the rate of inflation, periods of high unemployment, persistently low or rapidly increasing interest rates, disruptive geopolitical events and other events outside of our control, such as a major epidemic or a pandemic (such as COVID-19), could contribute to increased volatility and diminished expectations for the economy and the financial markets.
These conditions could adversely affect our business. Specifically, during periods of economic downturn:

•
individuals and businesses may (i) choose not to purchase our insurance products and other products and services, (ii) terminate existing policies or contracts or permit them to lapse and (iii) choose to reduce the amount of coverage they purchase;

•	conditions in the markets in which we operate may deteriorate;

•	clients are more likely to underperform expectations, experience financial distress, declare bankruptcy or liquidate, which

44

could have an adverse impact on the remittance of premiums from such clients and the collection of receivables from such clients for items such as unearned premiums and could otherwise expose us to credit risk;

•	there is a higher loss ratio on credit card and installment loan insurance due to rising unemployment and disability levels;

•	there is an increased risk of fraudulent insurance claims; and

•	substantial decreases in loan availability and origination could reduce the demand for credit insurance that we write.

Inflationary pressures may affect the costs associated with our preneed insurance policies, particularly those that are guaranteed to grow with the Consumer Price Index. Conversely, deflationary pressures may affect the pricing of our products and services.
In addition, with respect to our preneed insurance policies, elderly individuals are generally more susceptible to certain epidemics and pandemics (such as COVID-19) than the overall population. An epidemic or pandemic resulting in a higher incidence of mortality could have a material adverse effect on our results of operations and financial condition.
Our actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur additional expense for settling unreserved liabilities, which could have a material adverse effect on our results of operations, profitability and capital.
We maintain reserves to cover our estimated ultimate exposure for claims and claim adjustment expenses with respect to reported claims and incurred but not reported (“IBNR”) claims as of the end of each accounting period. The determination of reserve estimates is inherently a matter of judgment and our ultimate liabilities could exceed reserves for a variety of reasons, including changes in macroeconomic factors (such as unemployment and interest rates), case development and other factors. From time to time, we also adjust our reserves, and may adjust our reserving methodology, as these factors, our claims experience and estimates of future trends in claims frequency and severity change. Reserve development, changes in our reserving methodology and paid losses exceeding corresponding reserves could have a material adverse effect on our results of operations, profitability and capital.
A decline in our financial strength ratings could adversely affect our results of operations and financial condition.
Ratings are important considerations in establishing the competitive position of insurance companies. A.M. Best, Moody's Investors Service, Inc. ("Moody's") and S&P Global Ratings, a division of S&P Global Inc. ("S&P") ratings represent their opinions regarding our ability to meet our financial obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's and S&P, and we cannot assure that we will be able to retain them. During the year ended December 31, 2019, A.M. Best downgraded our financial strength rating from A- (with a negative outlook) to B++ (with a stable outlook).
In addition, rating agencies may change their methodology or requirements for determining ratings, or they may become more conservative in assigning ratings. Rating agencies or regulators could also increase capital requirements for us. Any reduction in these ratings could materially adversely affect our standing in the insurance industry and the demand for our products from intermediaries and consumers, which could materially adversely affect our results of operations. In addition, any reduction in our financial strength ratings could materially adversely affect our and the Parent's cost of borrowing.
Our revenues and profits may decline if we are unable to maintain relationships with significant clients, distributors and other parties, or renew contracts with them on favorable terms, or if those parties face financial, reputational or regulatory issues.
The success of our business depends largely on our relationships and contractual arrangements with significant clients, distributors and other parties, including vendors. If our key clients, distributors, vendors or other parties terminate important business arrangements with us, or renew contracts on terms less favorable to us, our cash flows, results of operations and financial condition could be materially adversely affected.
We also receive a substantial portion of our revenue from a few clients. A reduction in business with or the loss of one or more of our significant clients could have a material adverse effect on our results of operations and cash flows. Our reliance on a few significant clients may weaken our bargaining power and we may be unable to renew contracts with them on favorable terms or at all.
We are also subject to the risk that clients, distributors and other parties may face financial difficulties, reputational issues, problems with respect to their own products and services or regulatory restrictions or compliance issues that may lead to a decrease in or cessation of sales of our products and services and have other adverse impacts on our results of operations or financial condition.
Our investment portfolio is subject to market risk, including changes in interest rates, that may adversely affect our results of operations and financial condition.
Investment returns are an important part of our profitability. Our investments are subject to market-wide risks and fluctuations, including in the fixed maturity and equity securities markets, which could impair our profitability, financial condition and cash

45

flows. Further, in pricing our products and services, we incorporate assumptions regarding returns on our investments. Market conditions may not allow us to invest in assets with sufficiently high returns to meet our pricing assumptions and profit targets over the long term.
We are subject to interest rate risk in our investment portfolio. Changes in interest rates may materially adversely affect the performance of some of our investments, including by materially reducing the fair value of and net investment income from fixed maturity securities and increasing unrealized losses in our investment portfolio. Fixed maturity securities represented approximately 86% of the fair value of our total investments as of December 31, 2019. The fair market value of fixed maturity securities generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income from fixed maturity securities generally increases or decreases directly with interest rates. In addition, actual net investment income and cash flows from investments that carry prepayment risk, such as mortgage-backed and other asset-backed securities, may differ from those anticipated at the time of investment as a result of interest rate fluctuations. Recent periods have been characterized by low interest rates. A prolonged period during which interest rates remain at historically low levels may result in lower-than-expected net investment income and larger required reserves. Though we employ asset/liability management strategies to manage the adverse effects of interest rate changes, significant fluctuations in the level of interest rates may require us to liquidate investments prior to maturity at a significant loss to pay claims, which could have a material adverse effect on our results of operations and financial condition.
In addition, extended periods of declining interest rates or rising inflation may cause compression in the spread between the death benefit growth rates on our preneed insurance policies and the investment income that we can earn, resulting in a negative spread, which may have a material adverse effect on our results of operations and our overall financial condition.
Our investment portfolio is subject to credit, liquidity and other risks that may adversely affect our results of operations and financial condition.
We are subject to credit risk in our investment portfolio, primarily from our investments in fixed maturity securities, including corporate bonds, municipal bonds, asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities. Defaults by third parties in the payment or performance of their obligations could reduce our investment income or result in realized investment losses. The value of our investments may be materially adversely affected by downgrades in the corporate bonds included in our portfolio, increases in treasury rates or credit spreads and by other factors that may result in realized and unrealized investment losses and other-than-temporary impairments. The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and there are inherent risks and uncertainties involved in making these judgments. Changes in facts, circumstances or critical assumptions could cause management to conclude that further impairments have occurred, which could lead to additional losses on investments. Each of these events may cause us to reduce the carrying value of our investment portfolio.
The value of any particular fixed maturity security is subject to impairment based on the creditworthiness of its issuer. As of December 31, 2019, fixed maturity securities represented approximately 86%, and below investment grade securities (rated “BB” or lower by nationally recognized statistical rating organizations) represented approximately 3%, of the fair value of our total investments. Below investment grade securities generally are expected to provide higher returns but present greater risk and can be less liquid than investment grade securities. A significant increase in defaults and impairments on our fixed maturity securities portfolio could materially adversely affect our results of operations and financial condition.
Equity securities represented approximately 7% of the fair value of our total investments as of December 31, 2019. However, we have had higher percentages of equity securities in the past and may make more equity investments in the future. Investments in equity securities generally are expected to provide higher total returns but present greater risk to preservation of capital than our fixed maturity securities. Beginning January 1, 2018, we were required to reflect all changes in the fair value of equity securities through our statement of operations, which may increase the volatility of our financial results.
Our investments in commercial mortgage loans on real estate (which represented approximately 5% of the fair value of our total investments as of December 31, 2019) are relatively illiquid. If we require extremely large amounts of cash on short notice, we may have difficulty selling these investments at attractive prices and in a timely manner.
Environmental liability exposure may result from our commercial mortgage loan portfolio and real estate investments.
Liability under environmental protection laws resulting from our commercial mortgage loan portfolio and real estate investments may weaken our financial strength and reduce our profitability.
U.S. tax reform could have an adverse impact on our results of operations and financial condition.
Tax laws and regulations, or their interpretation and application, are subject to significant change and may adversely affect our results of operations and financial condition. For example, on December 22, 2017, the U.S. Tax Cuts and Jobs Act (the "TCJA"), which significantly amended the Internal Revenue Code of 1986, was enacted. Compliance with the TCJA may require the collection of information not regularly produced within the Company or by the Parent, the use of estimates in our financial

46

statements, and the exercise of significant judgment in accounting for its provisions. The overall impact of the TCJA is uncertain due to the ambiguities in the application of certain provisions of the TCJA, the impact of future guidance, interpretations or rules issued by government agencies in applying the TCJA and potential court decisions interpreting the legislation. Future changes in U.S. tax laws, including changes in the application or interpretation of the TCJA, could have an adverse impact on our results of operations and financial condition.
The value of our deferred tax assets could become impaired, which could materially and adversely affect our results of operations and financial condition.
In accordance with applicable income tax guidance, we must determine whether our ability to realize the value of our deferred tax asset or to recognize certain tax liabilities related to uncertain tax positions is “more likely than not.” Under current income tax guidance, a deferred tax asset should be reduced by a valuation allowance, or a liability related to uncertain tax positions should be accrued, if, based on the weight of all available evidence, it is more likely than not that some portion of the deferred tax asset will not be realized. The realization of deferred tax assets depends upon the existence of sufficient taxable income of the same character during the carryback or carry-forward periods.
In determining the appropriate valuation allowance, management made certain judgments relating to recoverability of deferred tax assets, use of tax loss and tax credit carry-forwards, levels of expected future taxable income and available tax planning strategies. The assumptions in making these judgments are updated periodically on the basis of current business conditions affecting us and overall economic conditions. These management judgments are therefore subject to change due to factors that include, but are not limited to, changes in our ability to realize sufficient taxable income of the same character in the same jurisdiction or in our ability to execute other tax planning strategies. Furthermore, any future changes in tax laws could impact the value of our deferred tax assets. Management will continue to assess and determine the need for, and the amount of, the valuation allowance in subsequent periods. Any change in the valuation allowance could have a material adverse impact on our results of operations and financial condition.
The failure to effectively maintain and modernize our information technology systems and infrastructure could adversely affect our business.
The success of our business depends on our ability to maintain effective, secure and reliable information technology systems and infrastructure and to modernize them to support current and new clients and conduct business in an efficient and cost-effective manner. The Parent is undergoing a multi-year transformation of its and its subsidiaries' information technology systems and infrastructure, including enhancing existing systems and developing new systems and products, to support our strategy and keep pace with continuing changes in information processing technology and evolving industry and regulatory requirements. We are also updating certain operations and financial systems, procedures and controls. However, we currently rely on manual processes and procedures that subject us to increased risk of error and internal control failure compared to automated processes.
Our ability to modernize our information technology systems and infrastructure requires us to execute large-scale, complex programs and projects, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement these programs and projects effectively, efficiently or in a timely manner, which could result in poor customer experience, cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.
If we are unable to maintain information technology systems, procedures (including technology continuity planning and recovery testing) and controls that function effectively without interruption and securely (including through a failure to replace or update redundant or obsolete hardware, applications or software systems) or to update our systems, we may not be able to successfully offer our products, conduct our business and account for transactions in an appropriate and timely manner and our relationships with clients could be adversely affected. We have from time to time experienced failures that result in the unavailability of information technology systems upon which our clients rely. Such failures could result in loss of business and adversely affect our financial condition and results of operations.
We could incur significant liability if our information systems or those of third parties are breached or we or third parties otherwise fail to protect the security of data residing on our respective systems, which could adversely affect our business and results of operations.
We rely on the uninterrupted and secure operation of our information technology systems to operate our business and securely process, transmit and store electronic information. This electronic information includes confidential and other sensitive information, including personal data, that we receive from our customers, vendors and other third parties. In the normal course of business, we also share confidential and other sensitive information with our vendors and other third parties with whom we work. Our information technology systems and safety control systems and those of our vendors and other third parties are vulnerable to damage or interruption from a variety of external threats, including cyber-attacks, computer viruses, malware, ransomware and other types of data and systems related events. Our systems are also subject to compromise from internal threats such as improper action by employees and other third parties who may have otherwise legitimate access to our systems.

47

Our call centers subject us to additional risk from internal threats due to access to personal information. Moreover, we face the ongoing challenge of managing access controls in a complex environment. The latency of a compromise is often measured in months but could be years, and we may not be able to detect a compromise in a timely manner. We could experience significant financial and reputational harm if our information systems are breached, sensitive client or Company data are compromised, surreptitiously modified, rendered inaccessible for any period of time or maliciously made public, or if we fail to make adequate disclosures to the public or law enforcement agencies following any such event.
Cyber threats are rapidly evolving and becoming increasingly sophisticated. We are at risk of attack by a growing list of adversaries, including state-sponsored organizations, organized crime, hackers and “hacktivists” (activist hackers), through use of increasingly sophisticated methods of attack, including long-term, persistent attacks referred to as advanced persistent threats or attacks via yet unknown vulnerabilities referred to as zero-day threats. Because the techniques used to obtain unauthorized access or sabotage systems change frequently and generally are not identified until they are launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures, resulting in potential data loss or other damage to information technology systems. As the breadth and complexity of the technologies we use continue to grow, including as a result of the use of mobile devices, cloud services, social media and the increased reliance on devices connected to the Internet, the potential risk of security breaches and cyber-attacks also increases.
Our data protection measures may not be effective to protect our network and systems from such threats. Should an attacker gain access to our network using compromised credentials of an authorized user or otherwise, we are at risk that the attacker might successfully leverage that access to compromise additional systems and data. Certain measures that could increase the security of our systems take significant time and resources to deploy broadly and may not be effective against an attack. Additionally, our policies, procedures and technical safeguards may be insufficient to prevent or detect improper access to confidential, personal or proprietary information and other cybersecurity incidents, assess the severity or impact of any such incidents or appropriately respond in a timely manner. The inability to implement, maintain and upgrade effective protective measures and other safeguards or adequately respond to a breach could have a material adverse effect on our business.
To safeguard against the accidental introduction of security vulnerabilities, we continue to invest in the development of software in accordance with best practices. In addition, our information systems must be continually patched and upgraded to protect against vulnerabilities. As the volume of new software vulnerabilities continues to increase, as has the criticality of patches and other remedial measures. Accordingly, we are at risk that cyber attackers exploit these vulnerabilities before they have been addressed. Due to the large number and age of the systems and platforms that we operate and the increased frequency at which vendors issue security patches to their products, the need to test patches and, in some cases coordinate with clients and vendors, before they can be deployed, we are at risk that we cannot deploy in a timely and effective manner. We are also dependent on vendors and other third parties, such as cloud service providers, to keep their systems patched in order to protect our data. Any failure related to these activities could have a material adverse effect on our business. We have vendors and other third parties who receive data from us in connection with the services we offer our customers. In addition, we have migrated certain data, and may increasingly migrate data, to the cloud hosted by third party providers. We are at risk of a cyber-attack involving a vendor or other third party, which could result in a breakdown of such third party’s data protection measures or access to our infrastructure through the third party. To the extent that a vendor or third party suffers a cyber-attack that compromises their operations, our data and our customers’ data could be compromised or we may experience possible service interruption, which could have a material adverse effect on our business.
We have from time to time experienced cybersecurity incidents, such as malware incursions, employee misconduct and incidents resulting from human error, such as loss of portable and other data storage devices. Like many companies, we are subject to regular phishing email and social media engineering campaigns directed at our employees that can result in malware infections and financial and data losses. Although these incidents have resulted in data loss and other damages, to date, they have not had a material adverse effect on our business or operations. In the future, these types of incidents could result in confidential, personal or proprietary information being lost or stolen, surreptitiously modified, rendered inaccessible for any period of time, or maliciously made public, including client, employee or company data, which could have a material adverse effect on our business.
Improper access to or disclosure of sensitive client or Company information could harm our reputation and subject us to significant liability under our contracts, as well as under existing or future laws, rules and regulations. In the event of a cyber-attack, we might have to take our systems offline, which could interfere with services to our clients or damage our reputation. We also may be unable to detect an incident, assess its severity or impact, or appropriately respond and recover any financial and data loss in a timely manner. We may be required to expend significant additional resources to mitigate the damage and to protect against future damage. In addition, our Parent's liability insurance, which includes cyber insurance, may not be sufficient in type or amount to cover us against claims related to security breaches, cyber-attacks and other related data and system incidents.

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The costs of complying with, or our failure to comply with, laws related to privacy, data security and data protection could adversely affect our financial condition, operating results and reputation.
In providing services and solutions to our customers and operating our business, we process, store and transfer sensitive customer, end-consumer and Company data, including personal data, in and across multiple jurisdictions. As a result, we are, or may become, subject to a variety of laws and regulations regarding privacy, data protection and data security. These laws and regulations are continuously evolving and developing. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting. At the state level, the New York State Department of Financial Services (the “NYDFS”) has issued cybersecurity regulations that impose an array of detailed security measures on covered entities and California passed a comprehensive privacy act that increases California residents’ privacy rights. All of these evolving compliance and operational requirements impose significant costs that are likely to increase over time and may restrict the way services involving data are offered, all of which may adversely affect our results of operations. Complying with these and similar laws and regulations also requires us to make significant changes to our operations, which rely on the commitment of significant financial and managerial resources and effective planning and management processes. We may be unable to implement required operational changes effectively, efficiently or in a timely manner, which could result in cost overruns, additional expenses, reputational harm, legal and regulatory actions and other adverse consequences.
Unauthorized disclosure or transfer of personal or otherwise sensitive data, whether through systems failure, employee negligence, fraud, misappropriation or other means, by us, our vendors or other parties with whom we do business could subject us to significant litigation, monetary damages, regulatory enforcement actions, fines, criminal prosecution and other adverse consequences in one or more jurisdictions. Such events could also result in negative publicity and damage to our reputation and cause us to lose clients, which could have a material adverse effect on our results of operations.
Failure to develop and maintain distribution sources or attract and retain sales representatives.
An interruption in, or changes to, our relationships with various third party distributors or our inability to attract and retain sales representatives could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition.
We may be unable to accurately predict and price for claims and other costs, which could reduce our profitability.
Our profitability could be reduced if we are unable to accurately predict and price for claims and other costs, including, but not limited to, the frequency and severity of claims. This ability could be affected by factors, including, but not limited to, inflation, changes in the regulatory environment, changes in industry practices, changes in legal, social or environmental conditions or new technologies. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict claims and other costs. The inability to accurately predict and price for claims and other costs could materially adversely affect our results of operations and financial condition.
Due to the structure of our commission program, we are exposed to risks related to the creditworthiness and reporting systems of some of our agents, third party administrators and clients.
We are subject to the credit risk of some of the agents, third party administrators and clients with which we contract in our businesses. For example, we advance agents' commissions as part of our preneed insurance offerings. These advances are a percentage of the total face amount of coverage. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.
In addition, some of our agents, third party administrators and clients collect and report premiums or pay claims on our behalf. These parties' failure to remit all premiums collected or to pay claims on our behalf on a timely and accurate basis could have an adverse effect on our results of operations.
We are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions.
We are subject to comprehensive regulation and oversight by the Kansas Insurance Department in jurisdictions in which we do business. The Kansas Insurance Department has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitors the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.
Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.
In addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. Among other companies, the Parent is currently subject to these audits in a number of states and has been responding to information requests from these auditors.

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The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.
As part of a previously disclosed settlement between the Parent and the SEC, the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the Fortis Financial Group businesses sold to Talcott Resolution (formerly owned by The Hartford) in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.
We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on the Parent or our business, but any adverse outcome could have a material adverse effect on our business, results of operations or financial condition.
Our inability to successfully recover should we experience a business continuity event could have a material adverse effect on our business, financial condition and results of operations.
If we experience a local or regional disaster or other business continuity event, such as an earthquake, hurricane, flood, terrorist attack, epidemic or pandemic, security breach, cyber-attack, power loss, computer, telecommunication or other systems failure or other natural or man-made disaster, our ability to continue operations will depend on an effective disaster recovery plan and system, including the continued availability of our personnel and office facilities and the proper functioning of our computer, telecommunication and other systems and operations. We have from time to time experienced business continuity events, including events that impacted the availability of our systems. Although these events have resulted in operational challenges, to date, they have not had a material adverse effect on our business, financial condition or results of operations.
Our operations depend in particular upon our ability to protect our technology infrastructure against damage and interruption. If a business continuity event occurs, we could lose Company, customer, vendor and other third party data or experience interruptions to our operations or delivery of products and services to our customers, which has occurred from time to time and which could have a material adverse effect on our business, financial condition and results of operations. A cyber-attack or other business continuity event affecting us or key third parties with whom we work could result in a significant and extended disruption in the functioning of our information technology systems or operations, requiring us to incur significant expense to address and remediate or otherwise resolve such issues. An extended outage could result in the loss of premium income, fee income and clients, reputational damage, substantial volatility in our financial results and a decline in our revenues.
The risk of business disruption is more pronounced in certain geographic areas, including major metropolitan centers, such as New York City, where the Parent's corporate offices are located, and certain catastrophe-prone areas, such as Miami, Florida, where the Parent has significant operations. The risk is also heightened in certain countries and regions in which the Parent operates that are subject to higher potential threat of terrorist attacks, military conflicts, political instability and data breaches.
A disaster or other business continuity event on a significant scale or affecting our key businesses or our data center, or our inability to successfully recover from such an event and any legislative and regulatory responses thereto, could materially interrupt our business operations and result in material financial loss, loss of human capital, regulatory actions, reputational harm, loss of customers or damaged customer relationships, legal liability and other adverse consequences. Our liability insurance policies may not fully cover, in type or amount, the cost of a successful recovery in the event of such a disruption.
Employee misconduct could harm us by subjecting us to significant legal liability, regulatory scrutiny and reputational harm.
Our ability to attract and retain employees and clients depends upon our corporate culture. Our employees are the cornerstone of our culture and acts of misconduct by any employee, and particularly by senior management, could erode trust and confidence and damage our reputation. Our employees could engage or be accused of engaging in misconduct that subjects us to litigation, regulatory sanctions, financial costs and serious harm to our reputation or financial position. Employee misconduct could also prompt regulators to allege or determine, on the basis of such misconduct, that we have not established an adequate program to inform employees of applicable rules or to detect and deter violations of such rules. It is not always possible to deter employee misconduct and the precautions we take to detect and prevent misconduct may not be effective. Misconduct by employees, or even unsubstantiated allegations, could have a material adverse effect on our financial position, reputation and business.
ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL
Mariana Wisk, Esq., who serves as an Assistant Secretary of the Company, has given a legal opinion as to the validity of the Contracts. In addition, Ms. Wisk owns less than 1% of shares of common stock of the Parent.

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ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT
(A) DESCRIPTION OF THE BUSINESS
Legal Organization
Union Security Insurance Company is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since 1984, it has been an indirect wholly-owned subsidiary of Assurant, Inc. ("Assurant"), which is a global provider of risk management solutions in the housing and lifestyle markets, protecting where people live and the goods they buy. Assurant operates in North America, Latin America, Europe and Asia Pacific. Assurant is traded on the New York Stock Exchange under the symbol "AIZ".
In this report, references to the "Company," "Union Security," "we," "us" or "our" refer to Union Security Insurance Company.
Business Organization
The Company is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York and writes insurance products that are marketed by Assurant’s operating segments. However, as referenced above, most of the businesses of the Company were sold through reinsurance or coinsurance arrangements and therefore most revenue and income activity is offset by the reinsurance or coinsurance arrangements.
The Company's business activities and revenues have declined significantly since the 2016 sale of the Assurant Employee Benefits business ("AEB"). Our total 2019 revenues of $120.7 million included $15.7 million of amortization of deferred gains on disposal of businesses and $9.4 million of net realized gains on investments. The remaining revenues of $95.6 million were attributed to the Assurant Global Preneed segment (96%) and the Assurant Corporate and Other segment (4%). With respect to the Assurant Global Preneed segment, we administer preneed life insurance products and to a lesser extent, annuity and accident and health business, substantially all of which are in run-off. See Note 1 to the financial statements for more information, including the 2016 sale of AEB.
Union Security does not have any publicly issued equity or debt securities. However, we are subject to certain filing requirements under the federal securities laws because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered as securities. Assurant exited this line of business and sold the business segment, then referred to as FFG, to Talcott Resolution (formerly owned by The Hartford) in 2001. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, Talcott Resolution is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If Talcott Resolution fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.
As of December 31, 2019, we had no direct employees. We have several Assurant employees across various locations supporting our legal, investment management, administrative, claims handling, actuarial, tax, accounting, and financial functions. We believe that employee relations are satisfactory.
For additional information that relates to our and Assurant's businesses, refer to Assurant’s 2019 Annual Report on Form 10-K filed with the SEC and available on the SEC's website at www.sec.gov or through Assurant’s website at www.assurant.com.
(B) DESCRIPTION OF THE PROPERTY
Our headquarters is located in Topeka, Kansas. We believe that our property is adequate for our current business operations.
(C) LEGAL PROCEEDINGS
For a description of material pending legal and regulatory matters in which we are involved, see Note 12 to the financial statements included in item 11 (E).
(D) NOT APPLICABLE.

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(E) FINANCIAL STATEMENTS

INDEX
Financial Statements of Union Security Insurance Company
Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2019 and 2018
Statements of Operations For Years Ended December 31, 2019, 2018 and 2017
Statements of Comprehensive Income For Years Ended December 31, 2019, 2018 and 2017
Statements of Changes in Stockholder’s Equity For Years Ended December 31, 2019, 2018 and 2017
Statements of Cash Flows For Years Ended December 31, 2019, 2018 and 2017
Notes to Financial Statements

Financial Statement Schedules
Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2019
Schedule III - Supplementary Insurance Information as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule IV - Reinsurance as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule V - Valuation and Qualifying Accounts as of December 31, 2019, 2018 and 2017 and for the years then ended

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Insurance Company:

Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Insurance Company (the “Company”) as of December 31, 2019 and 2018, and the related statements of operations, of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2019, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2020

We have served as the Company's auditor since 2000.

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Union Security Insurance Company
Balance Sheets

	December 31, 2019	December 31, 2018
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $760.8 in 2019 and $774.0 in 2018)	$956.7	$883.9
Equity securities at fair value	75.3	81.3
Commercial mortgage loans on real estate, at amortized cost	47.4	54.6
Policy loans	5.6	6.0
Other investments	29.4	45.0
Total investments	1,114.4	1,070.8
Cash and cash equivalents	6.2	5.4
Reinsurance recoverables	3,260.1	3,323.2
Accrued investment income	11.2	12.0
Other assets	31.4	51.0
Assets held in separate accounts	1,661.8	1,445.5
Total assets	$6,085.1	$5,907.9
Liabilities
Future policy benefits and expenses	$2,958.5	$2,914.1
Unearned premiums	42.0	49.9
Claims and benefits payable	1,054.5	1,190.5
Deferred gain on disposal of businesses	35.5	51.2
Accounts payable and other liabilities	53.4	64.2
Liabilities related to separate accounts	1,661.8	1,445.5
Total liabilities	5,805.7	5,715.4
Commitments and contingencies (Note 12)
Stockholder's equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5.0	5.0
Additional paid-in capital	55.9	55.9
Retained earnings	67.2	49.3
Accumulated other comprehensive income	151.3	82.3
Total stockholder's equity	279.4	192.5
Total liabilities and stockholder's equity	$6,085.1	$5,907.9

See the accompanying Notes to Financial Statements

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Union Security Insurance Company
Statements of Operations

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Revenues
Net earned premiums	$5.1	$4.8	$5.5
Net investment income	59.3	64.6	64.2
Net realized gains (losses) on investments, excluding other-than-temporary impairment losses	9.4	(1.4)	9.8
Other-than-temporary impairment losses recognized in earnings	—	—	(0.1)
Amortization of deferred gains on disposal of businesses	15.7	53.6	97.8
Fees and other income	31.2	33.1	29.0
Total revenues	120.7	154.7	206.2
Benefits, losses and expenses
Policyholder benefits	56.6	63.1	58.6
Underwriting, general and administrative expenses	8.4	9.9	22.5
Total benefits, losses and expenses	65.0	73.0	81.1
Income before provision for income taxes	55.7	81.7	125.1
Provision for income taxes	10.8	16.7	46.2
Net income	$44.9	$65.0	$78.9

See the accompanying Notes to Financial Statements

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Union Security Insurance Company
Statements of Comprehensive Income

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Net income	$44.9	$65.0	$78.9
Other comprehensive income (loss):
Change in unrealized gains on securities, net of taxes of $(18.1) million, $16.5 million, and $(12.9) million, respectively	68.0	(62.1)	23.9
Change in other-than-temporary impairment losses recognized in other comprehensive income, net of taxes of $(0.3) million, $0.6 million, and $(0.3) million, respectively	1.0	(2.4)	0.6
Total other comprehensive income (loss)	69.0	(64.5)	24.5
Total comprehensive income	$113.9	$0.5	$103.4

See the accompanying Notes to Financial Statements

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Union Security Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2019, 2018 and 2017

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2017	$5.0	$55.9	$—	$103.7	$164.6
Net income	—	—	78.9	—	78.9
Dividends to Parent	—	—	(61.0)	—	(61.0)
Other comprehensive income	—	—	—	24.5	24.5
Balance, December 31, 2017	$5.0	$55.9	$17.9	$128.2	$207.0
Net income	—	—	65.0	—	65.0
Dividends to Parent	—	—	(15.0)	—	(15.0)
Other comprehensive loss	—	—	—	(64.5)	(64.5)
Cumulative effect of change in accounting principles, net of taxes (1)	—	—	(18.6)	18.6	—
Balance, December 31, 2018	$5.0	$55.9	$49.3	$82.3	$192.5
Net income	—	—	44.9	—	44.9
Dividends to Parent	—	—	(27.0)	—	(27.0)
Other comprehensive income	—	—	—	69.0	69.0
Balance, December 31, 2019	$5.0	$55.9	$67.2	$151.3	$279.4
(1) Amounts relate to: (i) the requirement to recognize the changes in fair value of equity securities directly within income (resulting in a reclassification of unrealized gains as of January 1, 2018 between accumulated other comprehensive income (“AOCI”) and retained earnings); and (ii) the reclassification from AOCI to retained earnings for stranded tax effects resulting from the U.S. Tax Cuts and Jobs Act. See Note 2 for additional information.

See the accompanying Notes to Financial Statements

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Union Security Insurance Company
Statements of Cash Flows

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Operating activities
Net income	$44.9	$65.0	$78.9
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Deferred tax expense	2.0	7.2	49.5
Amortization of deferred gains on disposal of businesses	(15.7)	(53.6)	(97.8)
Depreciation and amortization	(0.7)	(0.6)	(0.2)
Net realized (gains) losses on investments	(9.4)	1.4	(9.7)
Change in securities classified as trading	—	—	25.2
Changes in operating assets and liabilities:
Change in reinsurance recoverable	10.7	(5.4)	3.0
Change in insurance policy reserves and expenses	(55.2)	(59.8)	(91.6)
Change in other assets and other liabilities	(3.8)	(1.2)	(7.9)
Change in taxes payable	(0.6)	8.1	(6.4)
Other	(2.5)	2.8	9.7
Net cash used in operating activities	(30.3)	(36.1)	(47.3)
Investing activities
Sales of:
Fixed maturity securities available for sale	93.7	177.7	148.3
Equity securities	23.3	9.5	12.2
Other invested assets	11.7	27.3	4.9
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	43.8	32.6	44.7
Commercial mortgage loans on real estate	7.2	33.1	28.8
Purchases of:
Fixed maturity securities available for sale	(121.1)	(179.6)	(177.4)
Equity securities	(8.9)	(10.6)	(0.3)
Commercial mortgage loans on real estate	—	(8.6)	(10.5)
Other invested assets	(6.7)	(15.3)	(4.8)
Change in short-term investments	14.7	(12.8)	(3.8)
Change in policy loans	0.4	0.7	0.7
Net cash provided by investing activities	58.1	54.0	42.8
Financing activities
Cash dividends paid	(27.0)	(15.0)	(1.9)
Net cash used in financing activities	(27.0)	(15.0)	(1.9)
Change in cash and cash equivalents	0.8	2.9	(6.4)
Cash and cash equivalents at beginning of period	5.4	2.5	8.9
Cash and cash equivalents at end of period	$6.2	$5.4	$2.5
Supplemental information:
Income taxes paid	$9.4	$4.0	$4.3

See the accompanying Notes to Financial Statements

58

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Insurance Company (the “Company”) is a provider of pre-funded funeral insurance ("preneed") products and accidental death and dismemberment policies. Prior to March 1, 2016, the Company was also a provider of life and health insurance products, including group insurance products. On March 1, 2016, Assurant, Inc. ("Assurant" or the "Parent") sold its Assurant Employee Benefits ("AEB") segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
The Company is a wholly-owned subsidiary of the Parent. The Parent’s common stock is traded on the New York Stock Exchange under the symbol "AIZ".
The Company distributes its products in the District of Columbia and in all U.S. states except New York.
Sale of Assurant Employee Benefits: As referenced above, on March 1, 2016, the Parent completed the sale of its Assurant Employee Benefits segment through a series of transactions with Sun Life. The transaction was primarily structured as a reinsurance arrangement, as well as the sale of certain legal entities that included a ceding commission and other consideration. The reinsurance transaction did not extinguish the Company's primary liability on the policies it has issued or assumed, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of insurance coverage provided. The Company also had an obligation to continue to write and renew certain policies for a period of time until Sun Life commences policy writing and renewal.
The Company was required to allocate the proceeds considering the relative fair value of transaction components. Most of the expected gains resulting from the transaction related to compensation for the in-force policies (prospective component), sales of net assets underlying the continuing business, as well as the future compensation for performance obligations to write and renew certain policies for a period of time. The terms "deferred gain" and "amortization of deferred gain" broadly reflect the multiple transaction elements and earnings thereof, inclusive of the expected and actual income resulting from the reinsurance subject to prospective accounting, income expected to be earned related to the deferred gains associated with long-duration contracts, and the expected recognition of deferred revenues associated with our performance obligations.

The following represents a summary of the amortization of deferred gains recognized within the financial statements for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
Amortization of deferred gains	$13.6	$46.4	$90.0
The remaining unamortized deferred gain as of December 31, 2019 was $ 2.5 million .

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in millions, except for number of shares, per share amounts, number of securities and number of loans.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields,

59

mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for additional information.
Investments
Fixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
Equity securities that have readily determinable fair values are measured at fair value with changes in fair value recognized in net realized gains (losses) on investments on the Company’s 2019 statement of operations. Prior to the adoption of new accounting guidance effective January 1, 2018, equity securities were measured at fair value, with aggregate changes in fair value recorded through other comprehensive income.
Commercial mortgage loans on real estate are reported at unpaid principal balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.
The Company places loans on non-accrual status after 90 days of delinquent payments (unless the loans are both well secured and in the process of collection). A loan may be placed on non-accrual status before this time if information is available that suggests its impairment is probable.
Other investments consist primarily of investments in joint ventures, partnerships and short-term investments. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee, generally on a three -month lag. Short-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities.
Total Other-Than-Temporary Impairment Losses
For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For debt securities that the Company has either the intent to sell or it is more likely than not that it will be required to sell below amortized cost, total other-than-temporary impairment losses is the amount by which the fair value of the security is less than its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.
For debt securities determined to have an OTTI, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected represents a credit loss that is recognized in earnings. If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI represents a non-credit loss that is recorded in other comprehensive income.

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Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management’s experience and current economic conditions.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
Other assets include prepaid items, deferred acquisition costs, value of business acquired in acquisitions and premiums and accounts receivable, net.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent the Company's best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, inflation, natural or human-made catastrophes, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company's earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.

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Long Duration Contracts
Future policy benefits and expense reserves for preneed investment-type annuities and the variable life insurance and investment-type annuity contracts consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.
Future policy benefits and expense reserves for other preneed life insurance contracts are equal to the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for inflation, mortality, margins and discount rates which are locked in unless a premium deficiency exists. These assumptions reflect current trends, are based on Company experience and include provision for adverse deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.
Future policy benefits and expense reserves for policies fully covered by reinsurance and certain life, annuity and group life conversion policies no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the discount, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for adverse deviations.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are updated.
Short Duration Contracts
The Company’s short duration contracts include accidental death products, former AEB group insurance contracts no longer offered. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
For traditional life insurance policies previously sold by the Assurant Global Preneed business, revenue is recognized when due from policyholders.
For investment-type annuity contracts previously sold by the Assurant Global Preneed business, revenues consist of charges assessed against policy balances.
Premiums for the Company’s previously sold long-term care insurance and traditional life insurance contracts are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts, revenues consist of charges assessed against policy balances. All of these premiums (related to the Company’s former FFG and LTC businesses that were previously sold) are ceded.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Fees and Other Income
Income earned on preneed life insurance policies with discretionary death benefits is presented within fees and other income.

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Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, amortization of deferred acquisition costs, amortization of value of business acquired and other general operating expenses.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
Comprehensive income is comprised of net income, net unrealized gains and losses on securities classified as available for sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
Financial instruments measurement and classification: On January 1, 2018, the Company adopted the amended guidance on the measurement and classification of financial instruments whereby all common and preferred stocks are measured at fair value with changes in fair value recognized through income. Upon adoption, the Company recorded a cumulative effect adjustment to increase retained earnings by $8.1 million, which represents a reclassification of the unrealized gains on common and preferred stock as of the date of adoption from AOCI.
Income tax consequences for intra-entity transfers of assets: On January 1, 2018, the Company adopted the amended guidance on tax accounting for intra-entity transfers of assets. The amended guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the amended guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The adoption of this amended guidance did not have an impact on the Company’s financial position and results of operations.
Statement of cash flows presentation and classification: On January 1, 2018, the Company adopted the amended guidance on presentation and classification in the statement of cash flows. The amended guidance addresses certain specific cash flow issues including debt prepayment and debt extinguishment costs; settlement of zero-coupon or insignificant coupon debt instruments; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (including bank owned life insurance policies); distributions received from equity method investees; beneficial interests in securitization transactions; and guidance related to the identification of the primary source for separately identifiable cash flows. The adoption of this amended guidance did not have an impact on the Company's financial position and results of operations.
Classification of certain tax effects from AOCI: In February 2018, the Financial Accounting Standards Board (the "FASB") issued amended guidance on reclassifying the stranded tax effects from the U.S. Tax Cuts and Jobs Act (the "TCJA") from AOCI to retained earnings. During 2018, the Company adopted the new guidance and reclassified $(26.7) million from AOCI to retained earnings, with no impact on net income or total stockholders' equity. Accounting standards require the effect of a change in tax laws or rates on deferred tax liabilities or assets be included in net income in the reporting period that includes the enactment date, even though the related income tax effects may have been originally charged or credited to AOCI. The amounts reclassified relate to the difference between the original tax effect of items included in other comprehensive income, such as unrealized gains or losses on securities and the revised tax effects from the TCJA. We use a portfolio approach to release the stranded or disproportionate income tax effects in AOCI related to our available-for-sale securities. When the underlying portfolios are sold, mature, or are otherwise impaired on an other-than-temporary basis, the assigned portion of the disproportionate tax effect is reclassified from AOCI to income from continuing operations.
Recent Accounting Pronouncements — Not Yet Adopted
Measurement of credit losses on financial instruments held at amortized cost (“CECL”) : In June 2016, the FASB issued amended guidance on reporting credit losses for assets held at amortized cost and available for sale debt securities. For assets held at amortized cost, the amended guidance eliminates the probable recognition threshold and instead requires an entity to reflect

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the current estimate of all expected credit losses. For available for sale debt securities, credit losses will be measured in a manner similar to current accounting requirements; however, the amended guidance requires that credit losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, premium receivables, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The Company adopted this standard as of January 1, 2020. Based on the asset composition and economic conditions as at that date, the cumulative impact of the adoption was not material to the Company’s balance sheet or equity and is not expected to be material to the Company’s results of operations or cash flows.
Financial Instruments - Credit Losses: Targeted Transition Relief : In May 2019, the FASB issued guidance which provides transition relief for entities adopting CECL. The transition relief will allow companies to irrevocably elect, upon adoption of CECL, the fair value option on financial instruments that were previously measured at amortized cost basis. Entities are required to make this election on an instrument-by-instrument basis.
The effective date of the guidance will be the same as the effective date for CECL. An entity may early adopt the guidance in any interim period after its issuance if the entity has adopted CECL. The transition amendments should be applied on a modified-retrospective basis by means of a cumulative-effect adjustment to the opening balance of retained earnings balance in the statement of financial position as of the date that an entity adopted the amendments in CECL. The Company has decided to not adopt the transition relief from this guidance in its overall adoption of the guidance under CECL.
Targeted improvements to the accounting for long-duration contracts: In August 2018, the FASB issued guidance that provides targeted improvements to the accounting for long-duration contracts. The guidance includes the following primary changes: assumptions supporting benefit reserves will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income; and disclosures will be expanded to include disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.
The guidance is effective for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years. Early adoption is permitted. Generally, the amendments are applied retrospectively as of the beginning of the earliest period presented with two transition options available for changing the assumptions.
This guidance will apply to the Company's preneed life insurance policies, as well as its annuity and universal life products (which are no longer offered and are in runoff). The Company is evaluating the requirements of this guidance and the potential impact on the Company's financial position and results of operations.
Simplifying the Accounting for Income Taxes: In 2019, the FASB issued new guidance to simplify the accounting for income taxes by removing certain exceptions to the general principles and also simplification of areas such as franchise taxes, step-up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes. The standard will be effective for our annual reporting periods beginning after December 15, 2020, including interim reporting periods within those fiscal years. Early adoption is permitted, including adoption in any interim period. The Company is evaluating the impact of adopting this new accounting guidance on the financial statements.

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3. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and OTTI included within AOCI of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (1)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.1	$—	$0.7	$—
States, municipalities and political subdivisions	13.0	1.9	—	14.9	—
Foreign governments	8.4	2.4	—	10.8	—
Asset-backed	102.1	0.7	(0.4)	102.4	—
Commercial mortgage-backed	5.0	—	—	5.0	—
Residential mortgage-backed	31.8	2.1	—	33.9	0.6
U.S. corporate	491.3	154.8	—	646.1	11.6
Foreign corporate	108.6	34.3	—	142.9	—
Total fixed maturity securities	$760.8	$196.3	$(0.4)	$956.7	$12.2

	December 31, 2018
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (1)
Fixed maturity securities:
U.S. government and government agencies and authorities	$10.8	$0.1	$—	$10.9	$—
States, municipalities and political subdivisions	13.0	0.9	—	13.9	—
Foreign governments	8.4	1.2	—	9.6	—
Asset-backed	80.4	0.1	(1.8)	78.7	—
Commercial mortgage-backed	3.5	—	(0.2)	3.3	—
Residential mortgage-backed	37.0	1.6	(0.4)	38.2	1.0
U.S. corporate	497.8	91.1	(1.9)	587.0	10.0
Foreign corporate	123.1	19.5	(0.3)	142.3	—
Total fixed maturity securities	$774.0	$114.5	$(4.6)	$883.9	$11.0
(1) Represents the amount of OTTI recognized in AOCI. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
The Company's state, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state, municipality or political subdivision exposure (including both general obligation and revenue securities) exceeding 0.6% of the overall investment portfolio as of December 31, 2019 and 2018. As of December 31, 2019 and 2018, revenue bonds account for 82% of the holdings, respectively. The activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily airport, marina and specifically pledged tax revenues.
The Company has European investment exposure in its corporate fixed maturity of $69.7 million with a net unrealized gain of $17.0 million as of December 31, 2019 and $67.8 million with a net unrealized gain of $8.0 million as of December 31, 2018. Approximately 26% and 23% of the corporate European exposure is held in the financial industry at December 31, 2019 and 2018, respectively. The Company's largest European country exposure (the United Kingdom) represented approximately 4% of the fair value of the Company's corporate fixed maturity securities as of both December 31, 2019 and 2018. The Company's international investments are managed as part of the overall portfolio with same approach to risk management and focus on diversification.

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The cost or amortized cost and fair value of fixed maturity securities at December 31, 2019 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$11.2	$11.5
Due after one year through five years	32.5	35.2
Due after five years through ten years	118.8	147.3
Due after ten years	459.4	621.4
Total	621.9	815.4
Asset-backed	102.1	102.4
Commercial mortgage-backed	5.0	5.0
Residential mortgage-backed	31.8	33.9
Total	$760.8	$956.7
Major categories of net investment income were as follows for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
Fixed maturity securities	$47.5	$49.7	$52.4
Equity securities	4.6	5.1	5.4
Commercial mortgage loans on real estate	2.9	3.8	5.6
Policy loans	0.3	0.4	0.4
Other investments	5.3	7.0	2.5
Cash and cash equivalents	0.1	0.1	—
Total investment income	60.7	66.1	66.3
Investment expenses	(1.4)	(1.5)	(2.1)
Net investment income	$59.3	$64.6	$64.2
No material investments of the Company were non-income producing for the years ended December 31, 2019, 2018 and 2017.
The following table summarizes the proceeds from sales of available-for-sale fixed maturities (and equity securities from 2017 prior to the previously described fair value change in accounting) and gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	For the Years Ended December 31,
	2019	2018	2017
Proceeds from sales	$93.7	$177.7	$218.7

Gross realized gains	$3.5	$6.9	$7.7
Gross realized losses	(0.9)	(2.6)	(0.4)
Net realized gains	$2.6	$4.3	$7.3
For securities sold at a loss during the year ended December 31, 2019, the average period of time these securities were trading continuously at a price below book value was approximately 5 months .

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The following table sets forth the net realized gains (losses), including OTTI, recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$2.6	$4.3	$6.1
Equity securities	8.3	(6.1)	0.2
Commercial mortgage loans on real estate	—	0.4	1.3
Other investments	(1.5)	—	2.2
Total net realized gains (losses) related to sales and other	9.4	(1.4)	9.8
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	—	—	(0.1)
Total net realized losses related to other-than-temporary impairments	—	—	(0.1)
Total net realized gains (losses)	$9.4	$(1.4)	$9.7

The following table sets forth the portion of unrealized gains (losses) related to equity securities for the year ended December 31, 2019:

	Years Ended December 31,
	2019	2018
Net gains (losses) recognized on equity securities	$8.3	$(6.1)
Less: Net realized gains related to sales of equity securities	1.7	0.4
Total net unrealized gains (losses) on equity securities (1)	$6.6	$(6.5)
(1) Net unrealized gains (losses) for the years ended December 31, 2019 and 2018 are required to be reported through the income statement in accordance with the 2018 accounting guidance on financial instruments.
Other-Than-Temporary Impairments
The Company follows the OTTI guidance, which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.
The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts:

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	Years Ended December 31,
	2019	2018	2017
Balance, beginning of year	$10.4	$10.7	$11.1
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(0.4)	(0.3)	(0.3)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	—	(0.1)
Balance, end of year	$10.0	$10.4	$10.7
The Company regularly monitors its investment portfolio to ensure investments that may be other-than-temporarily impaired are timely identified, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery and the intent to sell or whether it is more likely than not that the Company will be required to sell its fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.
The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.
In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.
The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities, as applicable, as of December 31, 2019 and 2018 were as follows:

	December 31, 2019
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Asset-backed	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)
Total fixed maturity securities	$—	$—	$21.1	$(0.4)	$21.1	$(0.4)

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	December 31, 2018
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Asset-backed	$63.2	$(1.8)	$—	$—	$63.2	$(1.8)
Commercial mortgage-backed	$—	$—	$3.3	$(0.2)	$3.3	$(0.2)
Residential mortgage-backed	—	—	8.2	(0.4)	$8.2	(0.4)
U.S. corporate	40.5	(1.5)	2.5	(0.4)	$43.0	(1.9)
Foreign corporate	5.7	(0.3)	—	—	$5.7	(0.3)
Total fixed maturity securities	$109.4	$(3.6)	$14.0	$(1.0)	$123.4	$(4.6)
Total gross unrealized losses represent approximately 1% and 3% of the aggregate fair value of the related securities at December 31, 2019 and 2018, respectively. Approximately 79% of these gross unrealized losses have been in a continuous loss position for less than twelve months as of December 31, 2018. The total gross unrealized losses are comprised of 11 and 81 individual securities at December 31, 2019 and 2018, respectively. In accordance with its policy described above, the Company concluded that for these securities, other-than-temporary impairments of the gross unrealized losses was not warranted at December 31, 2019 and 2018.
The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2019 is shown below:

	Cost or Amortized Cost	Fair Value
Asset-backed	$21.4	$21.0
The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. As of December 31, 2019, approximately 48% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, Alabama and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $0.2 million to $8.0 million as of December 31, 2019 and from $0.1 million to $8.2 million as of December 31, 2018.
Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are updated annually.
The following summarizes the carrying value and average debt-service coverage ratio for the Company’s mortgage loans that had loan-to-value ratios falling within the stated ranges as of the dates indicated:

	December 31, 2019
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$47.4	100.0%	2.37

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	December 31, 2018
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$54.6	100.0%	1.96
All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. An additional valuation allowance is established for incurred, but not specifically identified impairments. Changing economic conditions affect the Company’s valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company monitors the mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced a reduction in debt-service coverage ratio.
The Company had fixed maturity securities of $6.5 million and $6.8 million as of December 31, 2019 and 2018, respectively, on deposit with various governmental authorities as required by law.
Variable Interest Entities A VIE is a legal entity which does not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest. The Company's investments in VIEs include real estate joint ventures and other limited partnerships. These investments are generally accounted for under the equity method and are included within other investments in the balance sheets. The Company's maximum exposure to loss with respect to these investments is limited to the investment carrying amounts reported. As of December 31, 2019, the Company’s maximum exposure to loss is $24.4 million in recorded carrying value.
4. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

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The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2019 and 2018. The amounts presented below for other investments, cash equivalents, other assets and assets and liabilities held in separate accounts differ from the amounts presented in the balance sheets because only certain investments, or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2019
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.7	$—		$0.7		$—
State, municipalities and political subdivisions	14.9	—		14.9		—
Foreign governments	10.8	—		10.8		—
Asset-backed	102.4	—		102.4		—
Commercial mortgage-backed	5.0	—		1.5		3.5
Residential mortgage-backed	33.9	—		33.9		—
U.S. corporate	646.1	—		646.0		0.1
Foreign corporate	142.9	—		134.8		8.1
Equity securities:
Common stocks	2.3	2.3		—		—
Non-redeemable preferred stocks	73.0	—		71.9		1.1
Other investments	4.6	4.6	(1)	—		—
Cash equivalents	3.2	3.2	(1)	—		—
Assets held in separate accounts	1,661.6	1,588.0	(2)	73.6	(3)	—
Total financial assets	$2,701.4	$1,598.1		$1,090.5		$12.8
Financial Liabilities
Liabilities related to separate accounts	$1,661.6	$1,588.0	(2)	$73.6	(3)	$—

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	December 31, 2018
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$10.9	$—		$10.9		$—
State, municipalities and political subdivisions	13.9	—		13.9		—
Foreign governments	9.6	—		9.6		—
Asset-backed	78.7	—		78.7		—
Commercial mortgage-backed	3.3	—		—		3.3
Residential mortgage-backed	38.2	—		38.2		—
U.S. corporate	587.0	—		587.0		—
Foreign corporate	142.3	—		134.1		8.2
Equity securities:
Common stocks	0.4	0.4		—		—
Non-redeemable preferred stocks	80.9	—		79.8		1.1
Other investments	18.1	18.1	(1)	—		—
Cash equivalents	3.1	3.1
Other assets	0.1	—		—		0.1
Assets held in separate accounts	1,444.8	1,370.9	(2)	73.9	(3)	—
Total financial assets	$2,431.3	$1,392.5		$1,026.1		$12.7
Financial Liabilities
Liabilities related to separate accounts	$1,444.8	$1,370.9	(2)	$73.9	(3)	$—
(1)  Primarily includes money market funds.
(2)   Primarily includes mutual funds and related obligations.
(3)   Primarily includes fixed maturity securities and related obligations.

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The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2019 and 2018:

	Year Ended December 31, 2019
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Asset-backed	$—	$—	$—	$8.5	$—	$—	$(8.5)	—
Commercial mortgage-backed	3.3	—	0.2	—	—	—	—	3.5
U.S. corporate	—	—	—	—	—	1.0	(0.9)	0.1
Foreign corporate	8.2	—	0.4	—	(0.5)	—	—	8.1
Equity securities:
Non-redeemable preferred stocks	1.1	—	—	—	—	—	—	1.1
Other assets	0.1	(0.1)	—	—	—	—	—	—
Total level 3 assets	$12.7	$(0.1)	$0.6	$8.5	$(0.5)	$1.0	$(9.4)	$12.8

	Year Ended December 31, 2018
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Asset-backed	$4.7	$—	$—	$23.9	$(3.0)	$—	$(25.6)	—
Commercial mortgage-backed	3.3	0.1	(0.1)	—	—	—	—	3.3
U.S. corporate	0.2	—	—	0.7	(0.8)	0.1	(0.2)	—
Foreign corporate	9.3	(0.1)	(0.4)	—	(0.6)	—	—	8.2
Equity securities:
Non-redeemable preferred stocks	1.1	—	—	—	—	—	—	1.1
Other assets	0.2	(0.1)	—	—	—	—	—	0.1
Total level 3 assets	$18.8	$(0.1)	$(0.5)	$24.6	$(4.4)	$0.1	$(25.8)	$12.7
(1)  Included as part of net realized gains on investments, excluding other-than-temporary impairment losses, in the statement of operations.
(2)  Included as part of change in unrealized gains on securities in the statement of comprehensive income.
(3) Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of valuation inputs.

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Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, by relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, excluding derivatives and certain privately placed corporate bonds, the Company generally uses the market valuation technique. For certain privately placed corporate bonds and derivatives, the Company generally uses the income valuation technique. For the years ended December 31, 2019 and 2018, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company’s investments and liabilities classified as Level 1 as of December 31, 2019 and 2018, consisted of mutual funds and related obligations, money market funds and common stocks that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company’s pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by the Company’s pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company’s pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by the Company’s pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.

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U.S. and foreign corporate: Corporate securities are priced by the Company’s pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.
Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Assets/liabilities held in separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.
Level 3 Securities
The Company’s investments classified as Level 3 as of December 31, 2019 and 2018 consisted of $12.8 million and $12.6 million , respectively, of fixed maturity and equity securities. All of the Level 3 fixed maturity and equity securities are priced using non-binding broker quotes, for which the underlying quantitative inputs are not developed by the Company and are not readily available or observable. The non-binding quotes are obtained from third party broker-deals recognized as market participants.
Other assets: A non-pricing service source prices the derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2019 or 2018.
T he Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company’s financial assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method (such as partnerships).
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•   Equity securities;

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• Other investments;
•  Other assets;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.
In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheets, the Company used the following methods and assumptions:
Commercial mortgage loans on real estate: the fair values of commercial mortgage loans on real estate are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.
Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.
Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheets as of the dates indicated:

	December 31, 2019
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$47.4	$50.8	$—	$—	$50.8
Policy loans	5.6	5.6	5.6	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$53.2	$56.6	$5.6	$—	$51.0
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$196.3	$230.0	$—	$—	$230.0

	December 31, 2018
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$54.6	$55.5	$—	$—	$55.5
Policy loans	6.0	6.0	6.0	—	—
Other investments	0.2	0.2	—	—	0.2
Total financial assets	$60.8	$61.7	$6.0	$—	$55.7
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$203.5	$209.1	$—	$—	$209.1
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

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5. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Year Ended December 31,
	2019	2018	2017
Current expense (benefit)	$8.8	$9.5	$(3.3)
Deferred expense	2.0	7.2	49.5
Total income tax expense	$10.8	$16.7	$46.2
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2019	2018	2017
Federal income tax rate:	21.0%	21.0%	35.0%
Reconciling items:
Dividends-received deduction	(1.3)%	(0.8)%	(1.2)%
TCJA impacts (1)	—%	0.5%	3.6%
Change in liability for prior years' taxes	(0.3)%	—%	(0.5)%
Other	—%	(0.3)%	0.1%
Effective income tax rate	19.4%	20.4%	37.0%
(1) In connection with Tax Cuts and Jobs Act (TCJA), the Company recorded a discrete net tax expense of $4.5 million for the corporate rate reduction in the period ending December 31, 2017 related to the re-valuation of its net deferred tax assets. During the year ended December 31, 2018, the Company finalized the provisional adjustment. There was no impact for the year ended December 31, 2019.
The Company's unrecognized tax benefits were $2.4 million , $2.4 million and $0.4 million for the years ended December 31, 2019, 2018, and 2017. The Company does not anticipate any significant increase or decrease of unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2019	2018
Deferred tax assets:
Deferred gain on disposal of businesses	$7.5	$10.8
Deferred acquisition costs	16.5	14.2
Investments, net	5.8	5.0
Policyholder and separate account reserves	8.3	8.9
Employee benefits	2.8	2.8
Total deferred tax assets	40.9	41.7
Deferred tax liabilities:
Net unrealized appreciation on securities	(43.8)	(24.1)
Other	(0.6)	(0.8)
Total deferred tax liabilities	(44.4)	(24.9)
Net deferred income tax (liabilities) assets	$(3.5)	$16.8

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The calculation of the valuation allowance is made at the consolidated return group level. No valuation allowance has been recorded because it is management's assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carry-forward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry-forwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2019, the Company had no net operating loss or capital loss for U.S. federal income tax purposes. The Company has $0.1 million of tax credit carry-forwards for U.S. federal income tax purposes.
6. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5 per share. All shares are issued and outstanding as of December 31, 2019 and 2018 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends of $27.0 million, $15.0 million and $61.0 million during the years ended December 31, 2019, 2018 and 2017, respectively. The dividends in 2019 and 2018 were paid in cash. The dividends paid in 2017 consisted of cash of $ 1.9 million and investments of $ 59.1 million .
As described in Note 7, the Company, under state regulatory requirements, is not able to pay any dividends in 2020 without permission from the Kansas Insurance Department.
7. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) certain assets are not admitted for purposes of determining surplus under SAP; 7) methodologies used to determine the amounts of deferred taxes are different under SAP than under GAAP; 8) the criteria for obtaining reinsurance accounting treatment, as well as presentation of reinsurance related balances, is different under SAP than under GAAP; and 9) deferred gains on the sale of businesses using reinsurance are recognized as components of surplus under SAP and as a liability under GAAP.
The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2019	2018	2017
Statutory net income	$48.1	$90.0	$106.2
Statutory capital and surplus	$123.6	$126.3	$113.9
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid cash dividends of $27.0 million , of which $14.0 million were considered to represent extraordinary dividends and $13.0 million were ordinary dividends during the year ended December 31, 2019. The company paid $14.0 million of the dividend as a return of contributed surplus. The Company declared and paid cash dividends of $15.0 million and $60.0 million , all of which were considered to represent extraordinary dividends during the years ended December 31, 2018 and 2017, respectively. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $5.4 million to its Parent in 2020 without permission from the

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Kansas Insurance Department. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100% , but less than 200% (the "Company Action Level"), the company must submit an RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2019, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2019, the TAC of the Company subject to RBC requirements was $134.5 million and the corresponding Authorized Control Level was $21.5 million.
8. REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	December 31,
	2019	2018
Ceded future policyholder benefits and expenses	$2,192.1	$2,103.2
Ceded unearned premium	18.3	24.4
Ceded claims and benefits payable	1,044.7	1,179.2
Ceded paid losses	5.0	16.4
Total	$3,260.1	$3,323.2

A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2019 grouped by A.M. Best financial strength ratings:

A. M. Best Rating of Reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,635.4	$17.8	$1,028.1	$4.8	$2,686.1
A or A–	62.6	0.4	1.6	—	64.6
B++ or B+	493.7	0.1	15.0	0.3	509.1
Not rated	0.4	—	—	(0.1)	0.3
Total Reinsurance recoverable	$2,192.1	$18.3	$1,044.7	$5.0	$3,260.1
The Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $3.20 billion as of December 31, 2019. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock, and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock, and Talcott Resolution are held in trust. If these reinsurers became insolvent, the Company would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the Company.

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The following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution and other reinsurers as of December 31, 2019 and 2018.

Reinsurer	December 31, 2019	December 31, 2018
John Hancock	$2,106.0	$1,992.7
Sun Life	579.9	737.6
Talcott Resolution	509.1	523.5
Other reinsurers	65.1	69.4
Total	$3,260.1	$3,323.2
The largest risk is with John Hancock. As of December 31, 2019, there is $2.43 billion held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
If necessary, an allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.
As of December 31, 2019, the Company does not have an allowance for doubtful accounts balance for these reinsurance recoverables.
The effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2019			2018			2017
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$150.2	$213.6	$363.8	$182.2	$568.2	$750.4	$198.0	$756.9	$954.9
Premiums assumed	2.6	1.3	3.9	3.2	1.4	4.6	3.6	0.7	4.3
Premiums ceded	(148.4)	(214.2)	(362.6)	(180.6)	(569.6)	(750.2)	(196.1)	(757.6)	(953.7)
Net earned premiums	$4.4	$0.7	$5.1	$4.8	$—	$4.8	$5.5	$—	$5.5
Direct policyholder benefits	$505.0	$144.0	$649.0	$399.6	$363.7	$763.3	$413.6	$439.5	$853.1
Policyholder benefits assumed	12.7	(0.1)	12.6	14.4	—	14.4	13.4	—	13.4
Policyholder benefits ceded	(461.3)	(143.7)	(605.0)	(350.9)	(363.7)	(714.6)	(372.3)	(435.6)	(807.9)
Net policyholder benefits	$56.4	$0.2	$56.6	$63.1	$—	$63.1	$54.7	$3.9	$58.6
The Company had $370.1 million and $392.9 million, respectively, of invested assets held in trusts or by custodians as of December 31, 2019 and 2018, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance for loss protection and capital management, business dispositions, client risk and profit sharing.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
The reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.

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As of December 31, 2019, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of John Hancock, Sun Life or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
John Hancock, Sun Life and Talcott Resolution have paid their obligations when due and there have been no disputes.
9. RESERVES
Short Duration Contracts
The Company's short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 8 to the Financial Statements for further information.
Long Duration Contracts
The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and AEB, FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.
Disposed and Run-off Long Duration Insurance Lines
The Company’s universal life and annuity products are no longer offered and are in run-off. Reserves have been established based on the following assumptions. Interest rates credited on annuities were at guaranteed rates, ranging from 3.5% to 4.0%, except for a limited number of policies with guaranteed crediting rates of 4.5%. All annuity policies are past the surrender charge period. Crediting interest rates on universal life fund are at guaranteed rates of 4.0% to 4.1%. Universal life funds are subject to surrender charges that vary by product, age, sex, year of issue, risk class, face amount and grade to zero over a period not longer than 20 years.
Reserves for previously disposed AEB, FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 8 for further information.
Preneed Business
The Company's preneed life insurance products are in run-off and no longer offered. Interest and discount rates for preneed life insurance vary by year of issuance and product and ranged from 4.7% to 7.3% in 2019 and 2018 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in 2019 and 2018.
Interest and discount rates for traditional life insurance vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2019 and 2018 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in 2019 and 2018.
Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.
Future policy benefit increases on preneed life insurance policies ranged from 0.0% to 7.0% in 2019 and 2018. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2019 and 2018 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3% .
The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2019 and 2018. Withdrawal charges, if any, can range up to 7.0% and grade to zero over a period of seven years.
Reserve Roll Forward
The following table provides a roll forward of the Company's beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.

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Since unpaid loss and loss adjustment expenses are estimates, the Company's actual losses incurred may be more or less than the Company's previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
The best estimate of ultimate loss and loss adjustment expense is generally selected from a blend of methods that are applied consistently each period. There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2019	2018	2017
Claims and benefits payable, at beginning of year	$1,190.5	$1,266.1	$1,412.9
Less: Reinsurance ceded and other	(1,179.2)	(1,255.1)	(1,401.8)
Net claims and benefits payable, at beginning of year	11.3	11.0	11.1
Incurred losses and loss adjustment expenses related to:
Current year	56.5	63.4	32.0
Prior years	—	—	(0.1)
Total incurred losses and loss adjustment expenses	56.5	63.4	31.9
Paid losses and loss adjustment expenses related to:
Current year	52.1	56.6	29.0
Prior years	5.8	6.5	3.0
Total paid losses and loss adjustment expenses	57.9	63.1	32.0
Net claims and benefits payable, at end of year	9.9	11.3	11.0
Plus: Reinsurance ceded and other	1,044.6	1,179.2	1,255.1
Claims and benefits payable, at end of year	$1,054.5	$1,190.5	$1,266.1
$35
10. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Year Ended December 31, 2019
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2018	$73.5	$8.8	$82.3
Change in accumulated other comprehensive income before reclassifications	71.0	1.0	72.0
Amounts reclassified from accumulated other comprehensive income	(3.0)	—	(3.0)
Net current-period other comprehensive income	68.0	1.0	69.0
Balance at December 31, 2019	$141.5	$9.8	$151.3

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	Year Ended December 31, 2018
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2017	$119.0	$9.2	$128.2
Change in accumulated other comprehensive income before reclassifications	(58.2)	(2.4)	(60.6)
Amounts reclassified from accumulated other comprehensive income	(3.9)	—	(3.9)
Net current-period other comprehensive loss	(62.1)	(2.4)	(64.5)
Cumulative effect of change in accounting principles (1)	16.6	2.0	18.6
Balance at December 31, 2018	$73.5	$8.8	$82.3
(1) See Note 2 - Summary of Significant Accounting Policies for additional information.

	Year Ended December 31, 2017
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2016	$95.1	$8.6	$103.7
Change in accumulated other comprehensive income before reclassifications	27.8	0.6	28.4
Amounts reclassified from accumulated other comprehensive income	(3.9)	—	(3.9)
Net current-period other comprehensive income	23.9	0.6	24.5
Balance at December 31, 2017	$119.0	$9.2	$128.2
The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2019	2018	2017
Unrealized gains on securities	$(3.8)	$(4.9)	$(6.0)	Net realized gains on investments, excluding other-than-temporary impairment losses
Tax effect	0.8	1.0	2.1	Provision for income taxes
Total reclassifications for the period	$(3.0)	$(3.9)	$(3.9)	Net of tax
11. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for related services and obligations to the Parent and its affiliates for the years ended December 31, 2019, 2018 and 2017, were $1.8 million, $4.9 million and $8.9 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $ 9.4 million , $ 4.4 million and $ 3.1 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

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12. COMMITMENTS AND CONTINGENCIES
In December 2017, our Parent sold our principal office in Kansas City, Missouri. At the time of the sale, the Company's lease was cancelled and the subleases transferred to the buyer. Subsequent to the sale, the Company had no future commitments for rent expense (aside from any amounts allocated by the Parent). Rent expense and sub-lease income associated with the former principal office was $3.5 million and $4.1 million for the year ended December 31, 2017, respectively.
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, may become involved in other such actions, both as a defendant and as a plaintiff.
Although the Company cannot predict the outcome of any pending litigation, legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.
13. SUBSEQUENT EVENTS
In March 2020, the World Health Organization declared the COVID-19 strain of the coronavirus to be a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company’s operations is highly uncertain. Major pandemics, such as COVID-19, could contribute to increased volatility and diminished expectations for the economy and the financial markets, and these conditions could adversely affect our business.  The Company and the Parent continue to evaluate the impact of the COVID-19 outbreak and related developments on its businesses, including on the global economy, financial markets and the markets in which we operate.

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Union Security Insurance Company
as of December 31, 2019
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.6	$0.7	$0.7
States, municipalities and political subdivisions	13.0	14.9	14.9
Foreign governments	8.4	10.8	10.8
Asset-backed	102.1	102.4	102.4
Commercial mortgage-backed	5.0	5.0	5.0
Residential mortgage-backed	31.8	33.9	33.9
U.S. corporate	491.3	646.1	646.1
Foreign corporate	108.6	142.9	142.9
Total fixed maturity securities	760.8	956.7	956.7
Equity securities:
Common stocks	1.8	2.3	2.3
Non-redeemable preferred stocks	61.1	73.0	73.0
Total equity securities	62.9	75.3	75.3
Commercial mortgage loans on real estate, at amortized cost	47.4	50.8	47.4
Policy loans	5.6	5.6	5.6
Other investments	29.4	29.4	29.4
Total investments	$906.1	$1,117.8	$1,114.4

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Union Security Insurance Company
as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses		Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other* operating expenses
	(in millions)
2019	$2,958.5		$42.0	$1,054.5	$5.1	$59.3	$56.6	$8.4
2018	$2,914.1		$49.9	$1,190.5	$4.8	$64.6	$63.1	$9.9
2017	$2,992.9	54.5	$54.5	$1,266.1	$5.5	$64.2	$58.6	$22.5
* Includes amortization of deferred acquisition costs, amortization of value of business acquired and underwriting, general and administration expenses.

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Union Security Insurance Company
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2019
Life Insurance in Force	$13,764.2	$13,151.7	$483.3	$1,095.8	44.1%
Premiums:
Life insurance	$101.3	$99.5	$2.6	$4.4	59.1%
Accident and health insurance	262.5	263.1	1.3	0.7	185.7%
Total earned premiums	$363.8	$362.6	$3.9	$5.1	76.5%
Benefits:
Life insurance	$275.7	$231.8	$12.5	$56.4	22.2%
Accident and health insurance	373.3	373.2	0.1	0.2	50.0%
Total policyholder benefits	$649.0	$605.0	$12.6	$56.6	22.3%

Year Ended December 31, 2018
Life Insurance in Force	$38,709.9	$38,055.1	$514.2	$1,169.0	44.0%
Premiums:
Life insurance	$185.8	$184.3	$2.9	$4.4	65.9%
Accident and health insurance	564.6	565.9	1.7	0.4	425.0%
Total earned premiums	$750.4	$750.2	$4.6	$4.8	95.8%
Benefits:
Life insurance	$294.6	$246.0	$13.9	$62.5	22.2%
Accident and health insurance	468.7	468.6	0.5	0.6	83.3%
Total policyholder benefits	$763.3	$714.6	$14.4	$63.1	22.8%

Year Ended December 31, 2017
Life Insurance in Force	$59,075.0	$58,373.3	$549.4	$1,251.1	43.9%
Premiums:
Life insurance	$239.4	$237.3	$3.1	$5.2	59.6%
Accident and health insurance	715.5	716.4	1.2	0.3	400.0%
Total earned premiums	$954.9	$953.7	$4.3	$5.5	78.2%
Benefits:
Life insurance	$345.6	$304.3	$13.1	$54.4	24.1%
Accident and health insurance	507.5	503.6	0.3	4.2	7.1%
Total policyholder benefits	$853.1	$807.9	$13.4	$58.6	22.9%

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Union Security Insurance Company
as of December 31, 2019, 2018 and 2017 and for the years then ended
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
	(in millions)
2019:
Valuation allowance for mortgage loans on real estate	$—	$—	$—	$—	$—
Valuation allowance for uncollectible agents balances	—	—	—	—	—
Valuation allowance for uncollectible accounts	—	—	—	—	—
Valuation allowance for reinsurance recoverables	—	—	—	—	—
Total	$—	$—	$—	$—	$—
2018:
Valuation allowance for mortgage loans on real estate	$0.4	$(0.4)	$—	$—	$—
Valuation allowance for uncollectible agents balances	—	—	—	—	—
Valuation allowance for uncollectible accounts	—	—	—	—	—
Valuation allowance for reinsurance recoverables	—	—	—	—	—
Total	$0.4	$(0.4)	$—	$—	$—
2017:
Valuation allowance for mortgage loans on real estate	$1.7	$(1.3)	$—	$—	$0.4
Valuation allowance for uncollectible agents balances	4.3	(4.3)	—	—	$—
Valuation allowance for uncollectible accounts	1.0	(1.0)	—	—	$—
Valuation allowance for reinsurance recoverables	0.1	(0.1)	—	—	$—
Total	$7.1	$(6.7)	$—	$—	$0.4

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(F) SELECTED FINANCIAL DATA
Union Security Insurance Company
Five-Year Summary of Selected Financial Data

	As of and for the Years Ended December 31,
	2019	2018	2017	2016	2015
	(in millions)
Statements of Operations Data:
Revenues
Net earned premiums	$5.1	$4.8	$5.5	$180.3	$1,047.5
Net investment income	59.3	64.6	64.2	97.8	169.5
Net realized gains (losses) on investments (1)	9.4	(1.4)	9.7	162.9	10.0
Amortization of deferred gains and gains on disposal of businesses	15.7	53.6	97.8	364.5	9.1
Fees and other income	31.2	33.1	29.0	6.7	14.8
Total revenues	120.7	154.7	206.2	812.2	1,250.9
Benefits, losses and expenses
Policyholder benefits	56.6	63.1	58.6	152.7	749.6
Underwriting, general and administrative expenses	8.4	9.9	22.5	143.8	386.2
Total benefits, losses and expenses	65.0	73.0	81.1	296.5	1,135.8
Income before provision for income taxes	55.7	81.7	125.1	515.7	115.1
Provision for income taxes	10.8	16.7	46.2	206.2	41.0
Net income	$44.9	$65.0	$78.9	$309.5	$74.1
Selected Balance Sheet Data:
Cash and cash equivalents and investments	$1,120.6	$1,076.2	$1,207.3	$1,297.8	$3,228.6
Total assets	$6,085.1	$5,907.9	$6,340.1	$6,393.7	$7,262.9
Policy liabilities (2)	$4,055.0	$4,154.5	$4,313.5	$4,509.0	$4,629.4
Total stockholder's equity	$279.4	$192.5	$207.0	$164.6	$770.7
(1)  Included in net realized gains (losses) are other-than-temporary impairments of $0.1 million, $2.2 million and $7.0 million for 2017, 2016 and 2015, respectively. There were no such OTTI impairments in 2018 or 2019.
(2)  Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.
(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.
(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Some of the statements under “Business,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this registration statement for the fiscal year ended December 31, 2019, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of words such as “will,” “may,” “can,” “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. We undertake no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For a discussion of the risk factors that could affect our actual results, see “Risk Factors” in this registration statement. These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement.

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The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our Financial Statements and accompanying notes which appear elsewhere in this registration statement. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this registration statement, particularly under the section titled “Risk Factors”.
The following discussion covers the year ended December 31, 2019 (“Twelve Months 2019”) and year ended December 31, 2018 (“Twelve Months 2018”). Please see the discussion that follows for a more detailed comparative analysis. Our comparative analysis of Twelve Months 2018 and the year ended December 31, 2017 is included under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form S-1 for the fiscal year ended December 31, 2018 filed with the SEC on April 18, 2019.
Critical Factors Affecting Results
Our results depend on, among other things, the appropriateness of our product pricing and underwriting, the accuracy of our reserving methodology for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses and achieve expense savings. Factors affecting these items, including, but not limited to, conditions in financial markets, the global economy and the markets in which we operate, fluctuations in exchange rates and inflation, may have a material adverse effect on our results of operations or financial condition. For more information on these and other factors that could affect our results, see "Risk Factors".
Management believes that we will have sufficient liquidity to satisfy its needs over the next twelve months.
For Twelve Months 2019, net cash used in operating activities was $30.3 million; net cash provided by investing activities was $58.1 million and net cash used in financing activities was $27.0 million. We had $6.2 million in cash and cash equivalents as of December 31, 2019. Please see "Liquidity and Capital Resources," below for further details.
Revenues
We generate revenues primarily from the sale of our insurance policies and service contracts and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums and income earned on preneed life insurance policies with discretionary death benefits and fees for administrative services are presented within fees and other income.
Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends, change in market value of equity securities and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly affected by changes in interest rates.
Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.
The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that are subject to pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower interest-earning investments.
The Company's revenues primarily consist of amortization of deferred gains related to disposed businesses, investment income (including realized gains and losses) and renewal premiums and income earned on our preneed business.
Expenses
Our expenses are primarily policyholder benefits and underwriting, general, and administrative expenses.
Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.

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Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, amortization of deferred acquisition costs, amortization of value of business acquired and other general operating expenses.
Critical Accounting Estimates
Certain items in our financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our financial statements.
The following critical accounting policy requires significant estimates. The actual amounts realized in this area could ultimately be materially different from the amounts currently provided for in our financial statements.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future claim payments. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent our best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including, but not limited to: changes in the economic cycle, inflation, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated.
Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claim reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on our earnings in the periods in which such increases or decreases are made. However, based on information currently available, we believe our reserve estimates are adequate.
The following table provides reserve information for our major product lines for the years ended December 31, 2019 and 2018:

	December 31, 2019				December 31, 2018
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Global Preneed	$851.2	$24.0	$7.4	$2.4	$903.6	$25.7	$7.3	$3.5
Disposed and run-off businesses	2,107.3	15.0	477.3	47.6	2,010.5	15.9	480.7	52.7
Short Duration Contracts:
Disposed and run-off businesses	—	2.9	506.6	12.5	—	8.3	618.7	26.8
Credit disability	—	0.1	—	0.7	—	—	—	0.8
Total	$2,958.5	$42.0	$991.3	$63.2	$2,914.1	$49.9	$1,106.7	$83.8
For additional information regarding our reserves, see Note 9 to the Financial Statements included elsewhere in this report.
Long Duration Contracts
Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible,

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modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our statements of operations.
Historically, premium deficiency testing on continuing lines of business has not resulted in material adjustments to deferred acquisition costs or reserves. Such adjustments could occur, however, if economic or mortality conditions significantly deteriorated.
Risks related to the reserves recorded for certain discontinued individual life, annuity and long-term care insurance policies have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity, and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Short Duration Contracts
Claims and benefits payable reserves for short duration contracts include (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.
Risks related to claims and benefits payable for products related to the sale of AEB have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Investments
We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are timely identified, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, our intent and ability to retain the investment for a period of time sufficient to allow for recovery and our intent to sell or whether it is more likely than not that we will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events that affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value.
The impairment of a fixed maturity security that we have the intent to sell or that we will more likely than not be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, we are required to analyze our ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings equals the difference between the amortized cost of the fixed maturity security and its net present value.
Reinsurance
Reinsurance recoverables were $3.26 billion and $3.32 billion as of December 31, 2019 and 2018, respectively, which include amounts we are owed by reinsurers for claims paid as well as those included in reserve estimates that are subject to the reinsurance. Reinsurance premiums paid are amortized as reductions to premium over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, historical disputes of reinsurance liabilities, management’s experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.
We have used reinsurance and coinsurance to exit certain businesses, including the disposals of Assurant Employee Benefits ("AEB"), Fortis Financial Group ("FFG") and Long-Term Care ("LTC"). The reinsurance recoverables relating to these dispositions amounted to $3.20 billion and $3.25 billion at December 31, 2019 and 2018, respectively.
In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

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	2019	2018
Ceded future policyholder benefits and expenses	$2,192.1	$2,103.2
Ceded unearned premium	18.3	24.4
Ceded claims and benefits payable	1,044.7	1,179.2
Ceded paid losses	5.0	16.4
Total	$3,260.1	$3,323.2
We utilize reinsurance for loss protection and capital management and business dispositions. See also “Quantitative and Qualitative Disclosures About Market Risk-Credit Risk.”
Contingencies
A loss contingency is recorded if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated amount within the range of possible losses is more probable than any other, we record an estimated reserve at the low end of the estimated range. Contingencies affecting us primarily relate to legal and regulatory matters which are inherently difficult to evaluate and are subject to significant changes.
Deferred Taxes
Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which we expect the temporary differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is required to be sufficient to reduce the asset to the amount that is more likely than not to be realized. We have deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets and liabilities are included in Note 5 to the Financial Statements included elsewhere in this report.
The calculation of the valuation allowance is made at the consolidated return group level. A portion of the valuation allowance is assigned to us based on the provisions of the tax sharing agreement. As of December 31, 2019 and 2018, we had no cumulative valuation allowance against deferred tax assets, as it is management’s assessment that it is more likely than not that all deferred tax assets will be realized.
In determining whether the deferred tax asset is realizable, we weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences, carry forwards and tax-planning strategies.
We believe it is more likely than not that the remainder of our deferred tax assets will be realized in the foreseeable future. Accordingly, a valuation allowance has not been established.
In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carry-forwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect us and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and our ability successfully execute our tax planning strategies.
Recent Accounting Pronouncements
Refer to Note 2 to the Financial Statements.

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Results of Operations
Overview
The table below presents information regarding our results of operations:

	For the Years Ended December 31,
	2019	2018
Revenues:
Net earned premiums	$5.1	$4.8
Net investment income	59.3	64.6
Net realized gains (losses) on investments	9.4	(1.4)
Amortization of deferred gains on disposal of businesses	15.7	53.6
Fees and other income	31.2	33.1
Total revenues	120.7	154.7
Benefits, losses and expenses:
Policyholder benefits	56.6	63.1
Underwriting, general and administrative expenses	8.4	9.9
Total benefits, losses and expenses	65.0	73.0
Income before provision for income taxes	55.7	81.7
Provision for income taxes	10.8	16.7
Net income	$44.9	$65.0
Year Ended December 31, 2019 Compared to the Year Ended December 31, 2018
Net Income
Net income decreased $20.1 million, or 31%, to $44.9 million for Twelve Months 2019 from $65.0 million for Twelve Months 2018. The decrease was primarily related to lower amortization of deferred gains associated with the sale of AEB and lower investment income mainly due to lower invested assets. Partially offsetting these decreases was a favorable change in net realized gains driven by an increase in the fair value of equity securities, as well as reduced policyholder benefits due to the run-off of the preneed business.
Total Revenues
Total revenues decreased $34.0 million, or 22%, to $120.7 million for Twelve Months 2019 from $154.7 million for Twelve Months 2018. The decrease was primarily attributable to lower amortization of deferred gains associated with the sale of AEB and lower investment income mainly due to lower invested assets. Partially offsetting the decrease was a favorable change in net realized gains driven by an increase in the fair value of equity securities .
Total Benefits, Losses and Expenses
Total benefits, losses and expenses decreased $8.0 million, or 11%, to $65.0 million for Twelve Months 2019 from $73.0 million for Twelve Months 2018. The decrease was primarily attributable to lower policyholder benefits in our preneed business due to the continued run-off of this business.
Investments
Refer to Notes 3 and 4 to the Financial Statements included elsewhere in this report.
Liquidity and Capital Resources
The primary sources of funds for the Company consist of premiums and fees collected, proceeds from the sales and maturity of investments and net investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information related to our Parent.

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Cash Flows
We monitor cash flows and cash flow forecasts on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.
The table below shows our recent net cash flows for the periods indicated:

	For the Years Ended December 31,
	2019	2018
Net cash (used in) provided by:
Operating activities	$(30.3)	$(36.1)
Investing activities	58.1	54.0
Financing activities	(27.0)	(15.0)
Net change in cash	$0.8	$2.9
Cash Flows for the Years Ended December 31, 2019 and 2018
Operating activities:
We typically generate operating cash inflows from premiums collected from our insurance products, fees received for services and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.
Net cash used in operating activities was $30.3 million and $36.1 million for the years ended December 31, 2019 and 2018, respectively. The reduction in cash used in operating activities was mainly due to most of the business being in run-off.
Investing activities:
Net cash provided by investing activities was $58.1 million and $54.0 million for the years ended December 31, 2019 and December 31, 2018, respectively. Cash flows from investing activities increased given the pace of sales and maturities is greater than reinvestment in the portfolio primarily related to the run-off of the business.
Financing activities:
Net cash used in financing activities was $27.0 million and $15.0 million for the years ended December 31, 2019 and 2018, respectively. The change in cash used in financing activities was primarily due to an increase in cash dividends paid to the Parent.
Commitments and Contingencies
We have obligations and commitments to third parties as a result of our operations, as detailed in the table below by the maturity date indicated:

	As of December 31, 2019
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual obligations:
Insurance liabilities (1)	$985.7	$92.2	$146.1	$130.2	$617.2
Liability for unrecognized tax benefit	2.5	—	2.5	—	—
Total obligations and commitments	$988.2	$92.2	$148.6	$130.2	$617.2
(1) Insurance liabilities reflect undiscounted estimated cash payments expected to be made to policyholders, net of expected future premium cash receipts on in-force policies and excluding fully reinsured discontinued operations whose inclusion would be potentially distortive. The total gross reserve for fully reinsured run-off operations that was excluded is $3.2 billion which, if the reinsurers defaulted, would be payable over a 30+ year period with the majority of the payments occurring after 5 years. Additional information on the reinsurance arrangements can be found in Note 8 to the Financial Statements included elsewhere in this report. As a result of these assumptions, the amounts presented in this table do not agree to the future policy benefits and expenses and claims and benefits payable in the balance sheet.

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Liabilities for future policy benefits and expenses have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.
(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
None.
(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and stockholders' interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.
Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.
Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.
Interest Rate Risk
Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk - price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds, mortgage-backed securities and certain asset-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.
We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.
The interest rate sensitivity relating to price risk of our fixed maturity securities is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are equal in direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed securities and asset-backed securities, a prepayment model is used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis for bonds, mortgage-backed securities and asset-backed securities held in our investment portfolio as of the dates indicated:

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Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2019

Basis points	–100	–50	0	50	100
Total market value	$1,049.3	$1,001.2	$956.7	$915.2	$876.2
% Change in market value from base case	9.68%	4.65%	—%	(4.34)%	(8.41)%
$ Change in market value from base case	$92.6	$44.5	$—	$(41.5)	$(80.5)
As of December 31, 2018

Basis points	–100	–50	0	50	100
Total market value	$963.3	$922.2	$883.9	$848.2	$814.7
% Change in market value from base case	8.98%	4.33%	—%	(4.04)%	(7.83)%
$ Change in market value from base case	$79.4	$38.3	$—	$(35.7)	$(69.2)
Credit Risk
We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA- and above, 1% for issuers rated A- to A+, 0.75% for issuers rated BBB- to BBB+, 0.38% for issuers rated BB- to BB+ and 0.25% for issuers rated B and below. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody’s and S&P’s ratings to determine an issuer’s rating for purposes of our portfolio limits.
The following table presents our fixed maturity investment portfolio by ratings of the nationally recognized statistical rating organizations as of the dates indicated:

	December 31, 2019		December 31, 2018
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$554.0	58%	$484.1	54%
Baa	374.4	39%	371.4	42%
Ba	25.3	3%	23.2	3%
B and lower	3.0	—%	5.2	1%
Total	$956.7	100%	$883.9	100%
We are also exposed to the credit risk of our reinsurers. When we purchase reinsurance, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.
We had $3.26 billion and $3.32 billion of reinsurance recoverables as of December 31, 2019 and 2018 respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $579.9 million, as of December 31, 2019 and $737.6 million as of December 31, 2018, relating to a coinsurance agreement with Sun Life, and reserves of $509.1 million and $2.1 billion as of December 31, 2019 and $523.5 million and $1.99 billion as of December 31, 2018 relating to coinsurance arrangements with Talcott Resolution (formerly owned by The Hartford) and John Hancock (a subsidiary of Manulife Financial Corporation), respectively, related to sales of businesses that are backed by trusts. If the value of the assets in this trust falls below the value of the associated liabilities, Sun Life, Talcott Resolution and John Hancock, as applicable, will be required to put more assets in the trusts. We may be dependent on the financial condition of Sun Life, Talcott Resolution and John Hancock, whose A.M. Best ratings are currently A+, B++, and A+ respectively. A.M. Best currently maintains a stable outlook on each of their financial strength ratings. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable.

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See the section entitled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A- or better by A.M. Best.
Inflation Risk
Inflation risk arises as we invest in assets, that are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. Approximately 16% of our preneed insurance policies, with reserves of approximately $129.5 million and $140.4 million as of December 31, 2019 and 2018, respectively, have death benefits that are guaranteed to grow with CPI. In times of rapidly rising inflation, the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. We have partially mitigated this risk by purchasing derivative contracts with payments tied to the CPI. See "- Derivatives."
In addition, we have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation. Medical reserves represent less than 1% of total claims and benefits payable.
Derivatives
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the prices of securities or commodities. Derivative financial instruments may be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forward contracts.
Under insurance statutes, our insurance companies may use derivative financial instruments to hedge actual or anticipated changes in their assets or liabilities, to replicate cash market instruments or for certain income-generating activities. These statutes generally prohibit the use of derivatives for speculative purposes. We generally do not use derivative financial instruments.
We have purchased contracts to cap the inflation risk exposure inherent in some of our preneed insurance policies.
(K) EXECUTIVE OFFICERS
The table below sets forth certain information, as of April 16, 2020, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
Tammy L. Schultz	50	Chairman, President, and Chief Executive Officer; President, Global Preneed, Assurant, Inc.
Athanasios Bolovinos	38	Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Assistant Controller, Assurant, Inc.
Paula M. SeGuin	52	Vice President and Director; Director of Compliance, Assurant, Inc.
Tammy L. Schultz, Chairman, President and Chief Executive Officer.  Please see Ms. Schultz’s biography in the section below entitled "DIRECTORS".
Athanasios Bolovinos, Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Assistant Controller, Assurant, Inc. Mr. Bolovinos has served as Chief Financial Officer and Treasurer of the Company since December 21, 2018. He has served as Vice President and Assistant Controller of Assurant, Inc. since 2017. Before joining Assurant, Mr. Bolovinos served as Finance Manager from 2015 to 2017 for General Reinsurance. From 2011 to 2015, Mr. Bolovinos served as Vice President of Finance for Navigators Insurance Company.
Paula M. SeGuin, Vice President and Director; Director of Compliance, Assurant, Inc.  Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".
Code of Ethics. The Assurant Code of Business Conduct and Ethics ("the Code of Ethics") is applicable to all employees, officers and directors, including the executive officers of the Company. The Code of Ethics may be found under the “Corporate Governance” subsection of the “Investor Relations” section of the Assurant, Inc.'s website at http://ir.assurant.com .
DIRECTORS
We currently have five directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience, director positions held currently and/or during the last five years, and experience that led the Company to conclude that they should serve as directors.
Eric Kurzrok, Director. Mr. Kurzrok, 43, was appointed as a director of the Company in February 2016. He has also served as an Assistant Treasurer of Assurant, Inc. since 2017, and as a Vice President, Actuary, Ratings and Capital, of Assurant, Inc. since 2008. Mr. Kurzrok is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

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Fernand LeBlanc, Director.  Mr.LeBlanc, 40, was appointed as a director of the Company in June 2018. He has served as Vice President, Global Strategy and Innovation of Global Preneed, an operating segment of Assurant, since January 2019. Prior to that, he served as Vice President of Global Strategy and Business Development from August 2017 to January 2019. From 2012 to 2017, he served as a Vice President, Product Management, for Assurant Life of Canada.
Paula M. SeGuin, Vice President and Director . Ms. SeGuin, 52, was appointed as a director of the Company in February, 2016 and as Vice President of the Company on March 1, 2016. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005.
Tammy L. Schultz, Chairman, President and Chief Executive Officer. Ms. Schultz, 50, was appointed as a director of the Company in February 2016, and as President and Chief Executive Officer on March 1, 2016. In 2012, Ms. Schultz was appointed the Executive Vice President and President of the Preneed Business at Assurant, Inc. Prior to that, she served as Vice President, Chief Operations Officer and Client Relationships, Preneed.
Lisa Young, Director . Ms. Young, 57, was appointed as a director of the Company in June 2018. She has also served as Vice President of Global Preneed, an operating segment of Assurant, since 2015. Prior to that, from 2012 to 2015, she served as Vice President of Operations and Strategic Business Initiatives for Global Preneed.
(L) COMPENSATION DISCUSSION AND ANALYSIS
I. Executive Summary
Introduction
This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2019:

Tammy L. Schultz	President and Chief Executive Officer; President, Global Preneed, Assurant, Inc.
Athanasios Bolovinos	Chief Financial Officer, Treasurer and Assistant Secretary, Vice President, Assistant Controller, Assurant, Inc.
Paula M. SeGuin	Vice President; Director of Compliance, Assurant, Inc.
Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) as of December 31, 2019 in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.
The 2019 compensation of Mmes. Schultz and SeGuin and Mr. Bolovinos was based on a compensation program focused on the goals and objectives of the Parent. All of our NEOs participated in the Parent's long-term equity incentive program in 2019.
For more detailed information on Assurant's 2019 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 23, 2020.
Our Executive Compensation Principles
Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•
Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the interests of shareholders. [1]

•	Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should motivate our executives to deliver above-average results.

•	A significant portion of target total direct compensation provided to our NEOs should be tied to financial performance and stock price performance. [1]

•
Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.

1     Union Security Insurance Company does not have securities that are publicly traded and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent

II. The Compensation Decision Making Process
The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.
After receiving input from the Parent's Chief Executive Officer, in consultation with the Parent's Chief Financial Officer and

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Chief Human Resources Officer, the compensation of the Company's Chief Executive Officer in 2019 was determined by the Assurant Compensation Committee. The compensation of both the Company's Chief Financial Officer and Ms. SeGuin in 2019 was determined through a process whereby senior management at the Parent annually reviewed their performance and compensation and made decisions regarding their compensation.
The Chief Executive Officer of the Parent also provides input, in consultation with the Parent's Chief Financial Officer and Executive Vice President, Chief Human Resources Officer, on the annual incentive plan performance goals that apply to the Company's NEOs.
Level of Compensation Provided
Market Positioning.  Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.
Company-Level Named Executive Officers - Company Market Survey Data.  The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short- and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short- and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.
III. Elements of Our Executive Compensation Program
Base Salaries
The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2019, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.
Annual Incentive Compensation
Overview.   For the enterprise, consistent with its long-term growth strategy, Assurant has allocated 42% of the target annual incentive opportunity provided to its employees to profitability measures, 28% to top-line revenue growth for specified areas and 30% to individual performance. However, as a Section 16 executive officer of the Parent, Ms. Schultz does not have an individual performance component to her annual incentive compensation. Instead, Ms. Schultz's annual compensation is determined solely based on the performance of the Parent with 60% of the target annual incentive opportunity provided to Ms. Schultz to profitability measures, 40% to top-line revenue growth for specified areas.
The Compensation Committee of Assurant set the annual incentive performance goals of net operating income excluding reportable catastrophe losses (“NOI”) and top-line revenue from net earned premiums and fee income for 2019 based on the performance of Assurant, Inc. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).
2019 Annual Incentive Compensation for the Company's NEOs: Financial Metrics. 2   For 2019, Assurant sought to establish financial targets that were challenging and would motivate its senior executives to deliver profitable growth. Profitability, weighted at 60% for Ms. Schultz, is measured by the NOI 3 of the Parent and top-line revenue, weighted at 40% for Ms. Schultz, is measured by the Parent's net earned premiums and fee income for 2019.

[2]
For additional information regarding the measures discussed below, please see the Parent's proxy statement filed with the SEC on March 23, 2020. The proxy statement is not incorporated by reference herein. Certain measures are non-GAAP. A reconciliation of the reported non-GAAP measures to their most comparable GAAP measures can be found in Appendix A of the Parent’s proxy statement.

[3]
Assurant NOI equals net income excluding Assurant Health run-off operations, net realized gains (losses) on investments, amortization of deferred gains and gains on disposal of businesses and other highly variable items, as well as reportable catastrophe losses.

For Mr. Bolovinos and Ms. SeGuin, financial targets apply to the Parent. Profitability, weighted at 42%, is also measured by the performance results of Assurant’s NOI. Top-line revenue, weighted at 28%, is measured by Assurant's revenue from net

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earned premiums and fee income. The remaining portion of Mr. Bolovinos's and Ms. SeGuin's 2019 annual incentive goal is based on their individual performance and is weighted at 30%.
Annual Incentive Performance Results. 4 For the NEOs, the performance levels for 2019 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant NOI were $483, $517, $558, $575, $592, $632 and $667 million, respectively. Assurant's NOI for 2019 was $574 million. The performance levels for 2019 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant's top-line revenue were $7,738, $8,291, $8,752, $9,212, $9,673, $10,134 and $10,686 million, respectively. Assurant's top-line revenue for 2019 was $9,329 million. Based on the above metrics and performance results, the 2019 annual incentive performance multiplier for enterprise goals was 1.01.
The individual performance multiplier for 2019 for the NEOs was 1.77 for Mr. Bolovinos and 1.24 for Ms. SeGuin. Ms. Schultz did not have an individual performance component to her annual incentive compensation.
Based on the above metrics, enterprise performance results and individual performance results, the composite annual performance multiplier for Mr. Bolovinos was 1.24 and for Ms. Seguin was 1.08. The annual performance multiplier for Ms. Schultz, based entirely on enterprise performance results, was 1.01
The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2019:

Named Executive Officer	2019 Target Annual Incentive	2019 Multiplier	2019 Annual Incentive Payment
Tammy L. Schutlz	$195,000.00	1.01	$196,950.00
Athanasios Bolovinos	$65,000.00	1.24	$80,412.00
Paula M. SeGuin	$27,961.00	1.08	$30,170.00

[4]
Results in this paragraph may differ from the Parent’s reported results since expenses, revenues and other effects associated with acquisition activity during the year and changes in accounting and certain other changes that do not reflect changes in the underlying business are generally excluded when calculating results.

Long-term Equity Incentive Compensation
All of the NEOs participate in Assurant's long-term equity incentive compensation program.
Assurant uses performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. 2017 Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria.
For awards granted prior to 2016, for each year in the performance period, Assurant's performance with respect to selected metrics (as described in the chart below) is compared against an index of companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the three-year performance period. Measurement of the Assurant designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee.
For PSU awards granted in 2016, 2017 and 2019, Assurant’s performance is measured with respect to two equally weighted metrics: absolute net operating income per diluted share excluding reportable catastrophes ("NOI EPS"), measured as the sum of each year within the three-year performance period, and total stockholder return ("TSR") relative to the S&P 500 Index, measured over the three-year performance period. Measurement of performance against the designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee. NOI EPS excludes reportable catastrophe losses because they create volatility that is beyond the executive’s control and the Assurant Compensation Committee believes executives should be focused on the underlying performance of the business.
No PSUs were granted to the NEOs in 2018. The annual equity grant for the NEOs in 2018 consisted solely of RSUs.

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Performance-Based Long-Term Equity Plan Design Attributes

Metrics and Weighting	Absolute NOI EPS[1] — 50%
Relative Total Stockholder Return[2] — 50%
Performance Measured	TSR measured against S&P 500 Index
Against an Index
Payout Considerations	For the relative TSR metric:

Threshold for payout at the 25th percentile

Payouts capped at 200% of target if the composite percentile ranking is at or above the 90th percentile

For the absolute NOI EPS ex-CAT metric:

Threshold for payout at pre-determined performance level payouts capped at 200% of target
(1)  Cumulative Parent three year NOI EPS excluding reportable catastrophe losses
(2) Percentage change on Parent stock plus dividend yield percentage

PSUs. Recent tax reform legislation expanded the number of individuals covered by Section 162(m) and eliminated the exception for performance-based compensation effective beginning for the Company’s 2018 tax year. Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table - Long Term Incentive Awards" below.
In support of Assurant's pay for performance philosophy, in 2019, the Compensation Committee approved equity payments for PSUs granted in 2016 based on the financial metrics described above. The Company’s cumulative percentile ranking relative to companies in the S&P 500 Index with regard to TSR over the 2016-2018 performance cycle was in the 46th percentile, which represents a payout at 91% of target. The Company’s cumulative NOI EPS (excluding reportable catastrophes) for the 2016-2018 performance cycle was $22.40, which represents a payout at 67% of target. As a result, each NEO received shares of common stock equal to 79% of their target number of PSUs granted in 2016, which represents the average target payouts for TSR and NOI EPS.
RSUs.  RSUs typically vest in equal annual installments over a three-year vesting period.

IV. Benefits
The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain supplemental retirement plans and limited perquisites described below.
Retirement Plans.  All NEOs except Mr. Bolovinos participate in the Assurant Pension Plan (the "Pension Plan"). Ms. Schultz participates in the Assurant Executive Pension Plan (the "Executive Pension Plan"). Ms. Schultz and Mr. Bolovinos also participate in the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan"). The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of Section 401(a)(17) of the Code ($280,000 for 2019). Effective March 1, 2016, the Pension Plan and the Executive Pension Plan were frozen. Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Deferred Compensation Plans.  The NEOs may be eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with Section 409A of the Code ("Section 409A"). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Long-Term Disability Benefits.  As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 50% of employees' monthly plan pay (which is

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generally defined as base salary plus the annual incentive target award amount) with employees holding a 10% buy-up option to increase benefits to 60% of their monthly plan pay, up to a maximum monthly benefit of $15,000.
V. Related Policies and Considerations
Timing of Equity Grants
Assurant does not coordinate the timing of equity awards with the release of material non-public information. Prior to 2018, under the Parent's Equity Grant Policy, annual equity awards granted by the Compensation Committee pursuant to the ALTEIP were granted on the second Thursday of March each year. As of 2018, annual equity awards are granted on March 16 each year pursuant to the ALTEIP.
Tax and Accounting Implications
Recent tax reform legislation expanded the number of individuals covered by Section 162(m) of the Internal Revenue Code and eliminated the exception for performance-based compensation effective beginning for the Company’s 2018 tax year. The Assurant Compensation Committee continues to emphasize performance-based compensation that attracts, retains and rewards the executives necessary to successfully execute the Parent's business strategy. While the Assurant Compensation Committee generally seeks to pay compensation that is deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.
The compensation that Assurant pays to the NEOs is reflected in our consolidated financial statements as required by U.S. GAAP. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation
The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2019, 2018 and 2017 as applicable.
Summary Compensation Table for Fiscal Years 2019, 2018, and 2017

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [2] ($)	All Other Compensation [3] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz, President and Chief Executive Officer; Executive Vice President, President Global Preneed, Assurant, Inc.	2019 2018 2017	323,692 290,991 283,398	— — —	214,230 160,075 175,448	— — —	196,950 176,050 151,193	— — —	47,644 54,505 56,647	782,516 681,621 666,686
Athanasios T. Bolovinos, Chief Financial Officer and Treasurer; Vice President, Assistant Controller, Assurant, Inc.	2019 2018	260,000 250,000	— —	69,238 134,948	— —	80,412 60,000	— —	22,182 17,969	431,832 462,917
Paula M. SeGuin, Vice President; Director of Compliance, Assurant, Inc.	2019 2018 2017	139,807 137,065 133,671	— — —	22,307 20,594 22,464	— — —	30,170 32,896 32,616	— — —	11,771 11,709 11,273	204,055 202,264 200,024

1
The amounts reported in column (e) for 2019, 2018 and 2017 represent awards of PSUs and RSUs. No PSUs were awarded to NEOs in 2018. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718 using the closing price of the Parent's Common Stock on the grant date. Please see column (k) in the Grant of Plan-Based Awards table for the closing price on the grant date for 2018 awards.

The amounts included in column (e) for PSUs were computed based on the achievement of target level performance for each award. As described in "CD&A — Long-Term Equity Incentive Compensation — PSUs" , payouts for PSU awards can range from no payout to a 200% maximum payout.
Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) representing only PSUs would be as follows: (i) for awards granted in 2019: $330,915 for Ms. Schultz; $73,512 for Mr. Bolovinos; and $23,685 for Ms. SeGuin; (ii) No PSUs were awarded to NEOs in 2018; and (iii) for awards granted in 2017: $194,741 for Ms. Schultz; and $24,935 for Ms. SeGuin.
Please see Footnote 21, Stock Based Compensation-Performance Share Units , of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC (the “2019 Form 10-K”) for a discussion of the assumptions used in this valuation.

2
The change in pension value is the aggregate change in the actuarial present value of the respective NEO’s accumulated benefit under the Parent’s three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2018 to December 31, 2019, from December 31, 2017 to December 31, 2018 and from December 31, 2016 to December 31, 2017. For each plan, the change in the pension value is determined as the present value of the NEO’s accumulated benefits at December 31, 2017, December 31, 2018 or December 31, 2019 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31,

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2016, December 31, 2017 or December 31, 2018, as applicable. Present values of accumulated benefits at December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019 use the same assumptions as included in the financial statements in Assurant’s Annual Reports on Form 10-K for the fiscal years ending December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019, respectively, as filed with the SEC. Effective February 29, 2016, the accrual of additional benefits under the Assurant SERP, Assurant Executive Pension and Assurant Pension Plans was frozen.

3
The table below details the amounts reported in the “All Other Compensation” column, which include premiums paid for Executive LTD, Company contributions to the Assurant Executive 401(k) Plan, Company contributions to the Assurant 401(k) Plan, dividends and dividend equivalents, and certain other amounts during 2019:

Name	Executive LTD	Dividends and Dividends Equivalent [a]	Company Contributions to Assurant Executive 401(k)	Qualified Company Contributions to Assurant 401(k)	Perquisites and Other Personal Benefits	Other Amounts [b]	Total
Tammy L. Schultz	$3,816	$9,009	$13,185	$16,800	$—	$4,834	$47,644
Athanasios T. Bolovinos	$—	$3,282	$2,400	$16,500	$—	$—	$22,182
Paula M. SeGuin	$—	$1,409	$—	$10,362	$—	$—	$11,771

a.
The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2019 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid on 2016 PSUs for shares vested in 2019; and on 2015 PSUs for shares vested in 2018. No dividends or dividend equivalents were paid on PSUs granted in 2019, 2018 or 2017.

b.	Amounts in this column reflect in the case of Ms. Schultz, $4,834 in expenses paid by the Company for a conference that Ms. Schultz attended.
Grants of Plan-Based Awards
The table below sets forth individual grants of awards made to each NEO during 2019.
Grants of Plan-Based Awards Table for Fiscal Year 2019

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) [3]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Tammy L. Schultz	3/16/2019 3/16/2019 —	— — 0	— — 195,000	— — 390,000	— 741 —	— 1,481 —	— 2,962 —	494 — —	— — —	— — —	$48,773 $165,457 —
Athanasios T. Bolovinos	3/16/2019 3/16/2019 —	— — 0	— — 65,000	— — 130,000	— 165 —	— 329 —	— 658 —	329 — —	— — —	— — —	$32,482 $36,756 —
Paula M. SeGuin	3/16/2019 3/16/2019 —	— — 0	— — 27,961	— — 55,922	— 53 —	— 106 —	— 212 —	106 — —	— — —	— — —	$10,465 $11,842 —

1.
The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO’s annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2019 performance is reported in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

2.	As described in the “CD&A - Long-Term Equity Incentive Compensation - PSUs.” Payouts for PSU awards can range from no payment to 200% maximum payout.

3.
The base price of 2019 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of the Parent's Common Stock on the grant date.

The base price of 2019 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance. Please see Footnote 21, Stock Based Compensation - Performance Share Units , of the Company’s 2019 Form 10-K for a discussion of the assumptions used in this valuation.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table
Annual Incentive Awards
Annual incentive payments for Mmes. Schultz and SeGuin and Mr. Bolovinos were paid pursuant to the Parent's annual incentive program. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled " CD&A - Annual Incentive Compensation ."
Long Term Equity Incentive Awards
The Parent's equity-based awards granted prior to May 2017 were granted under the Assurant, Inc. Long Term Equity Incentive Plan. In May 2017, the Parent’s stockholders approved the ALTEIP which is the plan from which all future grants will be issued.

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The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.
Outstanding Equity Awards at Fiscal Year End
The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2019.
Outstanding Equity Awards Table for Fiscal Year 2019

	Option Awards					Stock Awards [1]
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested [2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz						261 [3]	34,212
						1,187 [4]	155,592
						494 [5]	64,754
								1,562 [8]	204,747
								741 [9]	97,130
Athanasios T. Bolovinos						371 [4]	48,631
						167 [6]	21,890
						400 [7]	52,432
						329 [5]	43,125
								165 [9]	21,628
Paula M. SeGuin						34 [3]	4,457
						153 [4]	20,055
						106 [5]	13,894
								200 [8]	26,216
								53 [9]	6,947

1	These columns represent awards under the ALTEIP. Awards are PSUs or RSUs.

2	Value was determined using the December 31, 2019 closing price of Assurant's Common Stock of $131.08.

3	This RSU award was granted on March 9, 2017 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

4	This RSU award was granted on March 16, 2018 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

5	This RSU award was granted on March 16, 2019 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

6	This RSU award was granted on April 1, 2018 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

7	This RSU award was granted on July 1, 2018 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

8
This PSU award was granted on March 9, 2017 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at the maximum level, as the Parent's ranked average performance for 2017 and 2018 relative to applicable index exceeded the applicable performance goals. The Parent's ranked average performance for 2019 relative to applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2017-2019 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

9
This PSU award was granted on March 16, 2019 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at the threshold level, as the Parent's ranked average performance for 2019 relative to applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2019-2021 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

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Option Exercises and Stock Vested in Last Fiscal Year
The following table provides information regarding all the RSUs and PSUs held by the NEOs that vested during 2019 on an aggregated basis.
Option Exercises and Stock Vested Table for Fiscal Year 2019

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) [1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) [1]
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	—	—	252 598 [2] 260 593	25,190 59,776 25,990 58,547
Athanasios T. Bolovinos	—	—	185 83 200	18,265 7,980 21,798
Paula M. SeGuin	—	—	100 43 102 [2] 33 76	9,045 4,298 10,196 3,299 7,503

[1]
The value realized on exercise and/or vesting was determined using the closing price of the Parent's Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

[2]
These amounts represent the value of PSU awards granted in 2016 that, in accordance with the terms of the applicable award agreements, became fully vested in 2019. The performance ranking for these awards fell below the target performance which resulted in a final payout amount of 79% of target shares awarded. Accordingly, the amount of compensation actually realized upon a payout is based on the fair market value of the Common Stock on the vesting date, which was March 8, 2019.

Pension Benefits
The Parent maintains three defined benefit pension plans. The Parent maintains the Assurant Pension Plan, a broad-based, tax qualified, defined benefit pension plan. In addition, the Parent maintains two non-qualified executive defined benefit pension plans: the Assurant SERP and the Assurant Executive Pension Plan.
The table below provides information for each defined benefit plan that provides for pension payments to the NEOs.
Pension Benefits Table for Fiscal Year 2019

Name	Plan Name	Number of Years of Credited Service [1] (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	Assurant Pension Plan Assurant Executive Pension Plan Assurant SERP	15 15 —	145,158 29,539 —	— — —
Athanasios T. Bolovinos	Assurant Pension Plan Assurant Executive Pension Plan Assurant SERP	— — —	— — —	— — —
Paula M. SeGuin	Assurant Pension Plan Assurant Executive Pension Plan Assurant SERP	22 — —	164,295 — —	— — —

1	None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.
Narrative to the Pension Benefits Table
The following is a description of the plans and information reported in the Pension Benefits Table.
The Assurant Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able to participate in the Assurant Pension Plan after completing one year of service with the Company. Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Assurant Pension Plan. Effective March 1, 2016, the Assurant Pension Plan was frozen.

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No additional benefits will accrue after February 29, 2016. Mr. Bolovinos is not eligible to participate in the Assurant Pension Plan.
The lump sum value of the benefit is based on the participant’s accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the plan freeze date. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years 31 and over	12%
The present value of accumulated benefits at December 31, 2019 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and final average earnings (limited by Section 401(a)(17) of the Code), which were frozen as of February 29, 2016.
The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All participating NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.
The Assurant Executive Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able to participate in the Assurant Executive Pension Plan after completing one year of service with the Company and when their eligible compensation exceeded the Section 401(a)(17) compensation limit. Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Assurant Executive Pension Plan. Effective March 1, 2016, the Assurant Executive Pension Plan was frozen. No additional benefits will accrue after February 29, 2016. Eligible compensation for participants was not capped. Mr. Bolovinos and Ms. Seguin were not eligible to participate in the Assurant Executive Pension Plan.
A participant’s benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Assurant Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the limit in the Code) reduced by the benefit payable under the Assurant Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under Section 409A. Credited service for determining a participant’s benefit begins after an employee begins participating in the plan and was frozen as of February 29, 2016. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service. All participating NEOs are currently 100% vested in their Assurant Executive Pension Plan benefit.
The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above. The present value of accumulated benefits at December 31, 2019 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and unlimited final average earnings, which were frozen as of February 29, 2016, offset by the Assurant Pension Plan benefit.
The Assurant SERP
Effective January 1, 2014, the Assurant SERP was closed to any new participants. Effective March 1, 2016, the Assurant SERP was frozen. None of the NEOs are eligible to participate in the Assurant SERP.
Number of Years of Credited Service
Eligibility for the Assurant Pension Plan and Assurant Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. No additional credited service will be earned after February 29, 2016 for the Assurant Pension Plan and Assurant Executive Pension Plan.
Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Parent currently maintains the ADC Plan, which provides for the deferral of compensation on a basis that is not tax qualified. The Assurant Executive 401(k) Plan is a nonqualified defined compensation plan.

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Nonqualified Defined Contribution and Other Nonqualified Deferred
Compensation Plans Table for Fiscal Year 2019

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY [1,2] ($)	Aggregate Earnings in Last FY [1] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE [1] ($)
(a)		(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	13,185	10,501	—	66,748
	TOTAL	—	13,185	10,501	—	66,748
Athanasios T. Bolovinos	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	2,400	39	—	2,439
	TOTAL	—	2,400	39	—	2,439
Paula M. SeGuin	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	—	—	—	—
	TOTAL	—	—	—	—	—

1
The amounts in column (c) were reported as 2019 compensation in the “All Other Compensation” column of the Summary Compensation Table as follows: for Ms. Schultz, $13,185; for Mr. Bolovinos, $2,400 of Company contributions to the Assurant Executive 401(k).

The NEOs’ Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2019. The Parent does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Assurant Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2019. Similarly, the Parent does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.

For the Assurant Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for the 2017, 2018 and 2019 fiscal years, as applicable: for Ms. Schultz, $7,702 for 2017, $10,031 for 2018, and $13,185 for 2019; and for Mr. Bolovinos, $2,400 for 2019.

2
The Assurant Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Assurant Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)).

3	The Parent does not currently make any contributions to the ADC Plan.

4	The Assurant Executive 401(k) Plan does not provide for participant contributions.
Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table
The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.

The ADC Plan
Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator. As a result of IRC Section 409A, certain key employees (including potentially the NEOs) are subject to a six-month waiting period for distributions following termination.
The Assurant Executive 401(k) Plan
Eligible employees may generally participate in the Assurant Executive 401(k) plan after completing 30 days of employment with Assurant and when their eligible compensation exceeds the compensation limit under the Code. Assurant made an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the limit ($280,000 for 2019). The participants select among various publicly available mutual funds in which the contributions are deemed to be invested

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on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Please see footnote 3 to the Summary Compensation Table above, for quantification of Company contributions to the Assurant Executive 401(k) Plan in 2019.
The benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Assurant Executive 401(k) Plan after two years of service. All of the NEOs who participate in the Assurant Executive 401(k) Plan are 100% vested in their Assurant Executive 401(k) Plan benefit.

Potential Payments Upon Termination or Change of Control
The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances described below on December 31, 2019.
Potential Payments Upon Termination or Change of Control Table on December 31, 2019

Name	Payout if Terminated Voluntarily 12/31/19 Not Retirement	Payout if Terminated Voluntarily 12/31/19 Retirement [1]	Payout if Terminated Involuntarily 12/31/19 [2]	Payout if Terminated Upon Change of Control 12/31/19	Payout if Terminated Upon Death 12/31/19	Payout if Terminated Upon Disability 12/31/19
	(a)	(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz
ESTIP Award	—	—	—	$97,500	—	—
Long-Term Equity Awards [3]	—	—	$262,029	$551,060	$262,029	$262,029
Assurant Executive Pension Plan [4]	$29,539	—	$29,539	$29,539	$29,539	$29,539
Assurant Executive 401(k) Plan [5]	$66,748	—	$66,748	$66,748	$66,748	$66,748
Welfare Benefit Lump Sum [6]	—	—	— [9]	$40,083	—	—
Severance [8]	—	—	— [9]	$1,040,000	—	—
Outplacement [7]	—	—	— [9]	$7,000	—	—
TOTAL	$96,287	—	$358,316	$1,831,930	$358,316	$358,316
Athanasios T. Bolovinos
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$65,540	$65,540	$65,540	$65,540
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	$2,439	—	$2,439	$2,439	$2,439	$2,439
Welfare Benefit Lump Sum [6]	—	—	$3,507	$3,507	—	—
Severance [8]	—	—	$135,500	$135,500	—	—
Outplacement [7]	—	—	$3,500	$3,500	—	—
TOTAL	$2,439	—	$210,486	$210,486	$67,979	$67,979
Paula M. SeGuin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$31,984	$31,984	$31,984	$31,984
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$5,181	$5,181	—	—
Severance [8]	—	—	$145,184	$145,184	—	—
Outplacement [7]	—	—	$2,000	$2,000	—	—
TOTAL	—	—	$184,349	$184,349	$31,984	$31,984

1
As of December 31, 2019, none of the NEOs met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, column (b) “Payout if Terminated Voluntarily (Retirement)” does not apply to them.

2
The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.

3
These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2019 based on the closing price of Assurant's common stock of $131.08 on December 31, 2019. These amounts also reflect accelerated vesting in the event of a change of control of the Parent and pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.

For all NEOs, values in column (d) assumes a hypothetical corporate change in control of the Parent.

4	Assurant Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

5	This amount includes the Company’s contribution to the Assurant Executive 401(k) Plan made in 2019.

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6
For Ms. Schultz, this amount represents a one-time lump sum payment by Assurant that equals the value of Assurant paid premiums for the medical, dental, life insurance and disability plans as of December 31, 2019 for 18 months based on the individual’s benefit election (in accordance with IRC Section 409A).

For Mr. Bolovinos and Ms. SeGuin, this amount represents a one-time lump sum payment by Assurant that equals the value of Assurant paid premiums for the medical and dental plans as of December 31, 2019 based on the years of severance service, severance level, and the individual’s benefit election (in accordance with IRC Section 409A).

7	This amount represents the Parent’s best estimate of the costs of outplacement services for an NEO.

8	The Parent is a party to a COC Agreement with Ms. Schultz.
Although no agreements exist with respect to the exact severance Mr. Bolovinos and Ms. SeGuin would receive upon voluntary termination (retirement) or involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay discretionary severance amounts (including a welfare benefit lump sum and costs of outplacement services) depending on the facts and circumstances of the NEO's termination.

9
As an executive officer of the Parent, Ms. Schultz may receive a discretionary severance amounts (including a welfare benefit lump sum and the cost of outplacement services) at the discretion of the Assurant Compensation Committee depending on the facts and circumstances of a potential involuntary termination.

Narrative to the Potential Payments Upon Termination or Change of Control Table
The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the material terms of Ms. Schultz's change of control agreement ("COC Agreement") and the methodology and material assumptions made in calculating the Assurant Executive Pension Plan benefits payable in the event of disability or death. The material terms of the Executive Pension Plan are described in the section entitled "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Assurant Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.
Treatment of Annual Incentive Awards
Under the ESTIP, if a participant’s employment is terminated during a performance period due to disability or death, the Parent may grant the participant an award in any amount the Parent deems appropriate. If a participant’s employment is terminated during a performance period due to retirement, any award for that participant will be subject to the maximum limits under the ESTIP (participant’s allocated portion of 5% of the Parent’s net income as defined under the ESTIP), based on the amount of the Parent’s net income for the full performance period. If a participant’s employment terminates for any other reason, any award paid to that participant will be subject to the maximum limits described above, pro-rated to reflect the number of days in the performance period that the participant was employed. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Parent no later than the date of the change of control. Ms. Schultz, as an executive officer of the Parent, is an ESTIP participant.
Under the STIP, if a participant's employment is terminated during a performance period due to retirement, death or a reduction in force or job elimination, the Parent may grant the participant a pro-rated award, depending on the timing of the termination event. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Assurant Compensation Committee no later than the date of the change of control. Mr. Bolovinos and Ms. SeGuin are STIP participants.
Accelerated and Pro-rated Vesting of Equity Awards
Upon a termination due to death or disability, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination.
In the event of a change of control of the Parent, all RSU awards under the Assurant, Inc. Long Term Equity Incentive Plan, which was the predecessor plan to the ALTEIP, would immediately vest, while the PSUs granted prior to May 2017 would vest and payout at the target level if the change of control occurs prior to the first anniversary of grant. If the change of control occurs after the first anniversary of grant, the PSUs would payout at the greater of the target level or the actual level of performance achieved.
In May 2017, the Parent’s stockholders approved the ALTEIP. All equity grants to NEOs from May 2017 onward are and continue to be made under to the ALTEIP. In the event of a change of control followed by an involuntary termination of employment within two years after such change of control, the ALTEIP provides that all RSUs shall vest immediately and PSUs will vest based on the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level pro-rated based upon the length of time within the performance period that has elapsed prior to the change in control or (ii) the actual level of achievement of all relevant performance goals (measured as of the latest date immediately preceding the change in control for which performance can, as a practical matter, be determined).

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The Assurant Executive 401(k) Plan
The benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.
Change of Control Agreements
Ms. Schultz was party to a COC Agreement in 2019. Mr. Bolovinos and Ms. SeGuin were not party to COC Agreements in 2019.
The Parent is a party to a COC Agreement with members of its Management Committee, which includes Ms. Schultz. The COC Agreements generally provide that if, during the two-year period following a change of control (as defined in the COC Agreements), the executive’s employment is terminated by the Parent other than for cause or disability, or by the executive for good reason (each as defined in the COC Agreements), the executive would be entitled to receive, subject to the execution of a release of claims, within 60 days of the termination (or such later date that may be required by tax laws governing deferred compensation), a payment equal to 0.5 times the target annual ESTIP award for the year in which the date of termination occurs, an amount of cash severance equal to two times the sum of the executive’s annual base salary plus target ESTIP award, continued welfare benefits for the 18-month period following the date of termination and outplacement benefits.
The COC Agreement does not provide for an excise tax gross-up. Rather, in the event of a change of control, eligible NEOs are entitled to receive either (i) the full benefits payable in connection with a change of control (whether under the COC Agreement or otherwise) or (ii) a reduced amount that falls below the applicable safe harbor provided under Section 280G of the Code, whichever amount generates the greater after-tax value for the executive.
Termination in Anticipation of a Change of Control. If an executive’s employment with the Parent is terminated by the Parent without cause prior to the date on which a change of control occurs, and if it is reasonably demonstrated by the executive that such termination of employment was initiated by the Parent after the public announcement of a proposed transaction that ultimately results in a change of control, then the executive will be entitled to the severance and other benefits under his or her COC Agreement, as described above.
Funding of Severance Payment Obligations. Within five business days of the executive’s date of termination after a change of control, the Parent must establish and fund a trust in an amount of cash equal to the amount of the severance payments to which the executive may become entitled under the COC Agreements.
Definition of “Change of Control”. For purposes of the agreements, a change of control is defined as:
• a change in a majority of the Parent Company’s Board (the “Incumbent Board”) excluding any persons approved by a vote of at least a majority of the Incumbent Board other than in connection with an actual or threatened proxy contest;
• an acquisition by an individual, entity or a group of 30% or more of Assurant’s common stock or voting securities (excluding an acquisition directly from the Parent, by the Parent, by an employee benefit plan of the Parent or pursuant to a transaction described immediately below);
• consummation of a merger, consolidation, reorganization or similar transaction, or sale of all or substantially all of the Parent’s assets other than a business combination in which all or substantially all of the stockholders of the Parent receive 50% or more of the stock of the company resulting from the business combination;
• a transaction or series of transactions approved by the Parent’s stockholders that results in the sale or disposition of all or substantially all of the Parent’s assets; or
• stockholder approval of a complete liquidation or dissolution of the Parent.
Restrictive Covenants. Under the COC Agreements, commencing on the change of control date and continuing for one year after termination of employment, executives may not: (i) engage in activity competitive with the Parent (including as an employee or officer of a competitor), (ii) solicit employees of the Parent to leave the employ of the Parent, or (iii) solicit customers of the Parent to cease doing business with the Parent. In addition, executives may not disparage the Parent for two years following termination of employment.

CEO Pay Ratio
For 2019 and future years, the Securities and Exchange Commission ("SEC") requires a public company to disclose the ratio of the compensation of its Chief Executive Officer (“CEO”) to the compensation of its median employee. Our CEO is Ms. Schultz.
SEC rules allow us to select a methodology for identifying the median employee that is appropriate based on our size, organizational structure and compensation programs. All NEOs are employees of the Parent. The NEOs have been considered to be employees of the Company for purposes of calculating the CEO pay ratio. There are no other employees of the Company.
We identified the median employee by calculating the annual total compensation using the methodology used in the 2019 Summary Compensation Table, for all employees other than our CEO, who were employed as of December 31, 2019.
For 2019, we estimate that our CEO to median employee pay ratio is: 3.83, the annual total compensation for the median employee was $204,055, and the annual total compensation for our CEO was $782,516.

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COMPENSATION OF DIRECTORS
The directors of the Company are identified above. Each director of the Company is an employee and received no additional compensation for service as a director during 2019.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions. Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable.
No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.
(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS
Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.
SECURITY OWNERSHIP OF MANAGEMENT
The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc., the parent company of the Company, as of December 31, 2019, by the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s other one most highly compensated executive officer, each director, and all executive officers and directors as a group. As of December 31, 2019, Assurant, Inc. had 59,945,893 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially [1]	Percentage of Class
Tammy L. Schultz	7,194	*
Athanasios Bolovinos	0	*
Paula M. SeGuin	4,067	*
Eric Kurzrok	1,497	*
Fernand LeBlanc	1,041	*
Lisa Young	951	*
		*
All directors and executive officers as a group (6 persons)	14,750	*
* Less than one percent of class.
1 ( a) Includes restricted stock units (“RSUs”) that that will vest and/or become payable on or within 60 days of December 31, 2019 in exchange for the following amounts of Common Stock as of December 31, 2019: For Ms. Young, 951 shares, all of which would be issuable upon retirement. RSUs that will vest on or within 60 days of December 31, 2019 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 951 shares.
(N) TRANSACTIONS WITH RELATED PERSONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The tax payment was $9.4 million for the year ended December 31, 2019. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the year ended December 31, 2019 was $1.8 million.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
Review, Approval or Ratification of Transactions with Related Persons
The Parent has adopted the Assurant, Inc. Related Person Transactions Policy and Procedure in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (generally, directors, executive officers and nominees for director of the Parent or their immediate family members and stockholders owning five percent or greater of the Parent's outstanding Common Stock). The policy covers any related person transaction that meets the minimum

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threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which the Parent is or was to be a participant and in which a related person has a direct or indirect material interest).
Policy:

•
Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Assurant Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Parent and its stockholders. In determining whether to approve or ratify a transaction, the Assurant Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Parent; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third party under similar circumstances.

•
If a related person transaction will be ongoing, the Assurant Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Assurant Nominating Committee, at least annually, will review and assess the relationship with the related person to determine whether it remains appropriate.

Procedures:

•	Related persons must notify the Parent's law department in advance of any potential related person transaction.

•
If the law department determines that the proposed transaction involves an amount in excess of $120,000 and a related person has a material direct or indirect interest, the proposed transaction will be submitted to the Assurant Nominating Committee for consideration at its next meeting. If it is not practicable to wait until then, the Assurant Nominating Committee will call a special meeting to consider the proposed transaction.

•
After considering the pertinent facts, the Assurant Nominating Committee will review and either approve or disapprove the transaction. If advance approval is not feasible, then the transaction will be considered and, if appropriate, ratified at Assurant Nominating Committee's next meeting.

•	No director will participate in any discussion or approval of a transaction in which he or she is a related person.
Director Independence
We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a result, currently, we are not required to have a board of directors comprised of a majority of "independent directors." The Company is an insurance company domiciled in Kansas and the Kansas insurance regulations do not require any independent directors to serve on the Board. We currently do not have any independent directors serving on our Board.

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Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

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Appendix I — Sample Market Value Adjustment Calculations
We will determine the MVA by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .005)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 +.07+ .005)]60/12 — 1]
	=	$234.73
Amount transferred or withdrawn (adjusted for MVA): $10,234.73
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .09 + .005)]60/12 — 1]
	=	–$666.42
Amount transferred or withdrawn (adjusted for MVA): $9,333.58
Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .0775+ .005)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for MVA): $9,885.06

APP I -1

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period:		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .08+ .005)]60/12 — 1]
	=	–$228.30
Amount transferred or withdrawn (adjusted for MVA): $9,771.70
*  Assumed for illustrative purposes only.
For Contracts we issue in Florida, we will determine the MVA by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .0025)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 +.07+ .0025)]60/12 — 1]
	=	$354.57
Amount transferred or withdrawn (adjusted for MVA): $10,354.57
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .09 + .0025)]60/12 — 1]
	=	–$559.14
Amount transferred or withdrawn (adjusted for MVA): $9,440.86

APP I -2

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .0775+ .0025)]60/12 — 1]
	=	0
Amount transferred or withdrawn (adjusted for MVA): $10,000
Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period:		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
MVA:	=	$10,000 x [[(1 + .08)/(1 + .08+ .005)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for MVA): $9,885.06

* Assumed for illustrative purposes only.

APP I -3

Appendix II — Investments by Union Security
Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.
We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:
•  federal, state and municipal obligations,
•  preferred and common stocks,
•  corporate bonds,
•  real estate mortgages and mortgage backed securities,
•  real estate, and
•  certain other investments, including various derivative investments.
See the Financial Statements for information on our investments.
When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".
Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:
(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;
(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;
(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;
(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.
Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.
The Contracts are reinsured by Talcott Resolution Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security and these assets are managed by Hartford Investment Management Company ("HIMCO"). HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

APP II -1

The SAI is designed to provide additional information and is intended for those who have read this prospectus and are interested in a more detailed explanation of financial statements for us and the Separate Account. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    completing the form below and mailing to the address shown; or
2)    calling us at 800-862-6668.
To obtain a copy of the SAI by mail or email, complete the form below and mail to:

Union Security Insurance Company
c/o Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Please send a copy of the SAI via email or physical address to:

Name:______________________________________________________________________________________

Email:______________________________________________________________________________________

Address:____________________________________________________________________________________

City/State/Zip Code:___________________________________________________________________________

Phone Number: ______________________________________________________________________________

Contract Number:_____________________________________________________________________________

Part II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 13. Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses payable by us in connection with the sale and distribution of the securities registered hereby, other than underwriting discounts or commissions. All amounts are estimated. This product is no longer actively sold.

Registration fees	N/A
Federal taxes	N/A
State taxes and fees (based on 50 state average)	N/A
Trustee's fees	N/A
Transfer agents' fees	N/A
Printing and distribution	$6,191*
Legal fees	$5,000*
Accounting fees	N/A
Audit fees	$205,000**
Engineering fees	N/A
Directors and officers insurance premium paid by Registrant	N/A
*Estimated expense
** Represents total audit fees of Union Security Insurance Company and Union Security Life Insurance Company of New York as such financial statements are used to support multiple Form N-4 and S-1 filings.
Item 14. Indemnification of Directors and Officers
Union Security Insurance Company’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.
There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.
Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 15. Recent Sales of Unregistered Securities
Not applicable.

Item 16. Exhibits and Financial Statement Schedules

Exhibit
Number	Description	Method of Filing
1	Underwriting Agreement	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement File No. 333-65231 filed with the Commission on April 28, 2009.
1.1	Assignment and Novation Agreement.Consent to Assignment and Novation Agreement.Principal Underwriter Agreement	Incorporated by reference to Post Effective Amendment No. 4, to the Registration Statement File No. 333-166455, filed on November 14, 2012.
3(a)	Restated and Amended Articles of Incorporation	Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4, File No. 333-43799, filed on April 22, 2013.
3(b)	Restated By-laws	Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4, File No. 033-63935 filed on November 16, 2009.
4	Variable Annuity Contract	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement File No. 033-37577 filed with the Commission on April 28, 1998.
5	Opinion re: legality	Filed herewith as Exhibit 99.5.
21	Subsidiaries of the Registrant	Filed herewith as Exhibit 99.21.
23(a)	Legal Consent	Filed herewith as Exhibit 99.5.
23(b)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm	Filed herewith as Exhibit 99.23(b).
24	Copy of Power of Attorney	Filed herewith as Exhibit 99.24.
101.INS	XBRL Instance Document *
101.SCH	XBRL Taxonomy Extension Schema Document *
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document *
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document *
101.LAB	XBRL Taxonomy Extension Label Linkbase Document *
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document *

*
Pursuant to applicable securities laws and regulations, the Company is deemed to have complied with the reporting obligation relating to the submission of interactive data files in such exhibits and is not subject to liability under any anti-fraud provisions of the federal securities laws as long as the Company has made a good faith attempt to comply with the submission requirements and promptly amends the interactive data files after becoming aware that the interactive data files fails to comply with the submission requirements. Users of this data are advised that, pursuant to Rule 406T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, or Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability.

Item 17. Undertakings
(A) The undersigned Registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)`	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6)
The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)          Any preliminary prospectus of the undersigned registrant related to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)     The portion of any other free writing prospectus relating to the offering contained material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv)      Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser. .

(B)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut on April 16, 2020.

UNION SECURITY INSURANCE COMPANY

By:	Tammy L. Schultz	*By:	/s/ Lisa Proch
	Tammy L. Schultz		Lisa Proch
	Chairman, President and Chief Executive Officer*		Attorney-In-Fact
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Paula SeGuin, Vice President, Director*
Eric Kurzrok, Director*
Fernand LeBlanc, Director*
Lisa Young, Director*
Tammy L. Schultz, Chairman, President and Chief Executive Officer*	*By:	/s/ Lisa Proch
Athanasios Bolovinos, Chief Financial Officer, Treasurer, Assistant Secretary*		Lisa Proch Attorney-in-Fact
	Date:	April 16, 2020
333-224394

EXHIBIT INDEX

99.5	Opinion and Consent of Counsel
99.21	Subsidiaries of the Registrant
99.23(b)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.24	Copy of Power of Attorney
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document